UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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NIKE, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MESSAGE FROM OUR
EXECUTIVE CHAIRMAN

To Our Shareholders:
We are proud of the progress our team has made over the past year as part of our effort to strengthen Nike for the long term. As we continue to execute our strategic and business priorities, we remain committed to maintain robust corporate governance standards while continuing to build a sustainable future.
Fiscal 2026 was a year of making progress against our Win Now actions and aligning our teams into the Sport Offense, with the support of strong and independent Board oversight. Among these actions, we continued to refresh our senior leadership team. Under the direction of Elliott and his leadership team, the Board believes Nike is well-positioned to continue strengthening the business and executing its long-term strategy.
As part of our evergreen approach to Board refreshment, we regularly assess our composition to ensure we maintain the right mix of experience, skills, tenure and fresh perspectives to effectively oversee and guide Nike. As part of our approach, we’ve added 4 new independent directors in the last 5 years.
We would also like to extend our sincere gratitude to John Rogers Jr., who has decided to retire from the Board after eight years of service. John's guidance and support as a director have been extremely valuable. We look forward to continuing to draw on his experience as he advises on the future of sport and community.
We are pleased to invite you to attend the Annual Meeting of Shareholders of NIKE, Inc. to be held virtually on Tuesday, September 8, 2026, at 9:00 A.M. Pacific Time. Whether or not you plan to attend, the prompt execution and return of your proxy card will ensure that your shares are represented at the meeting. Thank you for your continued support.
Sincerely,
"Fiscal 2026 was a year of making progress against our Win Now actions and aligning our teams into the Sport Offense, with the support of strong and independent Board oversight."

MARK PARKER, EXECUTIVE CHAIRMAN

July 15, 2026

1 NIKE, INC.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
TO THE SHAREHOLDERS OF NIKE, INC.
You are cordially invited to the 2026 Annual Meeting of Shareholders (the "Annual Meeting") of NIKE, Inc., an Oregon corporation ("NIKE" or the "Company"):

DATE AND TIME: Tuesday, September 8, 2026, at 9:00 A.M. Pacific Time	LOCATION: This year's meeting will be a virtual Annual Meeting at www.virtualshareholdermeeting.com/NKE2026
ITEMS OF BUSINESS:

PROPOSAL		PAGE REFERENCE
1To elect the 11 directors named in the accompanying proxy statement for the ensuing year.		Page 4
Class A Will elect eight directors.	Class B Will elect three directors.
Holders of Class A Stock and holders of Class B Stock will vote together as one class on all other proposals.
2To approve executive compensation by an advisory vote.		Page 23
3To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.		Page 59
4To approve the amendment of the NIKE, Inc. Employee Stock Purchase Plan to increase the number of authorized shares.		Page 61
5To consider a shareholder proposal regarding a report on discrimination in charitable support, as described in the accompanying proxy statement, if properly presented at the Annual Meeting.		Page 66
6To consider a shareholder proposal regarding environmental targets, as described in the accompanying proxy statement, if properly presented at the Annual Meeting.		Page 68
7To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Annual Meeting will be held in a virtual format only. We are continuing to use this format because, based on the success of our recent annual meetings, we believe it provides greater accessibility, encourages broader shareholder participation, and helps reduce costs, while still allowing us to provide shareholders the same rights and opportunities to participate as an in-person meeting. Shareholders of record at the close of business on July 8, 2026, the record date fixed by the Board of Directors, are entitled to attend the Annual Meeting and any adjournment or postponement thereof, and vote, and submit questions in advance of and during the meeting. To attend, vote at, and submit questions during the Annual Meeting, visit www.virtualshareholdermeeting.com/NKE2026 and enter the 16-digit control number included in your Notice Regarding the Availability of Proxy Materials, voting instructions form, or proxy card. Questions may be submitted in advance of the Annual Meeting by visiting www.proxyvote.com and entering your 16-digit control number.
By Order of the Board of Directors,

Mary Hunter
Vice President, Corporate Secretary
July 15, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on September 8, 2026. The proxy statement and NIKE, Inc.'s 2026 Annual Report to Shareholders are available online at www.investorvote.com or www.proxyvote.com, for registered and beneficial owners, respectively.

2026 PROXY STATEMENT 2

3 NIKE, INC.

CORPORATE GOVERNANCE

PROPOSAL 1 ELECTION OF DIRECTORS

A board of 11 directors will be elected at the Annual Meeting. Each elected director will hold office until the next annual meeting of shareholders and until their successor is elected and qualified, or until their earlier death, resignation or removal. All of the nominees were elected at the 2025 annual meeting of shareholders.
Ms. Thasunda Duckett, Ms. Mónica Gil, and Mr. Robert Swan are nominated by the Board for election by the holders of NIKE's Class B Common Stock ("Class B Stock"). The other eight nominees are nominated by the Board for election by the holders of NIKE's Class A Common Stock ("Class A Stock").
Under Oregon law and our Bylaws, if a quorum of each class of shareholders is present at the Annual Meeting, the eight director nominees who receive the greatest number of votes cast by holders of Class A Stock and the three director nominees who receive the greatest number of votes cast by holders of Class B Stock will be elected as directors. Unless otherwise instructed, proxy holders will vote the proxies they receive "for" the election of each of the nominees listed below. Each nominee has consented to serve if elected. If any nominee becomes unable to serve or for good cause will not serve, proxies will be voted "for" any nominee designated by the Board to fill such vacancy, if any, or the number of directors constituting the entire Board will be reduced to eliminate the vacancy.
The Bylaws and the Corporate Governance Guidelines of the Company provide that any nominee for director in an uncontested election who receives a greater number of votes "withheld" from their election than votes "for" such election shall tender their resignation for consideration by the Corporate Responsibility, Sustainability & Governance Committee. The committee will then recommend to the Board the action to be taken with respect to the resignation, and the Board will publicly disclose its decision with respect to such resignation within 90 days after the certification of the election results.
Background information on the nominees as of July 15, 2026, including certain of the attributes that led to their selection, appears below. The Board and the Corporate Responsibility, Sustainability & Governance Committee have determined that each director meets the qualification standards described below under "NIKE, Inc. Board of Directors—Director Nominations". In addition, while the Board believes that each director nominee is individually qualified to make unique and substantial contributions to the Board, the Board firmly believes that the experience, attributes, and skills of any single director nominee should not be viewed in isolation, but rather in the context of the experience, attributes, and skills that all director nominees bring to the Board as a whole, each of which contributes to the function of an effective Board.

BOARD RECOMMENDATION

The Board of Directors recommends that the Class A Shareholders vote FOR the election of each of the applicable nominees listed below.	The Board of Directors recommends that the Class B Shareholders vote FOR the election of each of the applicable nominees listed below.

2026 PROXY STATEMENT 4

NIKE, INC. BOARD OF DIRECTORS
BOARD OVERVIEW
Our director nominees consist of 11 individuals selected on the basis of numerous criteria, including experience and achievements, fields of significant knowledge, good character, and sound judgment. We view the effectiveness of our Board both through an individual and collective lens and believe that our Board is optimized to support and guide the Company.

GENDER AND RACE/ETHNICITY	AGE	TENURE

45%
Under
6 years
8.5
YEARS
Average Tenure
6+ years

BOARD SKILLS, EXPERIENCES, AND QUALIFICATIONS

CEO EXPERIENCE 8/11
CEO experience brings leadership qualifications and skills that help our Board to capably advise, support, and oversee our management team, including regarding our strategy to drive long-term value.
RETAIL INDUSTRY 8/11 Retail experience brings a deep understanding of factors affecting our industry, operations, business needs, and strategic goals.
BRAND/MARKETING 6/11
Brand and marketing experience brings perspective about building brand strength and creating consumer demand, as well as insight regarding consumer preferences, trends, and behaviors.

GLOBAL 9/11
Global exposure yields an understanding of diverse business environments, economic conditions, and cultural perspectives that informs our global business and strategy and enhances oversight of our multinational operations.

SPORT/MEDIA/ENTERTAINMENT 6/11
Sport, media or entertainment experience provides our Board with insight about creating meaningful consumer connections as well as perspective regarding relevant trends, consumer behavior, and advertising.
HR/TALENT MANAGEMENT 8/11 HR and talent management experience assists our Board in overseeing executive compensation, succession planning, and employee engagement.

FINANCIAL EXPERTISE 10/11 Financial expertise assists our Board in overseeing our financial statements, capital structure, and internal controls.
DIGITAL/TECHNOLOGY 5/11
Digital and technology experience helps our Board oversee cybersecurity and advise our management team as we seek to enhance the consumer experience and further develop our multi-channel strategy.
GOVERNANCE 9/11 Governance experience provides insight into new and best practices which informs our commitment to excellence in corporate governance.

CORPORATE GOVERNANCE HIGHLIGHTS
✓ 8 out of 11 director nominees are independent
✓ All directors are elected annually
✓ Separate Chair, CEO, and Lead Independent Director positions with clearly defined roles
✓ "Evergreen" approach to Board refreshment, resulting in 4 new independent directors added in the last 5 years, as well as a mix of director tenures to balance fresh perspectives and Company-specific experience
✓ All director nominees are selected by the Board and the Corporate Responsibility, Sustainability & Governance Committee based on robust qualification standards, and individually and collectively provide the Board with unique skills and perspectives that are relevant to the Company's business and strategic objectives
✓ Retirement policy generally requires that directors do not stand for re-election after reaching the age of 72
✓ Each director nominee is in compliance with our overboarding policy (as set forth in our Corporate Governance Guidelines)

5 NIKE, INC.

NOMINEES FOR ELECTION BY CLASS A SHAREHOLDERS
TIMOTHY COOK, LEAD INDEPENDENT DIRECTOR

Mr. Cook is the Company's Lead Independent Director and is the Chief Executive Officer of Apple Inc. ("Apple").
•Mr. Cook joined Apple in 1998 as Senior Vice President of Worldwide Operations and also served as its Executive Vice President, Worldwide Sales and Operations and Chief Operating Officer.
•Mr. Cook was Vice President, Corporate Materials for Compaq Computer Corporation from 1997 to 1998.
•Previous to his work at Compaq, Mr. Cook served in the positions of Senior Vice President Fulfillment and Chief Operating Officer of the Reseller Division at Intelligent Electronics from 1994 to 1997.
•Mr. Cook also worked for International Business Machines Corporation from 1983 to 1994, including as Director of North American Fulfillment.
Mr. Cook is a member of the Board of Directors of Apple. In addition to this public company board service, he is also a member of the Board of Directors of the National Football Foundation and Duke University Board of Trustees.

Age: 65 Director Since: 2005 Committee: Compensation, Chair Other Public Company Directorships: Apple, Inc. Favorite NIKE Products: Nike 24.7 Collection, Nike Metcon, and Nike Pegasus
SKILLS, EXPERIENCES AND QUALIFICATIONS
	CEO EXPERIENCE	RETAIL INDUSTRY	BRAND/MARKETING

	GLOBAL	SPORT/MEDIA/ENTERTAINMENT	HR/TALENT MANAGEMENT

	FINANCIAL EXPERTISE	DIGITAL/TECHNOLOGY	GOVERNANCE

MARIA HENRY

Ms. Henry is the former Chief Financial Officer of Kimberly-Clark Corporation ("Kimberly-Clark"), a position she held from 2015 to 2022.
•Prior to joining Kimberly-Clark, she was Executive Vice President and Chief Financial Officer of The Hillshire Brands Company, formerly known as Sara Lee Corporation ("Sara Lee"), from 2012 to 2014. Ms. Henry was the Chief Financial Officer of Sara Lee's North American Retail and Foodservice business from 2011 to 2012.
•Prior to Sara Lee, she held various senior leadership positions in finance and strategy in three portfolio companies of Clayton, Dubilier, & Rice, most recently as Executive Vice President and Chief Financial Officer of Culligan International.
•Ms. Henry also held senior finance roles in several technology companies, and she began her career at General Electric.
Ms. Henry is a member of the Board of Directors of General Mills, Inc. and NextEra Energy, Inc. She served on the Board of Directors of Kimberly-Clark de México from February 2016 to March 2022.

Age: 59
Director Since: 2023
Committee: Audit & Finance
Other Public Company Directorships: General Mills, Inc. and NextEra Energy, Inc.
Favorite NIKE Products: Nike Pegasus, Nike Zenvy, and Nike Victory Tour

SKILLS, EXPERIENCES AND QUALIFICATIONS
RETAIL INDUSTRY	GLOBAL	FINANCIAL EXPERTISE

DIGITAL/TECHNOLOGY	GOVERNANCE

2026 PROXY STATEMENT 6

PETER HENRY

Dr. Henry is the Class of 1984 Senior Fellow at Stanford University's Hoover Institution and Senior Fellow at Stanford's Freeman Spogli Institute for International Studies, positions he has held since September 2022. He is also Dean Emeritus of New York University's Leonard N. Stern School of Business ("Stern").
•From January 2018 through August 2022, Dr. Henry served as Stern's William R. Berkley Professor of Economics and Finance. He assumed the Deanship of Stern in January 2010 and served through December 2017.
•Prior to joining Stern, Dr. Henry was the Konosuke Matsushita Professor of International Economics at the Stanford University Graduate School of Business.
•In June 2009, President Obama appointed Dr. Henry to the President's Commission on White House Fellowships.
•In 2008, Dr. Henry led Barack Obama's Presidential Transition Team in its review of international lending agencies such as the IMF and the World Bank.
Dr. Henry is a member of the Board of Directors of Citigroup Inc. and Analog Devices, Inc. In addition to this public company board service, he also serves on the Board of Directors of the National Bureau of Economic Research and the Economic Club of New York, serves on the Advisory Board for Protiviti and Biospring Partners, and serves as Chair of the Jamaica Reconstruction and Resilience Oversight Committee. Dr. Henry is a member of the Council on Foreign Relations and the Economic Advisory Panel of the Federal Reserve Bank of New York. Dr. Henry served on the Board of Directors of General Electric from July 2016 to April 2018 and Kraft Foods Group, Inc. and its predecessor, Kraft Foods Inc., from May 2011 to July 2015.

Age: 56 Director Since: 2018 Committee: Audit & Finance Other Public Company Directorships: Citigroup Inc. and Analog Devices, Inc. Favorite NIKE Products: Nike Epic React
SKILLS, EXPERIENCES AND QUALIFICATIONS
	GLOBAL	FINANCIAL EXPERTISE	GOVERNANCE

ELLIOTT HILL

Mr. Hill is President & Chief Executive Officer of the Company. He was employed by the Company from 1988 - 2020 holding senior leadership positions across Europe and North America.
•Before retiring in 2020, he was President of Consumer and Marketplace leading all commercial and marketing operations for Nike and Jordan Brand, including the P&L across the Company's four geographies.
•Mr. Hill was appointed:
•President, Consumer and Marketplace in 2018,
•President, Geographies & Integrated Marketplace in 2016,
•President, Geographies & Sales in 2013,
•VP/General Manager, North America in 2010, and
•VP, Global Retail in 2006.
Mr. Hill currently serves on the board of trustees for Texas Christian University.

Age: 62 Director Since: 2024 Committee: Executive Other Public Company Directorships: None Favorite NIKE Products: Nike Vomero Plus, Nike Metcon, Nike ACG Ultrafly Trail, and Nike ACG Lava Flow
SKILLS, EXPERIENCES AND QUALIFICATIONS
	CEO EXPERIENCE	RETAIL INDUSTRY	BRAND/MARKETING

	GLOBAL	SPORT/MEDIA/ENTERTAINMENT	HR/TALENT MANAGEMENT

	FINANCIAL EXPERTISE	GOVERNANCE

7 NIKE, INC.

TRAVIS KNIGHT

Mr. Knight is the President and Chief Executive Officer of the animation studio, LAIKA, LLC ("LAIKA"), which specializes in feature-length films.
•Mr. Knight has been involved in all principal creative and business decisions at LAIKA since its founding in 2003, serving in successive management positions as Lead Animator, Vice President of Animation, and then as President and Chief Executive Officer in 2009.
•Mr. Knight was Producer and Director of the feature film Kubo and the Two Strings (2017) which was nominated for an Academy Award and winner of the BAFTA award for Best Animated Film.
•Mr. Knight has served as Producer and Lead Animator on Academy Award-nominated feature-length films The Boxtrolls (2014) and ParaNorman (2012), for which he won an Annie Award for Outstanding Achievement in Character Animation, and Lead Animator for Coraline (2009).
•Prior to his work at LAIKA, Mr. Knight held various animation positions at Will Vinton Studios from 1998 to 2002, and as a stop-motion animator for television series, commercials, and network promotions. He has been recognized for his work on the Emmy Award-winning stop-motion animated television series The PJs.
Mr. Knight serves on the Board of Directors of LAIKA. He is the son of NIKE's co-founder, Mr. Philip Knight, who currently serves as Chairman Emeritus.

Age: 52 Director Since: 2015 Committee: Executive Other Public Company Directorships: None Favorite NIKE Products: Nike Pegasus

SKILLS, EXPERIENCES AND QUALIFICATIONS
	CEO EXPERIENCE	SPORT/MEDIA/ENTERTAINMENT	FINANCIAL EXPERTISE

JØRGEN VIG KNUDSTORP

Mr. Knudstorp is the former President and Chief Executive Officer of the LEGO Group, a position he held from 2004 to 2016, and served as Executive Chairman of LEGO Brand Group, owner of the LEGO brand, from 2017 to 2023.
•From 2023 to 2024, Mr. Knudstorp served as Special Partner to the LEGO Brand Owner Family, KIRKBI Group, the holding company for LEGO Brand and the LEGO Group.
•He also held various leadership positions at the LEGO Group from 2001 to 2004, including Senior Vice President, Corporate Affairs and Vice President, Strategic Development.
•Prior to joining the LEGO Group, he served as a Management Consultant at McKinsey & Company from 1998 to 2001.
Mr. Knudstorp is a member and lead independent director of the Board of Directors of Starbucks Corporation. In addition to this public company board service, he is the chair of BrainPOP Education, NYC. Furthermore, he chairs the Foundation Board and Supervisory Board of IMD, the Swiss Executive Education School. Finally, he acts as executive advisor and advisory board member of various venture firms, geopolitical advisory firms, and consulting and academic firms and institutions.

Age: 57
Director Since: 2025
Committee: Corporate Responsibility, Sustainability & Governance
Other Public Company Directorships: Starbucks Corporation
Favorite NIKE Products: Nike Vomero Premium, Nike Ava Rover, and Nike ACG Ultrafly Trail

SKILLS, EXPERIENCES AND QUALIFICATIONS
CEO EXPERIENCE	RETAIL INDUSTRY	BRAND/MARKETING

GLOBAL	SPORT/MEDIA/ENTERTAINMENT	HR/TALENT MANAGEMENT

FINANCIAL EXPERTISE	DIGITAL/TECHNOLOGY	GOVERNANCE

2026 PROXY STATEMENT 8

MARK PARKER, EXECUTIVE CHAIRMAN OF THE BOARD

Mr. Parker is Executive Chairman of the Company's Board of Directors. He served as President and Chief Executive Officer of the Company from 2006 to January 2020.
•Mr. Parker has been employed by NIKE since 1979 with primary responsibilities in product research, design and development, marketing, and brand management.
•Mr. Parker was appointed:
•President and Chief Executive Officer in 2006,
•President of the NIKE Brand in 2001,
•Vice President of Global Footwear in 1998,
•General Manager in 1993,
•Corporate Vice President in 1989, and
•Divisional Vice President in charge of product development in 1987.
Mr. Parker served on the Board of Directors of The Walt Disney Company from January 2016 to January 2025. In addition to his skills and qualifications described above, Mr. Parker was selected to serve on the Board because the experience gained while serving as the Company's Chief Executive Officer makes his position as Executive Chairman of the Board instrumental.

Age: 70 Director Since: 2006 Committee: Executive, Chair Other Public Company Directorships: None Favorite NIKE Products: Nike Pegasus, Nike Air Max, Nike Vomero, Nike Zegama 2, and Nike Dri-Fit Half Zip
SKILLS, EXPERIENCES AND QUALIFICATIONS
	CEO EXPERIENCE	RETAIL INDUSTRY	BRAND/MARKETING

	GLOBAL	SPORT/MEDIA/ENTERTAINMENT	HR/TALENT MANAGEMENT

	FINANCIAL EXPERTISE	GOVERNANCE

9 NIKE, INC.

MICHELLE PELUSO

Ms. Peluso is Chief Executive Officer of Revlon Group Holdings LLC ("Revlon"), a position she has held since 2024.
•Prior to Revlon, Ms. Peluso served as the Executive Vice President and Chief Customer and Experience Officer for CVS Health from 2023 to 2024, where she oversaw the end-to-end consumer experience across all channels, including leading the brand and marketing efforts. She also served as the Executive Vice President and Chief Customer Officer, CVS Health, and co-President, Pharmacy and Consumer Wellness.
•Prior to joining CVS Health, Ms. Peluso was Senior Vice President, Digital Sales and Chief Marketing Officer at IBM from 2016 to 2021. She oversaw marketing, digital sales, client experience, and the commercial business, globally.
•Previous to her work at IBM, Ms. Peluso served as Chief Executive Officer of online shopping destination Gilt Groupe, Inc. ("Gilt") from 2013 until its sale to Hudson’s Bay Company in February 2016 and was on Gilt’s Board of Directors from 2009 to 2016.
•From 2009 to 2013, Ms. Peluso served as Global Consumer Chief Marketing and Internet Officer of Citigroup Inc.
•From 2002 to 2009, Ms. Peluso held senior management positions at Travelocity.com LP ("Travelocity"), being appointed President and Chief Executive Officer in 2003.
•Prior to joining Travelocity, in 1999 Ms. Peluso founded Site59, an online travel site, serving as its Chief Executive Officer until its acquisition by Travelocity in 2002.
Ms. Peluso is a member of the Board of Directors of Revlon and Save the Children US. She is a White House Fellow and served as Senior Advisor to the Secretary of Labor. She is also a member of The Conference Board's Committee for Economic Development.

Age: 54
Director Since: 2014
Committee: Corporate Responsibility, Sustainability & Governance, Chair and Compensation
Other Public Company Directorships: None
Favorite NIKE Products: Nike 24.7 Impossibly Soft, Nike SKIMS, Nike Pegasus, and Nike Cortez

SKILLS, EXPERIENCES AND QUALIFICATIONS
CEO EXPERIENCE	RETAIL INDUSTRY	BRAND/MARKETING

GLOBAL	HR/TALENT MANAGEMENT	FINANCIAL EXPERTISE

DIGITAL/TECHNOLOGY	GOVERNANCE

BOARD RECOMMENDATION
The Board of Directors recommends that the Class A Shareholders vote FOR the election to the Board of Directors of each of the nominees above.

2026 PROXY STATEMENT 10

NOMINEES FOR ELECTION BY CLASS B SHAREHOLDERS
THASUNDA DUCKETT

Ms. Duckett is President and Chief Executive Officer of the Teachers Insurance and Annuity Association of America ("TIAA"), a leading provider of financial services in the academic, research, medical, cultural, and governmental fields.
•Prior to joining TIAA, Ms. Duckett was Chief Executive Officer of Chase Consumer Banking at JPMorgan Chase & Co. ("JPMorgan Chase") from 2016 to 2021. Before that appointment, Ms. Duckett was appointed to various management positions at JPMorgan Chase, including:
•From 2013 to 2016, Ms. Duckett served as the Chief Executive Officer of Chase Auto Finance, and
•From 2004 to 2013, Ms. Duckett held multiple management and consumer lending roles.
•Prior to joining JPMorgan Chase, Ms. Duckett was Director of Emerging Markets at the Federal National Mortgage Association, or Fannie Mae.
Ms. Duckett serves on the Board of Governance and Board of Trustees of TIAA. She is also Chair of the Otis and Rosie Brown Foundation and serves on the Board of Directors of The National Medal of Honor Museum, and the Robert F. Kennedy Human Rights. She also serves on the Board of Trustees for Sesame Workshop.

Age: 52 Director Since: 2019 Committee: Corporate Responsibility, Sustainability & Governance Other Public Company Directorships: None Favorite NIKE Products: Nike Pegasus
SKILLS, EXPERIENCES AND QUALIFICATIONS
	CEO EXPERIENCE	RETAIL INDUSTRY	HR/TALENT MANAGEMENT

	FINANCIAL EXPERTISE	GOVERNANCE

MÓNICA GIL

Ms. Gil is Chief Administrative and Marketing Officer, NBCUniversal Telemundo Enterprises ("Telemundo") for Comcast Corp, a position she has held since 2020.
•Prior to her current role, Ms. Gil served as Chief Marketing Officer, Telemundo from 2018 until 2020, and as Executive Vice President, Telemundo, managing Communications and Corporate Affairs and Human Resources from 2017 until 2018.
•Prior to joining Telemundo, Ms. Gil served as Senior Vice President and General Manager, Multicultural Growth and Strategy of the Nielsen Company ("Nielsen") from 2014 until 2017.
•Ms. Gil joined Nielsen in 2005 as Vice President, Communications and was subsequently promoted in 2009 to Senior Vice President, Public Affairs and Government Relations.
•Previously, Ms. Gil served as Senior Vice President for Greer, Margolis, Mitchell and Burns from 2004 until 2005.
Ms. Gil is a member of the Board of Directors of the National Women's History Museum.

Age: 54 Director Since: 2022 Committee: Compensation Other Public Company Directorships: None Favorite NIKE Products: Nike Pegasus, Nike Vomero, Nike Air Max, and Nike 24.7 Collection
SKILLS, EXPERIENCES AND QUALIFICATIONS
	BRAND/MARKETING	GLOBAL	SPORT/MEDIA/ENTERTAINMENT

HR/TALENT MANAGEMENT

11 NIKE, INC.

ROBERT SWAN

Mr. Swan has been an Operating Partner at Andreessen Horowitz since 2021.
•Prior to his current role, Mr. Swan served as the Chief Executive Officer and a member of the Board of Directors of Intel Corp. ("Intel") from 2019 to 2021. Before that appointment, he was appointed to various management positions at Intel, including:
•Interim Chief Executive Officer and Chief Financial Officer from 2018 until 2019 and Chief Financial Officer from 2016 until 2019.
•Prior to joining Intel, Mr. Swan served as Operating Partner at General Atlantic LLC, a private equity firm, from 2015 to 2016.
•He also served as Senior Vice President, Finance and Chief Financial Officer of eBay Inc. ("eBay") from 2006 to 2015.
•Previously, Mr. Swan served as Chief Financial Officer of Electronic Data Systems Corporation, Chief Financial Officer of TRW Inc., as well as Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer of Webvan Group, Inc. Mr. Swan began his career in 1985 at General Electric, serving in numerous senior finance roles.
Mr. Swan is a member of the Board of Directors of Micron Technology, Inc. and Automatic Data Processing, Inc. In addition to this public company board service, he is also a member of the Board of Directors of Flexport, the American Heart Association, E3Tech, and Kearney. Mr. Swan served on the Board of Commissioners of GoTo Group from December 2021 to June 2024, and on the Board of Directors of eBay from July 2015 to June 2023, Intel from January 2019 to February 2021, and Applied Materials, Inc. from March 2009 to September 2016.

Age: 66
Director Since: 2022
Committee: Audit & Finance, Chair
Other Public Company Directorships: Micron Technology, Inc. and Automatic Data Processing, Inc.
Favorite NIKE Products: Nike Pegasus, Nike Air Max, and Nike 24.7 PerfectStretch pants

SKILLS, EXPERIENCES AND QUALIFICATIONS
CEO EXPERIENCE	RETAIL INDUSTRY	GLOBAL

HR/TALENT MANAGEMENT	FINANCIAL EXPERTISE	DIGITAL/TECHNOLOGY

GOVERNANCE

BOARD RECOMMENDATION
The Board of Directors recommends that the Class B Shareholders vote FOR the election to the Board of Directors of each of the nominees above.

2026 PROXY STATEMENT 12

INDIVIDUAL BOARD SKILLS MATRIX
The matrix below represents some of the key experiences, attributes, and skills that the Board has identified as particularly valuable to the oversight of the Company, and illustrates how the director nominees individually and collectively represent them. While all of these qualifications were considered in connection with this year's director nomination process, the matrix does not encompass all of the experiences, attributes, and skills of the director nominees. The Board firmly believes that its highly qualified director nominees provide the Board with a robust complement of backgrounds, skills, qualifications, and perspectives necessary for effective oversight.

EXPERIENCE, EXPERTISE, OR ATTRIBUTES	COOK	DUCKETT	GIL	M HENRY	P HENRY	HILL	KNIGHT	KNUDSTORP	PARKER	PELUSO	SWAN

CEO EXPERIENCE
CEO experience brings leadership qualifications and skills that help our Board to capably advise, support, and oversee our management team, including regarding our strategy to drive long-term value.
	✓	✓				✓	✓	✓	✓	✓	✓
RETAIL INDUSTRY Retail experience brings a deep understanding of factors affecting our industry, operations, business needs, and strategic goals.	✓	✓		✓		✓		✓	✓	✓	✓
BRAND/MARKETING Brand and marketing experience brings perspective about building brand strength and creating consumer demand, as well as insight regarding consumer preferences, trends, and behaviors.	✓		✓			✓		✓	✓	✓

GLOBAL
Global exposure yields an understanding of diverse business environments, economic conditions, and cultural perspectives that informs our global business and strategy and enhances oversight of our multinational operations.
	✓		✓	✓	✓	✓		✓	✓	✓	✓

SPORT/MEDIA/ENTERTAINMENT
Sport, media or entertainment experience provides our Board with insight about creating meaningful consumer connections as well as perspective regarding relevant trends, consumer behavior, and advertising.
	✓		✓			✓	✓	✓	✓
HR/TALENT MANAGEMENT HR and talent management experience assists our Board in overseeing executive compensation, succession planning, and employee engagement.	✓	✓	✓			✓		✓	✓	✓	✓
FINANCIAL EXPERTISE Financial expertise assists our Board in overseeing our financial statements, capital structure, and internal controls.	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓

DIGITAL/TECHNOLOGY
Digital and technology experience helps our Board oversee cybersecurity and advise our management team as we seek to enhance the consumer experience and further develop our multi-channel strategy.
	✓			✓				✓		✓	✓
GOVERNANCE Governance experience provides insight into new and best practices which informs our commitment to excellence in corporate governance.	✓	✓		✓	✓	✓		✓	✓	✓	✓

13 NIKE, INC.

DIRECTOR NOMINATIONS
The Board takes an "evergreen" approach to Board refreshment, cultivating relationships with top talent on an ongoing basis. The Corporate Responsibility, Sustainability & Governance Committee identifies potential director candidates through a variety of means, including recommendations from members of the Corporate Responsibility, Sustainability & Governance Committee or the Board, Company management, third-party search firms, and shareholders. The committee, in its discretion, engages director search firms to identify candidates. Shareholders may recommend director candidates for consideration by the Corporate Responsibility, Sustainability & Governance Committee by submitting a written recommendation to the committee, c/o Corporate Secretary, NIKE, Inc., One Bowerman Drive, Beaverton, Oregon 97005-6453. The recommendation should include the candidate's name, age, qualifications (including principal occupation and employment history), and written consent to be named as a nominee in the Company's proxy statement and to serve as a director, if elected. The committee evaluates recommendations from shareholders in the same manner that it considers recommendations from other sources.
The Board has adopted qualification standards for the selection of non-management nominees for director, which can be found on our corporate website: http://investors.nike.com. As provided in these standards and the Company's Corporate Governance Guidelines, nominees for director are selected on the basis of, among other things, distinguished business experience or other non-business achievements; education; significant knowledge of the consumer products industry, international business, finance, marketing, technology, law, or other fields which are complementary to, and balance the knowledge of, other Board members; a desire to represent and serve the interests of all shareholders; independence; good character; ethics; sound judgment; and ability to devote substantial time to discharge Board and committee responsibilities (including whether they are in compliance with the Board's overboarding policy), taking into account the overall composition of the Board and its committees.
In considering the re-nomination of an incumbent director, the Corporate Responsibility, Sustainability & Governance Committee reviews the director's overall service to the Company during his or her term, including the number of meetings attended, level of participation, and quality of performance, the needs and composition of the Board and its committees, and the qualifications of the director. The Board believes that a variety and balance of perspectives on the Board results in more thoughtful and robust deliberations, and ultimately, better decisions. All potential new director candidates, whether recommended by shareholders or identified by other means, are initially screened by the Chair of the Corporate Responsibility, Sustainability & Governance Committee, who may seek additional information about the background and qualifications of the candidate, and who may determine that a candidate does not have qualifications that merit further consideration by the full committee. With respect to new director candidates who pass the initial screening, the Corporate Responsibility, Sustainability & Governance Committee meets to discuss and consider each candidate's qualifications and potential contributions to the Board, and determines by majority vote whether to recommend such candidate to the Board. The final decision to either appoint a candidate to fill a vacancy between annual meetings or include a candidate on the slate of nominees proposed at an annual meeting is made by the Board.
As set forth in our Corporate Governance Guidelines, it is the general policy of the Board that directors will not stand for re‑election after reaching the age of 72.
DIRECTOR INDEPENDENCE
Pursuant to New York Stock Exchange ("NYSE") listing rules, in order for a director to qualify as "independent", the Board must affirmatively determine that the director has no material relationship with the Company. The Board affirmatively determined that commercial or charitable relationships below the following thresholds will not be considered material relationships that impair a director's independence: (1) if a NIKE director or immediate family member is an executive officer of another company that does business with NIKE and the annual sales to, or purchases from, NIKE are less than one percent of the annual revenues of the other company; and (2) if a NIKE director or immediate family member serves as an officer, director, or trustee of a charitable organization, and NIKE's contributions to the organization are less than one percent of that organization's total annual charitable receipts.
After applying this categorical standard and the applicable NYSE independence standards, the Board has determined that the following director nominees have no material relationship with the Company and are independent: Timothy Cook, Thasunda Duckett, Mónica Gil, Maria Henry, Peter Henry, Jørgen Vig Knudstorp, Michelle Peluso, and Robert Swan. The Board also determined that Ms. Cathleen Benko, whose service as a director ended on September 9, 2025, was independent when she served on the Board during fiscal 2026, and that John Rogers, Jr., who is not standing for re-election at the Annual Meeting, is independent. The Company currently expects to enter into a consulting arrangement with Mr. Rogers pursuant to which Mr. Rogers will continue to provide advice to the Company on the future of sport and community engagement following the effective date of his retirement. In making its independence determinations, the Board specifically considered the following relationships and concluded that none of them were material to NIKE or impaired the applicable director's independence:
•Payments for products and services in the ordinary course of business between NIKE and Apple, Inc., where Mr. Cook serves as an executive officer and director;

2026 PROXY STATEMENT 14

•NIKE's sports marketing relationship with Stanford University, where Mr. Henry serves in senior fellowship positions; and
•De minimis payments between NIKE and Ariel Investments, LLC, where Mr. Rogers serves as Chairman, Co-CEO, and Chief Investment Officer.
In each case, the aggregate amount of payments involved in such transactions was for amounts representing significantly less than one percent of either entity's annual revenues, the transactions were entered into at arm's length, and the applicable director did not have any direct involvement in such transactions.
Messrs. Elliott Hill, Travis Knight, and Mark Parker are not independent pursuant to NYSE rules. Messrs. Hill and Parker are not independent pursuant to NYSE rules because they are employed by the Company. Mr. Knight is not independent pursuant to NYSE rules because he is the son of NIKE's co-founder, Mr. Philip Knight, who received compensation in excess of the threshold set forth in applicable NYSE rules for his position as Chairman Emeritus. The compensation paid to Mr. Philip Knight is described in the section below titled "Additional Information—Transactions with Related Persons".
BOARD STRUCTURE AND RESPONSIBILITIES
During fiscal 2026, there were four meetings of the Board and all of our incumbent directors attended at least 75 percent of the total number of meetings of the Board and committees on which he or she served. The Company encourages all directors to attend each annual meeting of shareholders, and all directors then-serving on the Board attended the 2025 annual meeting.
BOARD LEADERSHIP STRUCTURE
NIKE's governing documents provide the Board with flexibility to select the appropriate leadership structure of the Company. In determining the leadership structure, the Board considers many factors, including the specific needs of the business, fulfilling the duties of the Board, and the best interests of the Company's shareholders.
The Company separates the position of Chair of the Board from the position of President and CEO, although this is not a permanent policy of the Board. The Board believes this leadership structure is appropriate for the Company because it separates the leadership of the Board from the duties of day-to-day leadership of the Company. The Executive Chairman, Mr. Mark Parker, presides over meetings of the Board and shareholders. The President and CEO, Mr. Elliott Hill, is in charge of the general supervision, direction, and control of the business and affairs of the Company, subject to the overall direction and supervision of the Board and its committees.
Additionally, as part of the Board's commitment to strong independent Board leadership and oversight, the Board has adopted a policy requiring the appointment of a Lead Independent Director at any time when the Chair of the Board is not independent. The position of Lead Independent Director is entrusted with robust and clearly-defined duties, including:
•serving as a liaison between the Chair and the independent directors;
•approving the meeting agendas for the Board;
•advising the Chair regarding the sufficiency, quality, quantity, and timeliness of information provided to the Board;
•ensuring that meeting schedules permit sufficient time for discussion of all agenda items;
•providing consultation and direct communication with major shareholders, if requested;
•presiding at meetings of the Board at which the Chair is not present, including executive sessions; and
•performing other duties specified in the Lead Independent Director Charter.
In June 2025, the Board re-appointed Mr. Timothy Cook to serve as Lead Independent Director for a term of three years. Mr. Cook continues to serve as Lead Independent Director of the Company working in collaboration with Messrs. Parker and Hill.
The chairs of Board committees also play an active role in the leadership structure of the Board. The Corporate Responsibility, Sustainability & Governance Committee and the Board endeavor to select independent committee chairs who will provide strong leadership to guide the important work of the Board committees. Committee chairs work with the Company's senior executives to ensure the committees are discussing the key strategic risks and opportunities of the Company. In the absence of the Lead Independent Director, a presiding director is appointed to chair executive sessions of non-management directors (consisting of all directors other than Messrs. Parker and Hill). The position of presiding director is rotated among the chairs of the various Board committees, other than the Executive Committee. Executive sessions are regularly scheduled and held at least once each year.
Mr. Philip Knight, NIKE's co-founder, serves as Chairman Emeritus, with a standing invitation to attend meetings of the Board and its committees as a non-voting observer. The Board believes that it benefits from his valuable experience and insights.
For all of these reasons, the Board believes this leadership structure is optimal.

15 NIKE, INC.

BOARD COMMITTEES
The Board's current standing committees are an Audit & Finance Committee; a Compensation Committee; a Corporate Responsibility, Sustainability & Governance Committee; and an Executive Committee. The Board may appoint other committees from time to time. Each standing committee has a written charter and all such charters, as well as the Company's Corporate Governance Guidelines, are available on the Company's corporate website, http://investors.nike.com, and will be provided in print to any shareholder who submits a request in writing to NIKE Investor Relations, One Bowerman Drive, Beaverton, Oregon 97005-6453.
AUDIT & FINANCE COMMITTEE

MEMBERS: Maria Henry Peter Henry Robert Swan, Chair MEETINGS IN FY 2026: 9
ROLES AND RESPONSIBILITIES:
The Audit & Finance Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations with respect to:
•Matters involving the Company's accounting, auditing, financial reporting, and internal controls;
•Overseeing the Company's financial policies and activities;
•The integrity of the Company's financial statements and activities of the Company that may have a material impact on the financial position of the Company;
•Matters involving information security (including risks related to cybersecurity) and data protection;
•The Company's compliance with legal and regulatory requirements;
•The independent auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditor;
•The Company's risk assessment and risk management processes and practices; and
•Significant financial and investment matters, including proposed capital expenditures, acquisitions and dispositions and other financial arrangements within specified limits.
The Board has determined that each member of the Audit & Finance Committee meets all independence and financial literacy requirements applicable to audit committee members under the NYSE listing standards and applicable regulations adopted by the SEC. The Board has also determined that each of Ms. Henry and Mr. Swan is an "audit committee financial expert" as defined in regulations adopted by the SEC.

COMPENSATION COMMITTEE

MEMBERS: Timothy Cook, Chair Mónica Gil Michelle Peluso MEETINGS IN FY 2026: 4
ROLES AND RESPONSIBILITIES:
The Compensation Committee discharges the Board's responsibilities regarding executive and director compensation and senior leadership succession and talent management, and its duties include the following:
•Evaluate the performance of the CEO and other executive officers, and review and approve their compensation;
•Administer and interpret the Company's equity compensation plans and executive incentive compensation plans;
•Administer and monitor compliance with the Company's clawback policy for executive officers;
•Review the succession plans and leadership development programs for the executive officer positions, including reviewing the Company's development and succession management efforts;
•Review and provide guidance to management regarding Company policies, programs, and practices related to talent management and development for executive officers and senior management; and
•Make recommendations to the Board regarding the compensation of directors.
The Board has determined that each member of the Compensation Committee meets all independence requirements applicable to compensation committee members under the NYSE listing standards.

2026 PROXY STATEMENT 16

CORPORATE RESPONSIBILITY, SUSTAINABILITY & GOVERNANCE COMMITTEE

MEMBERS: Thasunda Duckett Jørgen Vig Knudstorp Michelle Peluso, Chair John Rogers, Jr.* MEETINGS IN FY 2026: 4
ROLES AND RESPONSIBILITIES:
The Corporate Responsibility, Sustainability & Governance Committee assists the Board in discharging its oversight responsibilities with respect to corporate governance and corporate responsibility matters, and its duties include the following:
•Review and evaluate the Company's significant strategies, activities, policies, investments, and programs regarding corporate responsibility, including sustainability;
•Review transactions with related persons in accordance with the Company's policies;
•Oversee protection of the Company's corporate reputation with respect to issues involving corporate responsibility;
•Identify individuals qualified to become Board members and recommend to the Board for approval the slate of Class A and Class B director nominees for election at each annual shareholder meeting;
•Review and make recommendations regarding the size, structure, composition, and leadership of the Board and its committees;
•Review and make recommendations regarding the Company's corporate governance framework; and
•Oversee the annual self-evaluations of the Board and its committees.
The Board has determined that each member of the Corporate Responsibility, Sustainability & Governance Committee meets all independence requirements applicable to nominating/corporate governance committee members under the NYSE listing standards.

*    Mr. Rogers will not stand for re-election to the Board at the Annual Meeting.
EXECUTIVE COMMITTEE

MEMBERS: Elliott Hill Travis Knight Mark Parker, Chair MEETINGS IN FY 2026: 0
ROLES AND RESPONSIBILITIES:
The Executive Committee is authorized to act on behalf of the Board on all corporate actions for which applicable law does not require participation by the full Board.
•In practice, the Executive Committee acts in place of the full Board only when emergency issues or scheduling conflicts make it difficult or impracticable to assemble the full Board.
•All actions taken by the Executive Committee must be reported at the next Board meeting, or as soon thereafter as practicable.
The Executive Committee held no formal meetings during fiscal 2026, but took action by unanimous written consent.

17 NIKE, INC.

THE BOARD'S ROLE IN RISK OVERSIGHT
While the Company's management team is responsible for day-to-day management of the various risks facing the Company, the Board takes an active role in the oversight of the management of critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of NIKE's business strategy. The Board recognizes it is neither possible nor prudent to eliminate all risk. Purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its strategic objectives.

THE BOARD OF DIRECTORS
The Board implements its risk oversight function both as a whole and through committees, which play a significant role in carrying out risk oversight. While the Audit & Finance Committee is responsible for oversight of management's risk management policies, oversight responsibility for particular areas of risk is allocated among the Board committees according to the committee's area of responsibility as reflected in the committee charters.

BOARD COMMITTEES

The AUDIT & FINANCE COMMITTEE oversees risks related to the Company's financial statements, the financial reporting process, accounting, legal matters, investments, access to capital and capital deployment, currency risk and hedging programs, information security (including risks related to cybersecurity), data protection, and artificial intelligence. The committee oversees the internal audit function, reviews a risk-based plan of internal audits, and reviews a risk-based integrated audit of internal controls over financial reporting. The committee meets separately with the Vice President of Global Audit and Chief Risk Officer, representatives of the independent registered public accountants, and senior management.

The COMPENSATION COMMITTEE oversees risks associated with the Company's compensation philosophy and programs and executive succession and development.

The CORPORATE RESPONSIBILITY, SUSTAINABILITY & GOVERNANCE COMMITTEE oversees risks associated with the Company's corporate governance and corporate responsibility, including NIKE's Code of Conduct and its compliance programs, and the structure and performance of the Board and its committees. The committee also oversees protection of the Company's corporate reputation, including with respect to issues involving corporate responsibility.

EXECUTIVE LEADERSHIP TEAM
Each committee chair works with one or more senior executives assigned to assist the committee in: developing agendas for the year and for each meeting, paying particular attention to areas of business risk identified by management, Board members, internal and external auditors, and in their committee charter; and scheduling agenda topics, presentations, and discussions regarding business risks within their area of responsibility. At meetings, the committees discuss areas of business risk, the potential impact, and management's initiatives to manage business risk, often within the context of important business decisions. Through this process, key business risk areas are reviewed at appropriate times, with some topics reviewed on multiple occasions throughout the year. At every Board meeting, each committee chair provides a report to the full Board outlining the committee's discussions and actions, including those affecting the oversight of various risks.

The Company believes its leadership structure, discussed in detail above, further supports the risk oversight function of the Board. Strong directors chair the various committees involved in risk oversight, there is open communication between management and directors, and all directors are involved in the risk oversight function.

2026 PROXY STATEMENT 18

THE BOARD'S ROLE IN OVERSEEING THE COMPANY'S CORPORATE RESPONSIBILITY
The Board takes an active role overseeing the Company's commitment to corporate responsibility and governance matters. The Board oversees such matters primarily through the Corporate Responsibility, Sustainability & Governance Committee. The committee's responsibilities include, among other things, reviewing and providing guidance to management regarding the Company's significant corporate responsibility strategies, activities, policies, investments, and programs and the involvement of significant corporate responsibility issues in major business decisions in order to protect the Company's goodwill, reputation and human capital. The Compensation Committee also plays a key role with respect to corporate responsibility matters by overseeing talent management and development for executive officers and senior management. More information about the Company's purpose is available on the Mission section of our website.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders or interested parties desiring to communicate directly with the Board or with any individual director may do so in writing addressed to the intended recipient or recipients, c/o Corporate Secretary, NIKE, Inc., One Bowerman Drive, Beaverton, Oregon 97005-6453. The Office of the Corporate Secretary reviews all such communications and refers relevant correspondence directly to a director, as appropriate. In addition, the Office of the Corporate Secretary regularly summarizes for the Board all communications that relate to the functions of the Board or its committees or that otherwise warrant Board attention.

BOARD AND COMMITTEE EVALUATIONS
The Board believes that a robust and constructive evaluation process is an essential component of good corporate governance. The Corporate Responsibility, Sustainability & Governance Committee, in consultation with the Lead Independent Director, oversees the annual evaluation process of the Board and its committees. As part of this process, members of the Board complete written questionnaires and periodically participate in one-on-one interviews conducted by an independent third-party facilitator in lieu of the questionnaires, including, most recently, in fiscal 2026.
The process is designed to elicit feedback on a variety of subjects, including the structure, composition, key responsibilities, meeting agendas and formats, interactions with management and culture of the Board and each committee as well as the performance of Board and committee leaders and individual directors. The results of these evaluations are reviewed by the Corporate Responsibility, Sustainability & Governance Committee and then shared with the full Board, along with any recommended actions, for further discussion and, if applicable, approval.
CODE OF CONDUCT
The NIKE Code of Conduct is available at the Company's corporate website, http://investors.nike.com, and will be provided in print without charge to any shareholder who submits a request in writing to NIKE Investor Relations, One Bowerman Drive, Beaverton, Oregon 97005-6453. The Code of Conduct applies to all of the Company's employees and directors, including our CEO and all other executive officers. The Code of Conduct provides that any waiver of the Code of Conduct for executive officers or directors may be made only by the Board or a committee of the Board. Any such waiver will be publicly disclosed, when required by law. The Company plans to disclose amendments to, and waivers from, the Code of Conduct on the Company's corporate website: http://investors.nike.com.
CAPITAL STRUCTURE
Since NIKE's initial public offering in 1980, the Company's articles of incorporation have provided for NIKE to have two classes of voting stock, consisting of the Class A Stock and the Class B Stock.

19 NIKE, INC.

RIGHTS OF COMMON STOCK
The shares of Class A Stock and Class B Stock have identical voting and economic rights except that the holders of the Class A Stock and Class B Stock vote as separate classes for purposes of electing directors. Specifically, for as long as the number of outstanding shares of Class B Stock is between 25% and 87.5% of the total number of outstanding shares of Common Stock (as is currently the case), the holders of the Class B Stock, voting as a separate class, have the right to elect 25% of the Board (rounded up to the nearest whole number) and the holders of the Class A Stock, voting as a separate class, have the right to elect the remaining directors. If at any time the outstanding number of shares of Class A Stock is less than 12.5% of the total number of outstanding shares of Common Stock, then the Class B Stock, voting as a separate class, will continue to have the right to elect 25% of the Board (rounded up to the nearest whole number), but the Class A Stock and Class B Stock will vote together as a single class to elect the remaining directors. Outside of director elections, the Class A Stock and Class B Stock vote together on all other matters, with each Class A share and Class B share having one vote per share.
Because eleven directors will be elected at the Annual Meeting and the outstanding number of shares of Class B Stock is between 25% and 87.5% of the outstanding shares of Common Stock, the holders of the Class B Stock are entitled to elect three directors at the Annual Meeting and the holders of the Class A Stock are entitled to elect the remaining eight. For each other matter to be voted on at the Annual Meeting (including Proposals 2, 3, 4, 5 and 6), the Class A Stock and Class B Stock will vote together as a single class, each with one vote per share.
Each share of Class A Stock is convertible into one share of Class B Stock. Such conversion is solely at the option of the holder, and cannot be dictated by either the Company or the Board. The Class A Stock is currently primarily held by Swoosh, LLC, an entity that was formed by Mr. Philip Knight, NIKE's co-founder, in 2015 to hold the majority of his shares of Class A Stock.
For additional information regarding NIKE's classes of Common Stock, see the description of the Company's securities included as Exhibit 4.7 to NIKE's Annual Report on Form 10-K for fiscal 2026. For additional information regarding key holders of the Class A Stock and Class B Stock, see the section below titled "Stock Ownership Information—Stock Holdings of Certain Owners and Management".
STRUCTURAL ADVANTAGES
Our unique capital structure enables NIKE to focus on long-term strategy by reducing pressure from short-term market dynamics, which our Board believes is critical to creating long-term sustainable value for all shareholders. This long-term vision enables the Company to prioritize research and development and innovation, to invest in transformations in support of our strategic and corporate responsibility-driven objectives, and to preserve and advance NIKE's unique culture, each of which we believe powers our success.
At the same time, our capital structure meaningfully protects and represents the interests of our public Class B shareholders:
•One-Share/One-Vote Principle Maintained: Our Class B Stock does not have super-voting or special consent rights. Instead, as explained above, both our Class A Stock and Class B Stock carry one vote per share and have identical voting rights on all matters other than director elections, where they vote separately.
•No Disparate Economic Rights: Each share of our Class A Stock and Class B Stock carries the same economic rights and risks, which helps align the interests of our Class A and Class B shareholders.
•Shareholder Interests Remain Front and Center: All of our directors, regardless of which class of Common Stock elected them, have fiduciary duties to act in the best interests of all NIKE shareholders. In addition, all directors are subject to the same nomination and evaluation processes, which are described in the section above titled "NIKE, Inc. Board of Directors—Director Nominations", and the Board considers all directors when assessing the mixture of experiences, attributes, and skills represented on the Board. The Board also maintains executive and non-employee director stock ownership guidelines, further ensuring alignment between directors and our shareholder interests.
•Additional Governance Safeguards: We have established a robust governance structure that ensures effective independent oversight and that the interests of all NIKE shareholders are considered. We maintain separate CEO and Chair positions and a Lead Independent Director with well-defined duties. All of the directors nominated for election by our Class B shareholders, as well as five out of eight of the directors nominated for election by our Class A shareholders, are independent. Each of the Audit & Finance Committee, the Compensation Committee, and the Corporate Responsibility, Sustainability & Governance Committee are comprised solely of independent directors and the slate of Class B director nominees includes at least one member from each such committee. Additionally, as described in the section below titled "Shareholder Engagement", we have a robust engagement program for our Class B shareholders and the feedback received during such meetings is shared with the full Board and relevant committees. Although the Board cannot change or eliminate our dual class capital structure without the approval of the holders of the Class A Stock, our independent Corporate Responsibility, Sustainability & Governance Committee reviews our corporate governance, including our dual-class structure, periodically so as to align our internal practices with shareholder interests and feedback. We also provide our Class B shareholders with other meaningful rights, including annual director elections (with a mandatory resignation policy), special meeting rights set at a 10% threshold and proxy access rights.

2026 PROXY STATEMENT 20

SHAREHOLDER ENGAGEMENT
Our approach to governance is informed by the insights and perspectives of our Class B shareholders. We greatly value the opportunity to engage with and solicit feedback from our shareholders regarding matters involving the Company and believe that maintaining an open dialogue strengthens the Company's approach to its corporate governance practices and disclosures. Below is an overview of the Company's fiscal 2026 engagement practices regarding corporate responsibility, executive compensation, and governance matters. These engagements take place in addition to regular financial-related outreach led by our Investor Relations team and engagement with shareholder proponents led by our Office of the Corporate Secretary.

INTEGRATED ENGAGEMENT TEAM	TYPES OF ENGAGEMENT	KEY FISCAL 2026 ENGAGEMENT TOPICS
•Investor Relations •Total Rewards •Office of the Corporate Secretary	•One-on-one meetings •Small group calls •E-mail communications	•NIKE leadership structure •Board composition and evergreen refreshment •Risk oversight •Executive compensation •Responsible sourcing and sustainability

In fiscal 2026, we reached out to shareholders representing 48% of our Class B shares and engaged with shareholders representing 25% of our Class B shares
The Board is committed to understanding the views of our shareholders. Accordingly, management reports key themes and feedback that emerge during these engagements to the full Board and any relevant committees, so that we can continue to refine and adapt our practices to better address the issues that our shareholders raise with us.
The Board and management carefully consider and integrate shareholder feedback into the Company's practices and disclosures. Recent changes to our practices include enhancing our Board and committee annual evaluation processes; refreshing the slate of Class B director nominees to include a member of each of the key Board committees; and refining our fiscal 2026 executive compensation program, including by introducing a new Management by Objectives component to our PSP for non-CEO NEOs and updating our PSU design for fiscal 2026 – 2028 PSU awards (as described throughout the section titled, "Compensation Discussion and Analysis"). We have also enhanced our proxy statement disclosures over the past several years in response to shareholder feedback, including providing additional detail and transparency regarding our capital structure.
DIRECTOR COMPENSATION FOR FISCAL 2026

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS(1) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION(2) ($)	TOTAL ($)
Cathleen Benko(3)	27,473	—	—	14,756	42,229
Timothy Cook	165,000	192,758	—	20,000	377,758
Thasunda Duckett	100,000	192,758	—	20,000	312,758
Mónica Gil	100,000	192,758	—	—	292,758
Maria Henry	105,000	192,758	—	20,000	317,758
Peter Henry	105,000	192,758	—	—	297,758
Travis Knight	100,000	192,758	—	—	292,758
Jørgen Vig Knudstorp(4)	72,802	385,517	—	—	458,319
Michelle Peluso	125,000	192,758	—	20,000	337,758
John Rogers, Jr.	100,000	192,758	—	—	292,758
Robert Swan	135,000	192,758	—	20,000	347,758
(1)Represents the grant date fair value of restricted stock awards granted in fiscal 2026 computed in accordance with accounting guidance applicable to stock-based compensation. The grant date fair value is based on the closing market price of our Class B Stock on the grant date. As of May 31, 2026, Mr. Knudstorp held 5,238 shares of unvested restricted stock, each other non-employee director held 2,619 shares of unvested restricted stock, and no non-employee director held any outstanding stock options.
(2)Includes matched contributions to charities under the NIKE Matching Gift Program in the amount of $14,756 for Ms. Benko; $20,000 for Mr. Cook; $20,000 for Ms. Duckett; $20,000 for Ms. Henry; $20,000 for Ms. Peluso; and $20,000 for Mr. Swan.

21 NIKE, INC.

(3)Ms. Benko did not stand for re-election at our 2025 annual meeting of shareholders and retired effective September 9, 2025. Therefore, her annual retainer was prorated.
(4)Mr. Knudstorp was elected to the Board effective September 9, 2025. Therefore, his annual retainer was prorated and his stock awards consist of a one-time, sign-on grant of restricted stock as well as an annual restricted stock award, each as described in the section below titled "Director Fees and Arrangements".
DIRECTOR FEES AND ARRANGEMENTS
Under our director compensation program in effect for fiscal 2026, non-employee directors receive:
•An annual retainer of $100,000, paid in quarterly installments.
•When they initially join the Board, a one-time, sign-on restricted stock award valued at $200,000 on the date of grant. This award is subject to forfeiture in the event that service as a director terminates prior to the first anniversary of the date of grant.
•An annual restricted stock award valued at $200,000 on the date of grant, generally, the date of each annual meeting of shareholders. The number of restricted shares granted to each director for fiscal 2026 was determined by dividing the director's award value by the average closing price of our Class B Stock for the 20-trading day period ending on the date of grant. The annual restricted stock award is subject to forfeiture in the event that service as a director terminates prior to the earlier of the next annual meeting and the last day of the 12th full calendar month following the date of grant.
•For the Lead Independent Director, an annual retainer of $40,000, paid in quarterly installments.
•For chairs of Board committees (other than the Executive Committee), an annual retainer of $25,000 for each committee chaired ($30,000 for the chair of the Audit & Finance Committee), paid in quarterly installments.
•For Audit & Finance Committee members, an additional annual retainer of $5,000, paid in quarterly installments.
•Payment or reimbursement of travel and other expenses incurred in attending Board meetings.
•Matching charitable contributions under the NIKE Matching Gift Program, under which directors are eligible to contribute to qualified charitable organizations and the Company provides an equal matching contribution to the charities, up to $20,000 in fiscal 2026 and up to $25,000 in fiscal 2027, annually in the aggregate.
Neither Mr. Hill nor Mr. Parker received any additional compensation for services provided as a director in fiscal 2026.
STOCK OWNERSHIP GUIDELINES FOR DIRECTORS
NIKE maintains stock ownership guidelines for all non-employee directors. Under these guidelines, directors are required to hold NIKE stock valued at five times their annual cash retainer. New directors are required to attain these ownership levels within five years of their election to the Board. Each of our directors has met or is on track to meet the specified ownership level.
DIRECTOR PARTICIPATION IN DEFERRED COMPENSATION PLAN
Under our DCP, non-employee directors may elect in advance to defer up to 100 percent of the director fees paid by the Company. For a description of the plan, see the section below titled "Executive Compensation—Executive Compensation Tables—Non-Qualified Deferred Compensation in Fiscal 2026—Non-Qualified Deferred Compensation Plans".

2026 PROXY STATEMENT 22

EXECUTIVE COMPENSATION

PROPOSAL 2 SHAREHOLDER ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we are submitting to shareholders our annual "say-on-pay proposal", an advisory vote to approve the compensation of our Named Executive Officers as described in this proxy statement. At our 2025 annual meeting of shareholders, approximately 94% of the votes cast on the say-on-pay proposal were voted in favor of the proposal.
The Compensation Committee is committed to understanding the views of our shareholders with respect to the executive compensation program. Therefore, during fiscal 2026, the committee considered the results of the 2025 say-on-pay proposal, which the committee believes affirm shareholders' support of the Company's approach to executive compensation and the committee's decisions, as well as direct feedback from shareholders provided during shareholder engagements.
As discussed in this section, our executive compensation program is designed to attract and retain top-tier talent and maximize shareholder value. To achieve the objectives of our executive compensation program and emphasize pay-for-performance principles, the Compensation Committee has continued to employ strong governance practices, including:
•basing a majority of total compensation on performance incentives;
•grounding incentive awards in objective financial performance goals and clearly disclosing rationales and outcomes;
•mitigating undue risk associated with compensation by using multiple performance targets, caps on potential incentive payments, a clawback policy, and additional standalone clawback provisions; and
•requiring executive officers to hold NIKE stock through published stock ownership guidelines.
Because your vote is advisory, it will not be binding on the Board. However, the Board values shareholder opinions, and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

BOARD RECOMMENDATION

The Board of Directors recommends that shareholders vote FOR approval of the following resolution:
RESOLVED, that the shareholders approve the fiscal 2026 compensation paid to the Named Executive Officers as disclosed in this proxy statement pursuant to the SEC's compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables).

23 NIKE, INC.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our compensation program, philosophy, decisions, and process for the compensation of our Named Executive Officers for fiscal 2026:

NAMED EXECUTIVE OFFICER	TITLE(1)
Elliott Hill	President and Chief Executive Officer
Matthew Friend	Executive Vice President and Chief Financial Officer
Venkatesh Alagirisamy	Executive Vice President, Chief Operating Officer(2)
Treasure Heinle	Executive Vice President, Chief People Officer
Robert Leinwand	Executive Vice President, Chief Legal Officer
(1)Reflects titles as of May 31, 2026, which was the last day of fiscal year 2026.
(2)Mr. Alagirisamy was appointed Executive Vice President, Chief Operating Officer effective December 8, 2025.
This Compensation Discussion and Analysis is organized into six sections:
•Executive Summary (page 25)
•Compensation of Our Named Executive Officers (page 28)
•Our Compensation Process (page 36)
•Other Compensation Practices (page 37)
•Realizable Pay (page 39)
•Compensation Committee Report (page 40)

Key Defined Terms
TERM	DEFINITION
401(k) Plan	The NIKE, Inc. 401(k) Plan
Absolute TSR	Company total shareholder return for the applicable performance period
Adjusted EBIT	Company earnings before interest and taxes (EBIT), subject to the impact of adjustments(1)
Adjusted EPS	Diluted earnings per common share, as set forth in the audited consolidated financial statements of the Company, subject to the impact of adjustments(1)
Adjusted Operating Margin Growth	Margin growth rate of FY27 Adjusted(1) EBIT Margin measured in basis points above FY26 EBIT Margin
Adjusted Revenue	Revenue as set forth in the audited consolidated financial statements of the Company, subject to the impact of adjustments(1)
CD&A	Compensation Discussion and Analysis
DCP	NIKE, Inc. Deferred Compensation Plan
EBIT Margin	EBIT divided by Total Revenues
NEO	Named Executive Officer
PSP	NIKE, Inc. Executive Performance Sharing Plan
PSU	Performance-based restricted stock unit
Relative TSR	Absolute TSR for the applicable performance period relative to total shareholder return over the same period for the other companies in the S&P 500
RSU	Time-vesting restricted stock unit
SIP	NIKE, Inc. Stock Incentive Plan, as amended and restated
(1)Financial metrics are adjusted to neutralize the impact of acquisitions and divestitures; changes in accounting principles; unanticipated restructurings; unanticipated exchange rate fluctuations; acceleration of expense due to a change in useful life or related to exit or disposal activity within ongoing business operations; any change affecting the costs and/or operations of the business resulting from changes to laws, rules, or regulations by any government or regulatory entity; investments in new business ventures or initiatives; acts of God, war, terrorism, cybersecurity breaches, geopolitical incidents, natural disasters, pandemics, or similar conditions or events; any variance in share buybacks relative to planned share buybacks assumed for the applicable fiscal year; and any items categorized as unusual or infrequently occurring within the meaning of Generally Accepted Accounting Principles ("GAAP"), as applicable. Any such adjustments may be positive or negative, as applicable, and are applied in a neutral manner.

2026 PROXY STATEMENT 24

EXECUTIVE SUMMARY
OUR APPROACH TO EXECUTIVE COMPENSATION
•We follow a pay for performance philosophy, intended to drive business results and maximize shareholder value. Compensation is therefore highly incentive-based and heavily weighted towards long-term awards to emphasize long-term performance.
•Our compensation philosophy is designed to attract and retain top talent in a competitive marketplace, reward business results and performance, and motivate executives to maximize long-term shareholder value.
•We strive every day to win as a team. To foster teamwork, and ensure internal pay equity, we utilize a cohort approach by aligning compensation across executive roles.
•We consider shareholder feedback, including the results of our annual say-on-pay vote, as well as feedback shared directly through our shareholder engagement efforts described on page 21.
FISCAL YEAR 2026 HIGHLIGHTS
In fiscal year 2026 we continued to execute against our multi-year strategy to drive growth. This includes additional changes to the senior executive team that remove layers and strengthen our leadership team's connection with consumers and the marketplace. In support of these changes, we implemented the following key compensation decisions, which are described in greater detail throughout the section below titled "Compensation of our Named Executive Officers":
•Updated PSP design for non-CEO NEOs to introduce a Management by Objectives ("MBO") component, weighted 20% of the total award, in order to drive individual accountability.
•Exercised negative discretion to downward adjust PSP award payouts for fiscal 2026 so that, in support of our one-team culture, the PSP financial metrics payout level would not exceed the payout level for the broad-based global annual bonus plan.
•Updated PSU design to use Adjusted Revenue (50%) and Adjusted EPS (50%) as the metrics for the fiscal 2026 – 2028 PSU awards, with a Relative TSR modifier, to provide an objective, market-based measure of performance.
•Granted equity-based retention awards to our NEOs in fiscal 2026 to enhance retention during this pivotal period and to collectively align the newly established leadership team to drive operating margin growth in the near term. All of the NEOs, except Mr. Friend, were appointed as executive officers following the fiscal 2025 CEO transition and did not receive retention awards in connection with that transition.
INCENTIVE AWARD OUTCOMES
The following summarizes incentive award outcomes for fiscal 2026. The fiscal 2024 – 2026 PSUs paid out at 0%. The fiscal 2026 PSP was earned at 101% based on achievement of the financial metrics; however, the Compensation Committee exercised negative discretion to reduce the financial metrics earnout to 74% to align with the broad-based global annual bonus plan. For non-CEO NEOs the achievement of financial metrics was weighted at 80% and the remaining 20% was based on MBOs which were earned at 90%. As a result, the fiscal 2026 PSP payout for the CEO was 74% and payout for the non-CEO NEOs was 78%. For more information on incentive award outcomes for the NEOs, see the section below titled "Compensation of our Named Executive Officers—Annual Cash Incentive" beginning on page 28.

FISCAL 2026 PSP FINANCIAL METRICS

25 NIKE, INC.

FISCAL 2026 PSP PAYOUTS
FINANCIAL METRICS	MBOs

FISCAL 2024-2026 PSUs

REALIZABLE PAY
Because of our "pay for performance" compensation philosophy, executive compensation is highly incentive-based. In total, 92% of total target annual compensation for our CEO is at risk (87% for the other non-CEO NEOs). Since a significant portion of our executive compensation packages varies depending on company performance, the grant date value of compensation reported in the Summary Compensation Table does not always reflect the actual realizable pay value that is ultimately received by our NEOs. Realizable pay reinforces a pay-for-performance linkage because the short- and long-term incentive opportunities under our executive compensation program only provide value when meaningful performance is achieved.
To illustrate the differences, the table below compares, for the CEO and other non-CEO NEOs (on average), the cumulative values for fiscal 2025 and 2026 for total target compensation, Summary Compensation Table compensation, and realizable pay at the end of fiscal year 2026.
For more information on realizable pay for the NEOs, see the section below titled "Realizable Pay" beginning on page 39.
The table below is not a substitute for the information required by the 2026 Summary Compensation Table for fiscal years 2024 – 2026, which appears on page 41.
CUMULATIVE FISCAL 2025 AND 2026 COMPENSATION

	CEO		Average for Non-CEO NEOs(1)
	2-Year Cumulative Value	% of Cumulative Summary Compensation Table Compensation	2-Year Cumulative Value	% of Cumulative Summary Compensation Table Compensation
Cumulative Total Target Compensation	$62,000,000	101%	$23,605,000	102%
Cumulative Summary Compensation Table Compensation	$61,497,405	100%	$23,205,082	100%
Cumulative Realizable Pay	$30,635,333	50%	$10,464,552	45%
(1)For fiscal 2025, the non-CEO NEOs consist of Messrs. Friend and Leinwand. For fiscal 2026, the non-CEO NEOs consist of Messrs. Friend, Leinwand, and Alagirisamy and Ms. Heinle.

2026 PROXY STATEMENT 26

FISCAL YEAR 2027 CFO TRANSITION
On June 23, 2026, we announced a CFO transition plan pursuant to which, on August 17, 2026, David Denton will become Executive Vice President and CFO of NIKE. Mr. Friend will cease serving in that role effective as of the same date and begin serving as an advisor to the CEO until his separation from the Company on September 4, 2026. NIKE approved certain compensation arrangements in connection with the CFO transition, which are described in more detail in the Current Report on Form 8-K filed with the SEC on June 23, 2026.
EXECUTIVE COMPENSATION GOVERNANCE PRACTICES

WHAT WE DO	WHAT WE DON'T DO
✓ Base a majority of total compensation on performance and retention incentives
✓ Mitigate risk by using multiple performance periods and metrics, incentive payment caps, a clawback policy, and additional standalone clawback provisions
✓ Ground incentive awards in objective financial performance goals and clearly disclose rationales and outcomes
✓ Maintain robust stock ownership guidelines
✓ Vest stock-based awards over time to promote long-term performance and retention
✓ Provide only double-trigger change-in-control acceleration for stock-based awards

✗ No dividend equivalents paid on PSUs or RSUs unless and until shares are earned
✗ No repricing of stock options
✗ No hedging transactions or short sales permitted
✗ No pension or supplemental executive retirement plan
✗ No tax gross-ups for perquisites, other than in accordance with our standard relocation policy
✗ No cash-based change-in-control benefits
✗ No excise tax gross-ups upon change of control

27 NIKE, INC.

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
COMPENSATION OBJECTIVES AND STRUCTURE
Our executive compensation program is designed to attract and retain top-tier talent in a competitive marketplace and to maximize shareholder value by rewarding NEOs for strong Company performance. The program consists of direct compensation, with a focus on incentive compensation, and competitive benefits that are generally consistent with the benefits offered to our other U.S.-based employees.
We structure our executive compensation program in the context of our business strategy and talent plan. To foster teamwork and ensure internal pay equity, we utilize a segmented cohort approach that aligns compensation across certain executive roles. Cohort compensation levels are determined by holistically considering factors relating to our business, the competitive market for top-tier talent, the applicable executives—including future potential, individual performance, market insights, succession planning, retention, and leadership continuity—and, for each NEO other than our CEO, our CEO's recommendation.
Our philosophy is to "pay for performance" in order to drive business results and maximize shareholder value. As a result, executive compensation is highly incentive-based and weighted towards long-term awards to emphasize long-term performance and support retention. Our executive compensation program balances performance incentives, including by using multiple performance metrics and periods, and through a mixture of cash- and stock-based compensation elements. Stock-based compensation—which consists of PSUs, stock options, and RSUs—is also structured to pay for performance by linking the majority of each NEO's target total direct compensation directly to our stock price. The following charts illustrate the mix of components that make up fiscal 2026 target total annual direct compensation for our NEOs, excluding equity retention awards granted to the NEOs on a limited basis, as described elsewhere in this proxy statement.

2026 PROXY STATEMENT 28

ANNUAL DIRECT COMPENSATION ELEMENTS
NIKE's annual direct compensation for the NEOs generally consists of the following elements:

ELEMENT		KEY CHARACTERISTICS	PURPOSE
Base Salary		Fixed cash compensation	Provides market competitive baseline compensation to attract and retain top-tier talent
Annual Cash Incentive Award – PSP		Variable cash incentive compensation earned at 0% – 200% based on Company and individual performance over a 1-year performance period	Motivates and rewards achievement of sustainable and profitable growth
Long-Term Incentive Award – SIP	PSUs (50%)	Variable stock-based incentive compensation earned at 0% – 200%; fiscal year 2026 grants based generally on achievement of Adjusted Revenue and Adjusted Earnings Per Share (EPS) performance metrics over a 3-year performance period	Aligns NEOs' interests with those of our shareholders by motivating and rewarding achievement of long-term shareholder value and growth; promotes retention
	Stock Options (25%)	Stock-based incentive compensation that generally vests in 4 equal annual installments; only provides value if our stock price appreciates	Aligns NEOs' interests with those of our shareholders by rewarding achievement of upside potential; promotes retention
	RSUs (25%)	Stock-based incentive compensation that generally vests in 4 equal annual installments; value tied to our stock price	Aligns NEOs' interests with those of our shareholders by rewarding long-term value creation; promotes retention
BASE SALARY
Base salary is a fixed element of compensation that serves to attract and retain top-tier talent and provide a consistent, repeatable minimum amount of compensation. Generally, the Compensation Committee reviews and determines base salaries for our NEOs in June, with any adjustments becoming effective in August of the same year. The committee set Mr. Alagirisamy's base salary in connection with his appointment as Executive Vice President, Chief Operating Officer. For fiscal 2026, Mr. Leinwand's base salary was increased in alignment with our cohort approach. The table below shows the change in base salary for any NEO who was a NEO in the prior fiscal year.

NAMED EXECUTIVE OFFICER	FISCAL 2026 BASE SALARY	% CHANGE
Elliott Hill	$1,500,000	0%
Matthew Friend	$1,250,000	0%
Venkatesh Alagirisamy	$1,025,000	N/A
Treasure Heinle	$1,000,000	N/A
Robert Leinwand	$1,025,000	14%
ANNUAL CASH INCENTIVE
Annual cash incentive awards are paid to the NEOs under our PSP and are designed to reflect our "pay for performance" philosophy. For fiscal 2026, PSP awards were eligible to be earned between 0% and 200% of target based on Company and, for non-CEO NEOs, individual performance during the fiscal year. The Compensation Committee retains discretion to adjust PSP metrics and award payouts based on individual or Company performance. As discussed in greater detail below, the Compensation Committee exercised negative discretion to adjust PSP award payouts for fiscal 2026.
The Compensation Committee set the PSP target awards for Mr. Alagirisamy in connection with his appointment as Executive Vice President, Chief Operating Officer. The committee maintained fiscal 2026 PSP target awards for each other NEO at the same level as his or her fiscal 2025 PSP target award. Therefore, the fiscal 2026 PSP target awards were:

29 NIKE, INC.

NAMED EXECUTIVE OFFICER	FISCAL 2026 PSP TARGET AWARD (% OF BASE SALARY)
Elliott Hill	200%
Matthew Friend	120%
Venkatesh Alagirisamy	120%
Treasure Heinle	120%
Robert Leinwand	120%
FINANCIAL METRICS
The fiscal 2026 PSP payout was based 100% on financial metrics for the CEO and 80% on financial metrics for the non-CEO NEOs (with the remaining 20% based on MBOs as described below). Consistent with the prior year, the Compensation Committee maintained equally weighted financial metrics of Adjusted Revenue and Adjusted EBIT as well as a single, year-long performance period.
Fiscal year 2026 was a year to reposition NIKE's business for future growth, reignite brand momentum and stabilize NIKE's business. Accordingly, in setting the year-long performance goals for the PSP, the Compensation Committee sought to drive sustainable and profitable growth in pursuit of those objectives. The Compensation Committee recognizes that PSP target levels should reflect goals which are rigorous yet reasonable and considers market conditions and prior performance. The Adjusted Revenue target goal represented an increase of approximately 0.5% compared to actual fiscal 2025 revenue, with threshold and maximum goals set equidistant from the target goal to balance stretch and risk. The Adjusted EBIT target goal represented a decrease of approximately 15% compared to actual fiscal 2025 EBIT, with threshold and maximum goals set non-equidistant from the target goal; additional upside stretch was built into the maximum goal to incentivize exceptional performance. In setting these targets, we strove to address both the anticipated impact from our actions to reposition NIKE for future growth and the uncertain and volatile operating environment that existed at the time these targets were set, including, but not limited to, geopolitical dynamics, tax regulation, and evolving tariff policies.
As described below, the performance levels for fiscal 2026 Adjusted Revenue and Adjusted EBIT were achieved at 76% and 125%, respectively. In support of our one-team culture, the fiscal 2026 broad-based annual bonus plan (applicable to the majority of employees below the executive officer level) used the same financial metrics as the PSP under which the NEOs participate and also weighted them equally. However, the broad-based annual plan used two equally-weighted, six-month performance periods to reduce the potential impact of volatility and thereby enable more aggressive target setting. To balance the commitment to a year-long performance period for the PSP with support for our one-team culture, the Compensation Committee determined that the financial metrics payout level for the fiscal 2026 PSP would not exceed the payout level for the fiscal 2026 broad-based global annual bonus plan, and committed to use its negative discretion to reduce the PSP financial metrics payout level if necessary. Bonuses under the broad-based global annual plan were earned below target (and lower than the PSP), and therefore the Compensation Committee exercised negative discretion for the PSP financial metric earnout to support our one-team culture.
For fiscal 2026, under the PSP, Adjusted Revenue of $45.8 billion corresponded to an earnout of 76% and Adjusted EBIT of $3.3 billion corresponded to an earnout of 125%. These earnouts were averaged together to calculate a financial metric earnout of 101%, and negative discretion was exercised as discussed above to reduce the financial metric earnout to 74%. Accordingly, the fiscal 2026 PSP payout for Mr. Hill, whose PSP is not subject to MBOs, was 74%.
MBOs
As noted above, in fiscal 2026, for non-CEO NEOs, the Committee approved leader-specific goals (or MBOs) weighted at 20%. The two MBOs consisted of:
•Managing wage-related operating overhead spend, and
•Enterprise goals for employee engagement.
These two metrics were selected respectively to drive operational efficiency and motivate and unite the employee base to win as a team and further long-term shareholder value and growth. In determining the MBO payouts, Mr. Hill completed a holistic assessment based on achievement against quantitative goals and qualitative considerations and recommended 90% achievement for the MBOs. All non-CEO NEOs successfully managed their wage-related operating overhead spend and enterprise goals for employee engagement remained generally consistent with the prior year. The Committee reviewed these results and Mr. Hill's recommendation and determined 90% achievement for the MBOs. These MBO earnouts, weighted at 20%, were combined with the 74% financial metric earnout (calculated by averaging the Adjusted Revenue and Adjusted EBIT earnouts and applying negative discretion, as described above) to calculate the fiscal 2026 PSP payouts for each of the non-CEO NEOs.

2026 PROXY STATEMENT 30

The fiscal 2026 PSP performance goals and achievement levels are illustrated below.
FISCAL 2026 FINANCIAL METRIC GOALS AND RESULTS
(Dollars in millions)

% PAYOUT	THRESHOLD 25%	TARGET 100%	MAXIMUM 200%
Adjusted Revenue(1) (Weighted 50%)				EARNOUT: 76%
Adjusted EBIT(1) (Weighted 50%)				EARNOUT: 125%

CALCULATED PSP EARNOUT				101%

ONE-TEAM CULTURE
•Payout under the broad-based global annual bonus plan—based on the same equally-weighted financial metrics, but using two equally-weighted, six-month performance periods—was 74%
•The Compensation Committee exercised negative discretion to reduce the PSP financial metrics payout to equal the payout under the broad-based global annual bonus plan, consistent with our one-team culture

FISCAL 2026 PSP FINANCIAL METRIC PAYOUT				74%
(1)As described on page 24, each metric is adjusted for the impact of certain non-operational events to help drive and reward organic growth.
FISCAL 2026 PSP PAYOUTS

	FINANCIAL METRICS(1)		MBOs(2)
NAMED EXECUTIVE OFFICER	EARNOUT	WEIGHT	EARNOUT	WEIGHT	FISCAL 2026 PSP PAYOUT
Elliott Hill	74%	100%	N/A	0%	74%
Matthew Friend	74%	80%	90%	20%	78%
Venkatesh Alagirisamy	74%	80%	90%	20%	78%
Treasure Heinle	74%	80%	90%	20%	78%
Robert Leinwand	74%	80%	90%	20%	78%
(1)As described on page 24, each metric is adjusted for the impact of certain non-operational events to help drive and reward organic growth. The financial metric earnout also reflects the Compensation Committee's determination to exercise negative discretion to reduce PSP payouts, as described above.
(2)Comprises wage-related operating overhead spend and enterprise goals for employee engagement.
LONG-TERM INCENTIVE
Long-term incentive compensation incentivizes and rewards long-term Company performance, aligns executives' interests with those of our shareholders, and promotes retention in a highly competitive talent marketplace. Therefore, this element of our executive compensation program forms the largest portion of our NEOs' direct compensation, constituting 78% of fiscal 2026 target total direct compensation for Mr. Hill on an annualized basis and 72% for each other non-CEO NEO, excluding equity retention awards described elsewhere in this proxy statement.
Long-term incentive compensation consists of three components: PSUs, stock options, and RSUs, each granted under our SIP. Fiscal 2026 NEO awards were delivered 50% as PSUs (consistent with fiscal year 2025), 25% as stock options, and 25% as RSUs, reflecting the Committee's determination to equally weight stock options and RSUs to strengthen the inherent value of the LTI portfolio and better align with market practice.

31 NIKE, INC.

LONG-TERM INCENTIVE AWARD MIX(1)
(1)Excludes equity retention awards described elsewhere in this proxy statement.
FISCAL 2026 LONG-TERM INCENTIVE AWARD GRANTS
The Compensation Committee determined the fiscal 2026 long-term incentive awards in June 2025. In setting the value of each long-term incentive award, the committee considered multiple factors, including individual and Company performance, evolving responsibilities, our cohort compensation approach, and retaining top-tier talent in a highly competitive talent marketplace.
The committee set the target value for Mr. Alagirisamy's long-term incentive award in connection with his appointment as Executive Vice President, Chief Operating Officer. Therefore, the fiscal 2026 long-term incentive award target values were:

NAMED EXECUTIVE OFFICER	TOTAL FISCAL 2026 LONG-TERM INCENTIVE AWARD		TARGET PSUs	STOCK OPTIONS	RSUs
Elliott Hill	$15,500,000	→	$7,750,000	$3,875,000	$3,875,000
Matthew Friend	$8,000,000	→	$4,000,000	$2,000,000	$2,000,000
Venkatesh Alagirisamy	$5,500,000	→	$2,750,000	$1,375,000	$1,375,000
Treasure Heinle	$5,500,000	→	$2,750,000	$1,375,000	$1,375,000
Robert Leinwand	$5,500,000	→	$2,750,000	$1,375,000	$1,375,000
(1)Because Mr. Alagirisamy was appointed after the awards for fiscal 2026 were granted to executive officers (including NEOs) in September 2025, Mr. Alagirisamy's fiscal 2026 long-term incentive awards were granted in two parts. He received an initial annual grant on September 1, 2025 and a supplemental grant on December 10, 2025 shortly following his appointment to achieve the total target long-term incentive awards set forth in this table. The share calculation methodology and vesting schedule for Mr. Alagirisamy's supplemental grant is the same as the September 1, 2025 annual equity grants to executive officers generally, but the exercise price of Mr. Alagirisamy's supplemental stock options is equal to the closing share price of the Company on the date of grant (as required per the terms and conditions of the SIP).
2026 – 2028 PSUs
PSUs align our NEOs' interests with those of our shareholders by motivating and rewarding achievement of long-term shareholder value and growth. PSU awards reflect our "pay for performance" philosophy: they are earned between 0% and 200% of target based on Company performance during a three-year performance period.
In the first quarter of fiscal 2026, the Compensation Committee selected the metrics, corresponding performance goals, and award terms for the fiscal 2026 – 2028 PSU awards. To focus executives on key financial measures that drive value creation, the Compensation Committee selected Adjusted Revenue (50%) and Adjusted EPS (50%) as the financial metrics for the fiscal 2026 – 2028 PSU awards, with a Relative TSR modifier that aligns payouts with shareholder experience, providing an objective, market-based measure of performance.
Performance is measured on an annual growth rate basis. For each of the three years within the performance period, the Compensation Committee approved individual annual targets for Adjusted Revenue and Adjusted EPS expressed as a growth rate over the previous year's actual result. Targets were established for threshold (25%), target (100%), and maximum (200%), interpolated on a straight-line basis. This approach allows plan achievement to be calculated on a fiscal year basis (i.e., growth over prior year adjusted actuals) and averaged at the end of the three-year performance period, subject to the Relative TSR modifier which is measured over the full three-year performance period.

2026 PROXY STATEMENT 32

The Compensation Committee selected this market-based approach for goal setting taking into account the inherent challenges in setting three-year cumulative financial goals in the current operating and macroeconomic environment. Utilizing annual growth rates provides for discrete annual goals within the performance period, while maintaining the integrity of the three-year performance period because the growth rates are approved before the grant date and the same rates apply to each year within the three-year period. It also ensures that participants remain sufficiently motivated over the full three-year performance period and are not disproportionately impacted, either positively or negatively, by an outlier year within the performance period.
The total payout opportunity for PSUs is 0% to 200%: 0% of target will be earned if the threshold level of performance is not satisfied, 25% of target will be earned if the threshold level is satisfied, 100% of target will be earned if the target level is satisfied, and 200% of target will be earned if the maximum level is satisfied. Performance for each financial metric is measured independently, so PSUs can be earned as long as the threshold is satisfied for at least one financial metric. The payout for each financial metric will be averaged together to calculate the total financial metric payout, and then the Relative TSR modifier will be applied.
The Relative TSR modifier is measured over the full three-year performance period and applied to the total financial metric payout as follows:

Relative TSR Level	Relative TSR Multiplier
25th Percentile or less	75.0%
Between 25th Percentile and 75th Percentile	No adjustment
75th Percentile or greater	125.0%
The final PSU payout is subject to a 200% maximum, regardless of the Relative TSR modifier. In the event NIKE's absolute TSR is negative for the 3-year performance period, then the Relative TSR modifier is capped at 100%. Any PSUs that are earned will vest on September 1, 2028.
The specific targets and corresponding achievement will be disclosed following the Committee's certification of achievement at the conclusion of the performance period. In setting the performance goals, the Compensation Committee considered factors including achievability and motivational impact, as well as our repositioning actions to drive our return to growth. The growth rate targets established by the committee are based on scenario analyses that factor in upside and downside for each metric over the three-year performance period. The targets were set to provide growth in each year of the performance period, with threshold growth levels grounded in achievability based on historical levels of performance, and maximum growth levels set to reward outperformance.
The target number of PSUs granted to each NEO for fiscal 2026 was determined by dividing the NEO's target award value by the average closing price of our Class B Stock for the 20-trading day period ending on the date of grant (or, for Mr. Alagirisamy's supplemental award granted in connection with his December 2025 appointment, the 20-trading day period ending on September 1, 2025, which was the date of the annual grant for equity-eligible employees generally). PSUs accumulate dividend equivalents that are paid only when, and to the extent, they vest.
STOCK OPTIONS
Stock options align our NEOs' interests with those of our shareholders by rewarding the achievement of upside potential, and they reflect our "pay for performance" philosophy by rewarding the NEOs only if the price of our Class B Stock appreciates.
The number of stock options granted to each NEO (excluding Mr. Alagirisamy) for fiscal 2026 was determined by dividing the NEO's award value by the Black-Scholes value (calculated based on a 20-day average stock price and the available five-year and seven-year interest rates) of a stock option on the date of grant. For Mr. Alagirisamy's supplemental award, granted in connection with his appointment in December 2025, the number of stock options granted was determined using the Black-Scholes value calculated for the 20-trading day period ending on September 1, 2025, which was the date of the annual grant for equity-eligible employees generally.
Options granted to the NEOs vest in equal annual installments over four years and have an exercise price equal to the closing market price of our stock on the date of grant (or the trading day immediately prior to the grant date, if the grant date is not a trading day). To promote retention, stock options generally provide that if a NEO leaves the Company, they forfeit any unvested stock options. Forfeiture is subject to a limited retirement provision as well as partial accelerated vesting upon an involuntary termination of employment (each as described in the section below titled "Executive Compensation Tables—Potential Payments Upon Termination or Change-in-Control").
RSUs
RSUs align our NEOs' interests with those of our shareholders by rewarding the achievement of long-term value creation, and they reflect our "pay for performance" philosophy because their value is directly tied to our Class B Stock price.

33 NIKE, INC.

The number of RSUs granted to each NEO for fiscal 2026 was determined by dividing the NEO's award value by the average closing price of our Class B Stock for the 20-trading day period ending on the date of grant (or, for Mr. Alagirisamy's supplemental award, granted in connection with his appointment in December 2025, the 20-trading day period ending on September 1, 2025, which was the date of the annual grant for equity-eligible employees generally). RSUs granted annually to the NEOs as part of long-term incentive compensation vest in equal annual installments over four years and accumulate dividend equivalents that are paid only upon vesting. To promote retention, RSU awards generally provide that any unvested RSUs are forfeited if the NEO leaves the Company. Forfeiture is subject to partial accelerated vesting upon an involuntary termination of employment or retirement (as described in the section below titled "Executive Compensation Tables—Potential Payments Upon Termination or Change-in-Control").
FISCAL 2024 PSU AWARD RESULTS
As previously disclosed in our 2024 proxy statement, the fiscal 2024 – 2026 PSU awards granted in June 2023 were to be earned between 0% and 200% of target based on Relative TSR over a three-year performance period (subject to a payout cap of 100% if Absolute TSR was negative). In addition, if Relative TSR was achieved at or above the threshold performance goal, a People & Planet modifier would allow the award payout to be increased or decreased by up to 20 percentage points (subject to both the 200% maximum earnout and the 100% Absolute TSR cap) based on a holistic assessment of the Company's performance.
NIKE's Relative TSR for fiscal years 2024 – 2026 was at the 1st percentile, corresponding to an earnout of 0%. Relative TSR was calculated in comparison to the companies that were included in the S&P 500 as of May 31, 2026, using the 20-trading day average stock price and assuming that dividends paid during the performance period were reinvested in the applicable company's stock. Because Relative TSR was below the threshold performance goal, the People & Planet modifier was not applicable. Therefore, as illustrated below, the total payout for the fiscal 2024 – 2026 PSU awards was 0% for each of the NEOs.
FISCAL 2024 – 2026 PERFORMANCE RESULTS

FINANCIAL PERFORMANCE METRIC
% PAYOUT	THRESHOLD 25%	TARGET 100%	MAXIMUM 200%
Relative TSR				PAYOUT: 0%
EQUITY RETENTION AWARDS
In December 2025, the Compensation Committee approved an equity-based retention grant with a target value of $15 million for Mr. Hill and $4 million for each of our non-CEO NEOs. These grants were designed to collectively motivate the newly established senior leadership team to execute on the Company's turnaround plan and strengthen retention during this pivotal period. While Mr. Friend received a retention award in September 2024 in connection with the CEO transition, all of the other NEOs, including Mr. Hill, were newly appointed as executive officers after that grant and did not receive it.
The December 2025 retention awards cliff vest on December 10, 2027 and are earned 50% subject to continuous service through the scheduled vesting date, and 50% subject to achievement of Adjusted Operating Margin Growth targets (the growth rate of fiscal 2027 EBIT Margin measured in basis points above fiscal 2026 EBIT Margin, each as set forth in the audited consolidated financial statements of the Company). The Compensation Committee selected Adjusted Operating Margin Growth because it is a metric that measures profitability and operational efficiency, both of which play a key role in NIKE's turnaround.
For the Adjusted Operating Margin Growth performance measure, performance below target results in a 0% payout, achievement at target results in a 100% payout, and achievement equal to or exceeding the maximum performance value results in a 200% payout. Achievement between target and maximum performance values is interpolated on a straight-line basis.
The Committee carefully weighed shareholder feedback and considered multiple factors in determining the target award values and structure of the grant. The target award grant values balance providing meaningful retention for each NEO with the shareholder value we believe will be created through the achievement of growth in Adjusted Operating Margin by the end of fiscal 2027.
These awards are subject to partial accelerated vesting, based on actual Company performance during the performance period, upon an involuntary termination of employment (described in the section below titled "Executive Compensation Tables - Potential Payments Upon Termination or Change-in-Control").

2026 PROXY STATEMENT 34

OTHER COMPENSATION
RETIREMENT PLANS
We maintain a U.S. tax qualified retirement savings plan—the 401(k) Plan—under which all eligible U.S. employees, including the NEOs, are able to make pre-tax and after-tax contributions from their cash compensation. We make annual matching contributions for all participants equal to 100% of their pre-tax contributions up to 5% of their total eligible compensation.
The Internal Revenue Code limits the amount of compensation that can be deferred under the 401(k) Plan, and also limits the amount of salary and annual cash incentive award ($350,000 for our 2026 fiscal year) that may be taken into account when determining contributions under that plan. Accordingly, we provide our NEOs and other highly compensated employees with the opportunity to defer their compensation, including amounts in excess of the tax law limit, under our DCP. We do not match deferrals to the DCP. Balances in the DCP, including the balances of the NEOs, are unsecured and at-risk, meaning that the balances may be forfeited in the event of the Company's financial distress, such as bankruptcy.
Fiscal 2026 matching contributions to the NEOs under the 401(k) Plan are included in the All Other Compensation column in the Summary Compensation Table on page 41.
EMPLOYEE STOCK PURCHASE PLAN
Our Employee Stock Purchase Plan allows eligible employees in the United States and in many countries outside of the United States, including the NEOs, to purchase Class B Stock through payroll deductions at a 15% discount to the market price on the first or last trading day of the six-month purchase period, depending on which day the stock price was lower.
PERQUISITES AND OTHER BENEFITS
Our executive compensation program includes limited perquisites and other personal benefits for our NEOs, which generally consist of home security and financial planning services. Given the nature of our business, from time to time certain Company employees, including certain executive officers, may also receive Company product, event tickets, or travel benefits that are not generally offered to all employees.
Effective June 1, 2024, consistent with the recommendation of an outside security provider hired by the Company to perform a comprehensive security assessment with respect to the CEO, Mr. Hill is entitled to unlimited personal use of Company aircraft, which is intended to increase his security, availability, and productivity. The unreimbursed incremental cost of his use is disclosed in the Summary Compensation Table on page 41.
All NEOs participate in our standard Employee Matching Gift Program applicable to employees generally, without enhancement. Our Employee Matching Gift Program does not match employee contributions that benefit the employee, including contributions to the employee's personal or family foundation or to a non-profit organization that is managed or led by, or provides compensation or assistance to, the employee or a member of their family.
We do not provide any tax gross-ups on perquisites to our executive officers, other than for qualified relocation expenses in accordance with our standard relocation policy. Greater detail about the perquisites and personal benefits provided to our NEOs in fiscal 2026 is provided in the footnotes to the Summary Compensation Table on page 41.
Effective June 16, 2026, the Company adopted the NIKE, Inc. Executive Severance Pay Plan covering various executives, including the NEOs. See the section below titled "Executive Compensation Tables—Potential Payments Upon Termination or Change-in-Control" for additional information.
NON-COMPETITION AGREEMENTS
In exchange for non-competition agreements from each of our NEOs, we have agreed to provide monthly payments during the non-compete period following termination of employment, as described in the section below titled "Executive Compensation Tables—Potential Payments upon Termination or Change-in-Control". We believe that it is appropriate to compensate individuals to refrain from working with competitors following termination, and that compensation enhances the enforceability of such agreements.
OTHER EMPLOYMENT ARRANGEMENTS
Except as previously disclosed with respect to Mr. Hill, who entered into an offer letter with the Company in connection with his appointment as President and CEO, we do not have employment contracts with any of our NEOs, and all of our NEOs are employed at-will.

35 NIKE, INC.

OUR COMPENSATION PROCESS
COMPENSATION COMMITTEE
The Compensation Committee oversees our executive compensation program, including determining the value and composition of the compensation package for each of our executive officers and setting annual performance goals for the CEO. In addition to any special actions the Compensation Committee may take throughout the year, the committee generally acts with respect to compensation for our NEOs during the fiscal year as follows:
PEER GROUP
Given the competitive market for top-tier talent, the Compensation Committee uses a peer group based on certain factors and criteria outlined below to provide a reference for assessing executive compensation levels and practices. Based on the criteria, the following peer group was considered for purposes of setting fiscal 2026 executive compensation:

Best Buy Company, Inc.	Microsoft Corporation	Starbucks Corporation
Cisco Systems, Inc.	Mondelez International, Inc.	Target Corporation
The Coca-Cola Company	Netflix, Inc.	TJX Companies
Kimberly-Clark Corporation	Pepsico, Inc.	Walmart Inc.
Lowe's Companies, Inc.	Procter & Gamble Company	The Walt Disney Company
McDonald's Corporation	Salesforce, Inc.
The Compensation Committee reviews our compensation peer group periodically to determine the appropriate companies to include. In its review, the Compensation Committee considers companies based on the following factors and criteria:
•Publicly-traded, U.S.-based companies, with revenues and market capitalization within a reasonable range of NIKE's revenue and market capitalization. At the time the committee approved the peer group, NIKE's revenue was at the 50th percentile of the peer group and NIKE's market capitalization was at the 43rd percentile of the peer group.
•Leading companies across retail, digital, and services spaces, with a focus on consumer products and having a top-tier brand value.

2026 PROXY STATEMENT 36

•Competitors for talent, aligned to NIKE's evolving business and talent strategies.
•Companies that list NIKE as a peer or are in NIKE's peer group as selected by a proxy advisory firm.
In November 2025, the Compensation Committee further refined our peer group for purposes of setting fiscal 2027 executive compensation to remove Microsoft Corporation.
In addition to considering our peer group, the Compensation Committee also uses market survey data from third parties, including Aon, Willis Towers Watson, and Mercer, about a broader range of companies. The Compensation Committee generally does not set executive compensation at or near any particular percentile of peer group, or market, compensation. Instead, the committee considers compensation to be competitive if it is generally within a reasonable range of market median.
ROLE OF MANAGEMENT
The CEO makes compensation recommendations to, and participates in discussions with, the Compensation Committee regarding the compensation of each executive officer other than himself. Mr. Hill completed a holistic assessment of the MBOs under the PSP for each of the other NEOs at the end of fiscal year 2026 that factored in both quantitative measures and qualitative considerations. In June 2026, Mr. Hill recommended the MBO achievement level for the other NEOs and the Committee approved the payouts under the PSP. In addition, our human resources staff regularly provides data, analysis, and recommendations to the committee regarding executive compensation.
The Compensation Committee meets regularly in executive session without the CEO or other management present to discuss our executive compensation program. Such executive sessions include discussions about, among other topics, the CEO's performance and compensation and the design and operation of our executive compensation plans.
ROLE OF COMPENSATION CONSULTANT
The Compensation Committee has the authority, in its sole discretion, to retain compensation consultants to assist the committee in overseeing our executive compensation program. The Compensation Committee chose not to retain any such consultants in fiscal 2026. However, in connection with the committee's analysis and decision-making regarding the fiscal 2026 executive compensation program, the Compensation Committee supplemented peer group data with information from surveys and reports containing competitive market data from Aon, Willis Towers Watson, and Mercer, which are obtained by our human resources staff.
OTHER COMPENSATION PRACTICES
STOCK OWNERSHIP GUIDELINES
We maintain stock ownership guidelines for executive officers that are designed to further align the interests of our executive officers with those of our shareholders. Under the guidelines, each executive officer is required to hold NIKE stock valued at the following multiple of their annual base salary:

POSITION	OWNERSHIP LEVEL
Chief Executive Officer		8X Base Salary
Other Executive Officers (including NEOs)		3X Base Salary
New executive officers are required to attain these ownership levels within five years of their appointment. For purposes of calculating ownership, we exclude unvested PSUs that remain subject to performance-based vesting conditions as well as all stock options (whether vested or unvested). As of May 31, 2026, the CEO and each of our other executive officers, including each other NEO, has met or is on track to meet the applicable ownership guideline within the requisite period.
HEDGING AND PLEDGING
The Company's Blackout and Pre-clearance Policy (which supplements our Insider Trading Policy) prohibits directors, executive officers, and other designated insiders (based on seniority and department) from engaging in transactions involving hedging, monetization, or short sales of NIKE stock, including zero-cost collars and forward sale contracts. The policy also requires directors and executive officers, along with members of their families and households, to obtain pre-approval from the Company's Chairman or CEO before pledging NIKE stock. Before any such approval is granted, the Company's Clearance Director considers the size of the pledge relative to the individual's other holdings, both direct and indirect, and NIKE's shares outstanding; the risk of foreclosure given the nature of the associated transaction; protections against the appearance of insider trading, including prohibitions on sales during trading blackouts; and the ability to timely report sales on Form 4.

37 NIKE, INC.

CHANGE-IN-CONTROL PROVISIONS
PSP awards do not accelerate upon a change in control. PSU, stock option, and RSU awards are subject only to "double-trigger" accelerated change-in-control vesting, meaning that vesting is accelerated only if there is a change in control of the Company, and either the acquiring entity fails to assume the awards or, within the following two years, the employee's employment is terminated by the acquirer without cause or by the employee for good reason. This double-trigger acceleration is intended to encourage executive retention through a period of uncertainty. The Compensation Committee believes that this approach will enhance shareholder value in the context of an acquisition and align executives' interests with those of investors. The effect of change-in-control transactions on stock-based awards is described further in the section below titled "Executive Compensation Tables—Potential Payments Upon Termination or Change-in-Control".
CLAWBACK
In December 2023, the Company adopted a revised clawback policy regarding accounting restatements in connection with the SEC's adoption of new rules to implement Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and corresponding NYSE listing standards. The clawback policy generally requires recoupment of erroneously awarded incentive-based compensation (including any compensation granted, earned, or vested wholly or in part upon the attainment of a financial reporting measure) received by current and former executive officers (as defined in Rule 10D-1 of the Exchange Act), including our NEOs, during the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement due to the Company's material noncompliance with any financial reporting requirement under U.S. federal securities laws.
In addition to the clawback policy, the Company maintains clawback provisions in the PSP and all of our equity award agreements (including all time-vesting equity awards) that generally permit recoupment in the event of the recipient's theft, embezzlement, fraud, breach of confidentiality or other applicable restrictive covenants, or material breach of contract.
RISK ASSESSMENT
At the Compensation Committee's request, management prepared an assessment of potential risks associated with the Company's fiscal 2026 compensation programs, including any risk that would be reasonably likely to have a material adverse effect on the Company. This included an assessment of risks associated with each element of executive compensation. The assessment considered certain design features of the compensation program that reduce the likelihood of excessive risk taking, such as reasonable performance targets, capped incentive compensation payouts, a balance of short- and long-term incentives, a balance of cash- and stock-based incentives, vesting of awards over time, and the potential for clawback of incentive compensation. In addition, for stock-based compensation, we have adopted stock ownership guidelines, provided for limited accelerated vesting of PSUs, stock options, and RSUs upon termination of employment, and provided for only double-trigger accelerated vesting of stock-based awards upon a change in control. The Compensation Committee reviewed the risk assessment and concluded that our compensation programs and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a company can deduct in any one year for "covered employees". While the Compensation Committee seeks to preserve tax deductibility in developing and implementing our executive compensation program, the committee also believes that it is important to maintain flexibility in administering compensation programs in a manner designed to promote varying corporate goals and the interests of our shareholders. Accordingly, we have not adopted a policy that all compensation must qualify as deductible for tax purposes and retain the ability to provide compensation that may not qualify as deductible under Section 162(m).
TIMING OF DECISIONS
In accordance with Item 402(x) of Regulation S-K, we are providing information regarding our procedures related to the grant of stock option awards close in time to the release of material non-public information. Although we do not have a policy, practice or obligation that requires us to grant stock options (or other equity or equity-based awards) on specific dates, we have adopted insider trading policies and procedures that govern the purchase, sale, and other disposition of our securities by our employees, directors, officers, and consultants.

2026 PROXY STATEMENT 38

Our insider trading policies and procedures prohibit our employees, directors, officers, and consultants from, among other things, trading in our securities while in possession of material non-public information. The trading restrictions set out in the Company's Insider Trading Policy expressly apply to any sale of stock purchased upon exercise of a stock option. We have also adopted a Blackout and Pre-clearance Policy (which supplements our Insider Trading Policy) designed to help prevent accidental violations of the law and to avoid even the appearance of trading on inside information. The Blackout and Pre-clearance Policy generally prohibits directors, executive officers, and other designated insiders from, among other things, trading in NIKE securities during the period beginning on the fifteenth day of the last month of each fiscal quarter and ending after the first full trading day following the public release of the Company's earnings for that quarter (and during event-specific blackouts). Moreover, the Blackout and Pre-clearance Policy requires directors and executive officers, along with members of their families and households, to obtain pre-approval from the Company's Chairman or CEO before pledging NIKE stock. Before any such approval is granted, the Company's Clearance Director considers, among other factors, protections against the appearance of insider trading, including prohibitions on sales during trading blackouts.
Neither our Board nor our Compensation Committee takes material non-public information into account when determining the timing of equity awards, nor do we time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. The Compensation Committee determined in June 2024 to align the grant date for long-term incentive awards to executive officers (including NEOs) with the grant date for employees below the executive officer level. Accordingly, awards for fiscal 2026 were granted to executive officers (including NEOs, other than Mr. Alagirisamy's supplemental award) on September 1, 2025. We generally issue non-annual equity awards to our executive officers on a limited and infrequent basis, and not in accordance with any fixed schedule.
During fiscal 2026, there were no stock option awards granted to any NEO within four business days preceding the filing of any report on Forms 10-K, 10-Q, or 8-K that discloses material nonpublic information.
REALIZABLE PAY
Our philosophy is to "pay for performance". As a result, executive compensation is highly incentive-based and includes, among other elements, a mixture of variable cash- and stock-based compensation elements consisting of PSP, PSUs, stock options, and RSUs. In total, 92% of total target annual compensation for our CEO is at risk (87% for the other non-CEO NEOs). Given that a significant portion of our executive compensation packages varies depending on company performance, the grant date value of compensation reported annually in the Summary Compensation Table does not always reflect the actual realizable pay value that is ultimately received by our NEOs. Realizable Pay reinforces a pay-for-performance linkage because the short- and long-term incentive opportunities under our executive compensation program only provide value when meaningful performance is achieved.
To illustrate the differences, the graphs below compare, for the CEO and other non-CEO NEOs (on average), the cumulative values for fiscal 2025 and 2026 for Total Target Compensation, Summary Compensation Table Compensation, and Realizable Pay at the end of fiscal year 2026. For this purpose:
•"Total Target Compensation" is the sum of target annual base salary, target values for PSP, target values for annual long-term incentive awards and target values for equity retention awards (as applicable), in each case, for fiscal years 2025 and 2026.
•"Summary Compensation Table Compensation" refers to the actual disclosure in the Summary Compensation Table for fiscal years 2025 and 2026 (excluding amounts reported under the "All Other Compensation" column).
•"Realizable Pay" refers to the sum of actual base salary, actual PSP payouts, and the potential payout value of long-term incentive awards and equity retention awards (as applicable), for fiscal years 2025 and 2026.
•Realizable Pay for stock options is based on their intrinsic value, assuming threshold achievement for the 2025-2027 PSU award and target achievement for the 2026-2028 PSU award as reported in the Outstanding Equity Awards Table, calculated using a stock price of $46.23, which was the closing price of our common stock on the last business day of fiscal 2026.
•Realizable Pay for the equity retention award granted on September 18, 2024 (applicable only to Mr. Friend) assumes 50% of the award is earned, and for the December 10, 2025 equity retention award assumes 100% of the award is earned, calculated using a stock price of $46.23, which was the closing price of our common stock on the last business day of fiscal 2026.

39 NIKE, INC.

The graphs below are not substitutes for the information required by the 2026 Summary Compensation Table for fiscal years 2024 – 2026, which appears on page 41.

CEO	Non-CEO NEOs(1)

$65,000,000
$54,100,000
$43,300,000
$32,500,000
$21,600,000
$10,800,000
$0
$62,000,000
$9,200,000
$9,300,000
$30,500,000
$6,000,000
$4,000,000
$3,000,000
$61,497,405
$9,200,194
$9,799,791
$33,825,497
$2,220,000
$4,000,000
$2,451,923
$30,635,333
$5,333,786
$16,629,624
$2,220,000
$4,000,000
$2,451,923
Total Target Compensation
Summary Compensation Table Total Compensation
Reliazable Pay(2)

$65,000,000
$54,100,000
$43,300,000
$32,500,000
$21,600,000
$10,800,000
$0
$23,605,000
$2,543,750
$3,893,750
$12,437,500
$2,580,000
$2,150,000
$23,205,082
$2,580,207
$4,212,237
$13,252,697
$1,086,345
$2,073,596
$10,464,552
$1,511,189
$5,793,422
$1,086,345
$2,073,596
Total Target Compensation
Summary Compensation Table Total Compensation
Reliazable Pay(2)

(1)For fiscal 2025, the non-CEO NEOs consist of Messrs. Friend and Leinwand. For fiscal 2026, the non-CEO NEOs consist of Messrs. Friend, Leinwand, and Alagirisamy and Ms. Heinle.
(2)Realizable Pay includes no value for stock options, which had no intrinsic value as of May 31, 2026.
COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Members of the Compensation Committee:
•Timothy Cook, Chair
•Mónica Gil
•Michelle Peluso

2026 PROXY STATEMENT 40

EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the total compensation of each NEO for fiscal years 2026, 2025, and 2024 (as applicable).

NAME AND PRINCIPAL POSITION	YEAR	SALARY(1) ($)	BONUS(2) ($)	STOCK AWARDS(3) ($)	OPTION AWARDS(4) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(5) ($)	ALL OTHER COMPENSATION(6) ($)	TOTAL ($)
Elliott Hill President and Chief Executive Officer	2026	1,500,000	—	28,137,798	3,967,113	2,220,000	515,965	36,340,876
	2025	951,923	4,000,000	14,887,893	5,832,678	—	345,574	26,018,068
Matthew Friend Executive Vice President and Chief Financial Officer	2026	1,250,000	—	10,680,353	2,047,547	1,170,000	17,500	15,165,400
	2025	1,250,000	—	9,788,426	3,048,046	—	17,250	14,103,722
	2024	1,298,077	—	5,221,473	2,878,629	975,000	17,331	10,390,510
Venkatesh Alagirisamy Executive Vice President, Chief Operating Officer	2026	960,096	—	8,071,579	1,564,777	900,900	17,500	11,514,852
Treasure Heinle Executive Vice President, Chief People Officer	2026	984,615	—	8,626,384	1,407,691	936,000	17,500	11,972,190
Robert Leinwand Executive Vice President, Chief Legal Officer	2026	1,005,769	—	8,626,384	1,407,691	959,400	13,877	12,013,121
	2025	795,749	—	3,875,030	2,162,574	—	21,128	6,854,481
(1)Salary amounts for fiscal 2025 and 2026 reflect 26 bi-weekly pay periods, compared with 27 bi-weekly pay periods for fiscal 2024.
(2)For Fiscal 2025, reflects the sign-on cash award granted to Mr. Hill in connection with his appointment as President and CEO.
(3)Represents the grant date fair value of RSU and PSU awards, in each case computed in accordance with accounting guidance applicable to stock-based compensation. For RSUs, the grant date fair value was computed based on the closing market price of our Class B Stock on the grant date. For PSUs, the grant date fair value was computed using a Monte Carlo simulation based on the probable outcome of the performance condition as of the grant date. The assumptions made in determining the grant date fair value of PSUs under applicable accounting guidance are disclosed in footnote 5 of "Grants of Plan-Based Awards in Fiscal 2026". For fiscal 2026, the grant date fair value of the PSU awards that were granted as annual long-term incentive awards was: $8,813,456 for Mr. Hill, $4,548,875 for Mr. Friend, $2,635,392 for Mr. Alagirisamy, and $3,127,406 for Ms. Heinle and Mr. Leinwand. Assuming that the maximum level of performance conditions is achieved, such PSU award values would be: $15,686,613 for Mr. Hill, $8,096,306 for Mr. Friend, $4,878,617 for Mr. Alagirisamy, and $5,566,307 for Ms. Heinle and Mr. Leinwand. For equity retention awards, the grant date fair value was computed based on the closing market price of our Class B Stock on the grant date. Assuming the maximum level of the performance condition is achieved, the equity retention PSU award values would be: $23,104,066 for Mr. Hill and $6,161,102 for Messrs. Friend, Alagirisamy and Leinwand and Ms. Heinle.
(4)Represents the grant date fair value of options granted in the applicable fiscal year computed in accordance with accounting guidance applicable to stock-based compensation. The grant date fair value of the options was estimated using the Black-Scholes option pricing model. The assumptions made in determining the grant date fair value of options under applicable accounting guidance are disclosed in Note 9 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended May 31, 2026.
(5)Amounts reported in this column represent annual cash incentive awards under the NIKE, Inc. Executive Performance Sharing Plan for the applicable fiscal year. Fiscal 2026 amounts were earned at 74% of target for Mr. Hill and 78% of target for each other NEO and were paid in fiscal 2027. No amounts were earned for fiscal 2025. Mr. Friend's fiscal 2024 amount represents his annual cash incentive award earned under the PSP for fiscal 2024.
(6)For fiscal 2026, includes Company matching contributions to the 401(k) Plan in the amount of $17,500 for Messrs. Friend and Alagirisamy, and Ms. Heinle and $13,877 for Mr. Leinwand. The amount for Mr. Hill includes $504,102 in aggregate incremental cost to the Company for personal use of the Company's aircraft, in addition to the value of security services, and Company-related merchandise. The aggregate incremental cost for personal use of the Company's aircraft is determined based on the variable operating cost to the Company, including the cost of fuel, maintenance, crew travel expenses, landing fees, parking fees, in-flight food and beverage, and other smaller variable costs associated with each flight.

41 NIKE, INC.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2026
The following table sets forth information concerning the performance-based annual cash incentive opportunities and PSUs, RSUs, and stock options granted to the NEOs in fiscal 2026.

			ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(3)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS(4)	EXERCISE OR BASE PRICE OF OPTION AWARDS	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(5)
		APPROVAL DATE	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM
NAME	GRANT DATE		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/SH)	($)
Elliott Hill			750,000	3,000,000	6,000,000
	9/1/2025	6/25/2025				25,344	101,374	202,748				8,813,456
	9/1/2025	6/25/2025							50,687			3,921,653
	9/1/2025	6/25/2025								164,474	77.37	3,967,113
	12/10/2025	12/1/2025				117,060	234,119	351,179				15,402,689
Matthew Friend			375,000	1,500,000	3,000,000
	9/1/2025	6/25/2025				13,081	52,322	104,644				4,548,875
	9/1/2025	6/25/2025							26,161			2,024,077
	9/1/2025	6/25/2025								84,890	77.37	2,047,547
	12/10/2025	12/1/2025				31,216	62,432	93,648				4,107,401
Venkatesh Alagirisamy			288,750	1,155,000	2,310,000
	9/1/2025	7/20/2025				1,570	6,279	12,558				545,896
	9/1/2025	7/20/2025							12,558			971,612
	9/1/2025	7/20/2025								50,232	77.37	1,211,596
	12/10/2025	12/1/2025				7,423	29,693	59,386				2,089,496
	12/10/2025	12/1/2025							5,429			357,174
	12/10/2025	12/1/2025								17,615	65.79	353,181
	12/10/2025	12/1/2025				31,216	62,432	93,648				4,107,401
Treasure Heinle			300,000	1,200,000	2,400,000
	9/1/2025	6/25/2025				8,993	35,972	71,944				3,127,406
	9/1/2025	6/25/2025							17,986			1,391,577
	9/1/2025	6/25/2025								58,362	77.37	1,407,691
	12/10/2025	12/1/2025				31,216	62,432	93,648				4,107,401
Robert Leinwand			307,500	1,230,000	2,460,000
	9/1/2025	6/25/2025				8,993	35,972	71,944				3,127,406
	9/1/2025	6/25/2025							17,986			1,391,577
	9/1/2025	6/25/2025								58,362	77.37	1,407,691
	12/10/2025	12/1/2025				31,216	62,432	93,648				4,107,401
(1)These amounts represent the potential performance-based annual cash incentive awards payable for performance during fiscal 2026 under our PSP. Under this plan, the Compensation Committee approved target awards for fiscal 2026 based on a percentage of the executive's salary as follows: Mr. Hill, 200%; Mr. Friend, 120%; Mr. Alagirisamy, 120%, Ms. Heinle, 120% and Mr. Leinwand, 120%. Fiscal 2026 PSP awards were eligible to be earned between 0% and 200% of target based on Company performance and MBO performance, as applicable, during fiscal 2026. Actual award payouts earned in fiscal 2026 and paid in fiscal 2027 are shown in the Summary Compensation Table.
(2)These amounts represent grants of PSUs and equity retention awards under the SIP. The PSUs are eligible to be earned between 0% and 200% of target based on Adjusted Revenue and Adjusted EPS between June 1, 2025 and May 31, 2028, with a Relative TSR modifier, as described under the section above titled "Compensation Discussion and Analysis – Compensation of our Named Executive Officers – Long-Term Incentive – Fiscal 2026 Long-Term Incentive Award Grants – 2026 - 2028 PSUs." Earned PSUs will vest in September 2028 and are generally subject to continued employment through the vesting date. The equity retention awards granted on December 10, 2025 will cliff vest on December 10, 2027 and are earned 50% subject to continuous service through the scheduled vesting date, and 50% subject to the achievement of FY27 Adjusted Operating Margin growth goal. The portion of the award subject to the performance measure will be earned at 100% if such performance measure is achieved and up to a maximum of 200%. Vesting for PSUs and equity retention awards will be accelerated in certain circumstances as described in the section below titled "Potential Payouts Upon Termination or Change-in-Control". PSUs and equity retention awards accumulate cash dividend equivalents that are paid only when, and to the extent, they vest.
(3)Amounts reported in this column represent grants of RSUs under the SIP. All RSUs vest in four equal installments on September 1 of 2026, 2027, 2028, and 2029. Vesting for all RSUs will be accelerated in certain circumstances as described in the section below titled "Potential Payouts Upon Termination or Change-in-Control". All RSUs accumulate cash dividend equivalents that are only paid upon vesting.
(4)Amounts reported in this column represent stock options granted under the SIP which become exercisable in four equal installments on September 1 of 2026, 2027, 2028, and 2029. Options also become exercisable in certain circumstances as described in the section below titled "Potential Payouts Upon Termination or Change-in-Control". Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's termination of employment.

2026 PROXY STATEMENT 42

(5)For stock awards, represents the grant date fair value of (a) RSUs based on the closing market price of our Class B Stock on the grant date, (b) an equity retention grant, also valued based on the closing market price of our Class B Stock on the grant date and (c) PSUs based on values of $86.94 and $70.37 per share computed using a Monte Carlo simulation based on the probable outcome of the performance condition as of the grant date. The Monte Carlo simulation was performed using the remaining performance period of 2 – 3 years and assuming an expected volatility of 35.11% and 35.59% and risk-free interest rate of 3.52% and 3.49%. The expected volatility was based on an analysis of the historical volatility of the Class B Stock on the grant date for 2 – 3 years. The risk-free interest rate corresponding with the remaining performance period was calculated using the U.S. Treasury (constant maturity) risk-free rates in effect on the grant date for a 2- and 3-year period. For option awards, represents the grant date fair value of stock options granted based on a value of $20.05 and $24.12 per share, calculated using the Black-Scholes option pricing model. The assumptions made in determining option values are disclosed in Note 9 to Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended May 31, 2026. Stock and option award values were computed in accordance with accounting guidance applicable to stock-based compensation.
OUTSTANDING EQUITY AWARDS AT MAY 31, 2026
The following table sets forth information concerning outstanding stock options, PSUs, and RSUs held by the NEOs at May 31, 2026.

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISABLE OPTIONS (#)(1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(2)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Elliott Hill	56,938	170,812(4)	81.60	10/14/2034
	—	164,474(5)	77.37	9/1/2035	213,294	9,860,582	242,655	11,217,941
Matthew Friend	23,000	—	57.87	7/15/2026
	30,000	—	59.10	7/20/2027
	35,000	—	77.54	8/1/2028
	36,095	—	83.12	8/1/2029
	77,197	—	97.61	8/1/2030
	43,669	—	167.51	8/1/2031
	56,391	18,797(6)	114.30	8/1/2032
	41,372	41,371(7)	109.40	8/1/2033
	29,388	88,161(8)	83.32	9/1/2034
	—	84,890(5)	77.37	9/1/2035	96,885	4,478,994	120,595	5,575,107
Venkatesh Alagirisamy	10,000	—	57.87	7/15/2026
	15,000	—	59.10	7/20/2027
	12,170	—	82.20	9/1/2028
	23,670	—	84.50	9/1/2029
	30,760	—	97.61	8/1/2030
	18,485	—	167.51	8/1/2031
	16,704	5,568(6)	114.30	8/1/2032
	15,550	15,550(7)	109.40	8/1/2033
	10,502	31,506(8)	83.32	9/1/2034
	—	50,232(5)	77.37	9/1/2035
	—	17,615(5)	65.79	12/10/2035	86,040	3,977,629	68,501	3,166,804
Treasure Heinle	1,584	—	82.20	9/1/2028
	2,958	—	84.50	9/1/2029
	9,280	—	114.84	9/1/2030
	5,900	—	164.56	9/1/2031
	10,695	3,565(9)	106.49	9/1/2032
	6,238	6,238(10)	102.36	9/1/2033
	20,204	60,611(8)	72.00	1/6/2035
	—	58,362(5)	77.37	9/1/2035	58,243	2,692,574	75,784	3,503,494

43 NIKE, INC.

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISABLE OPTIONS (#)(1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(2)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Robert Leinwand	11,000	—	57.87	7/15/2026
	15,000	—	59.10	7/20/2027
	19,770	—	82.20	9/1/2028
	23,670	—	84.50	9/1/2029
	30,760	—	97.61	8/1/2030
	18,485	—	167.51	8/1/2031
	16,704	5,568(6)	114.30	8/1/2032
	11,108	11,108(7)	109.40	8/1/2033
	6,126	18,378(8)	83.32	9/1/2034
	15,061	45,183(8)	79.26	11/25/2034
	—	58,362(5)	77.37	9/1/2035	58,171	2,689,245	75,784	3,503,494
(1)Stock options generally become exercisable in four equal installments on each of the first four anniversaries of the grant date.

2026 PROXY STATEMENT 44

(2)Reflects RSUs and one-time equity retention awards that vest as described in the table below. The retention awards granted in fiscal 2025 and 2026 represent the portion of one-time equity retention awards that will be earned subject to continuous service through the scheduled vesting date. The PSUs for the fiscal 2024 – 2026 performance period that were scheduled to cliff vest on August 1, 2026 were earned at 0% based on three-year Relative TSR, and therefore no amount is shown.

NAME	FISCAL YEAR OF GRANT	NUMBER OF UNVESTED UNITS	VESTING SCHEDULE
Elliott Hill	2026	50,687	RSUs subject to four-year pro-rata vesting on 9/1/2026, 9/1/2027, 9/1/2028, and 9/1/2029
	2026	117,060	Equity retention award will cliff vest on 12/10/2027
	2025	23,747	RSUs subject to three-year pro-rata vesting; 50% of the remaining units vest on 10/15/2026 and 50% vest on 10/15/2027
	2025	21,800	RSUs subject to four-year pro-rata vesting; 33.3% of the remaining units vest on 9/1/2026, 33.3% vest on 9/1/2027, and 33.3% vest on 9/1/2028
Matthew Friend	2026	26,161	RSUs subject to four-year pro-rata vesting on 9/1/2026, 9/1/2027, 9/1/2028, and 9/1/2029
	2026	31,216	Equity retention award will cliff vest on 12/10/2027
	2025	11,251	RSUs subject to four-year pro-rata vesting; 33.3% of the remaining units vest on 9/1/2026, 33.3% vest on 9/1/2027, and 33.3% vest on 9/1/2028
	2025	24,555	Equity retention award will cliff vest on 09/18/2026
	2024	3,702	RSUs subject to three-year pro-rata vesting; 100% of the remaining units vest on 8/1/2026
Venkatesh Alagirisamy	2026	5,429	RSUs subject to four-year pro-rata vesting on 9/1/2026, 9/1/2027, 9/1/2028, and 9/1/2029
	2026	12,558	RSUs subject to four-year pro-rata vesting on 9/1/2026, 9/1/2027, 9/1/2028, and 9/1/2029
	2026	31,216	Equity retention award will cliff vest on 12/10/2027
	2025	7,876	RSUs subject to four-year pro-rata vesting; 33.3% of the remaining units vest on 9/1/2026, 33.3% vest on 9/1/2027, and 33.3% vest on 9/1/2028
	2024	1,727	RSUs subject to three-year pro-rata vesting; 100% of the remaining units vest on 8/1/2026
	2024	27,234	Equity retention award will cliff vest on 06/10/2026
Treasure Heinle	2026	17,986	RSUs subject to four-year pro-rata vesting on 9/1/2026, 9/1/2027, 9/1/2028, and 9/1/2029
	2026	31,216	Equity retention award will cliff vest on 12/10/2027
	2026	3,798	RSUs subject to four-year pro-rata vesting; 33.3% of the remaining units vest on 9/1/2026, 33.3% vest on 9/1/2027, and 33.3% vest on 9/1/2028
	2025	3,938	RSUs subject to four-year pro-rata vesting; 33.3% of the remaining units vest on 9/1/2026, 33.3% vest on 9/1/2027, and 33.3% vest on 9/1/2028
	2024	1,305	RSUs subject to three-year pro-rata vesting; 100% of the remaining units vest on 2/10/2027
Robert Leinwand	2026	17,986	RSUs subject to four-year pro-rata vesting on 9/1/2026, 9/1/2027, 9/1/2028, and 9/1/2029
	2026	31,216	Equity retention award will cliff vest on 12/10/2027
	2025	4,594	RSUs subject to four-year pro-rata vesting; 33.3% of the remaining units vest on 9/1/2026, 33.3% vest on 9/1/2027, and 33.3% vest on 9/1/2028
	2025	3,141	RSUs subject to four-year pro-rata vesting; 33.3% of the remaining units vest on 9/1/2026, 33.3% vest on 9/1/2027, and 33.3% vest on 9/1/2028
	2024	1,234	RSUs subject to three-year pro-rata vesting; 100% of the remaining units vest on 8/1/2026

45 NIKE, INC.

(3)Reflects PSUs and equity retention awards that vest as described in the table below assuming performance (a) at the maximum level (100%) for the retention award granted in fiscal 2025, (b) at the target level (100%) for the retention awards granted in fiscal 2026 and the annual PSU (performance period 2026 - 2028) and (c) at the threshold level (25%) for the annual PSU (performance period 2025 - 2027). The retention award granted in fiscal 2025 represent the portion of one-time equity retention awards that will be earned at 0% or 100% based on achievement of a $100.00 stock price performance measure. The retention awards granted in fiscal 2026 represent the portion of the one-time equity retention awards that will be earned at 0% or between 100% and 200%. The PSUs for the fiscal 2026 – 2028 performance period will be earned between 0% and 200% based on achievement against annual growth targets set for Adjusted Revenue and Adjusted EPS and a relative TSR modifier between June 1, 2025 and May 31, 2028. The PSUs for the fiscal 2025 – 2027 performance period will be earned between 0% and 200% based on relative TSR between September 1, 2024 and August 31, 2027 and subject to the People & Planet modifier.

NAME	FISCAL YEAR OF GRANT /PERFORMANCE PERIOD	NUMBER OF UNEARNED, UNVESTED UNITS	VESTING SCHEDULE
Elliott Hill	2026 - 2028	101,374	Earned units will cliff vest on 9/1/2028
	2026	117,059	Equity retention award will cliff vest on 12/10/2027
	2025 - 2027	24,222	Earned units will cliff vest on 9/1/2027
Matthew Friend	2026 - 2028	52,322	Earned units will cliff vest on 9/1/2028
	2026	31,216	Equity retention award will cliff vest on 12/10/2027
	2025 - 2027	12,502	Earned units will cliff vest on 9/1/2027
	2025	24,555	Equity retention award will cliff vest on 9/18/2026
Venkatesh Alagirisamy	2026 - 2028	6,279	Earned units will cliff vest on 9/1/2028
	2026 - 2028	29,693	Earned units will cliff vest on 9/1/2028
	2026	31,216	Equity retention award will cliff vest on 12/10/2027
	2025 - 2027	1,313	Earned units will cliff vest on 9/1/2027
Treasure Heinle	2026 - 2028	35,972	Earned units will cliff vest on 9/1/2028
	2026	31,216	Equity retention award will cliff vest on 12/10/2027
	2025 - 2027	8,267	Earned units will cliff vest on 9/1/2027
	2025 - 2027	329	Earned units will cliff vest on 9/1/2027
Robert Leinwand	2026 - 2028	35,972	Earned units will cliff vest on 9/1/2028
	2026	31,216	Equity retention award will cliff vest on 12/10/2027
	2025 - 2027	7,830	Earned units will cliff vest on 9/1/2027
	2025 - 2027	766	Earned units will cliff vest on 9/1/2027
(4)33% of these options will vest on August 1, 2026, 33% will vest on August 1, 2027, and 33% will vest on August 1, 2028.
(5)25% of these options will vest on September 1, 2026, 25% will vest on September 1, 2027, 25% will vest on September 1, 2028, and 25% will vest on September 1, 2029.
(6)100% of these options will vest on August 1, 2026.
(7)50% of these options will vest on August 1, 2026 and 50% will vest on August 1, 2027.
(8)33% of these options will vest on September 1, 2026, 33% will vest on September 1, 2027, and 33% will vest on September 1, 2028.
(9)100% of these options will vest on September 1, 2026.
(10)50% of these options will vest on September 1, 2026 and 50% will vest on September 1, 2027.
OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2026
The following table sets forth information concerning stock option exercises and vesting of RSUs during fiscal 2026 for each of the NEOs on an aggregated basis.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Elliott Hill	—	—	19,141	1,362,318
Matthew Friend	—	—	11,783	890,125
Venkatesh Alagirisamy	—	—	5,591	424,629
Treasure Heinle	—	—	5,233	369,587
Robert Leinwand	—	—	18,763	1,239,940

2026 PROXY STATEMENT 46

NON-QUALIFIED DEFERRED COMPENSATION IN FISCAL 2026

NAME	PLAN NAME	EXECUTIVE CONTRIBUTIONS IN FISCAL 2026(1)	AGGREGATE EARNINGS IN FISCAL 2026	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS IN FISCAL 2026	AGGREGATE BALANCE AT MAY 31, 2026(1)
Elliott Hill	DCP	$750,000	$1,207,656	$(942,015)	$10,478,901
Matthew Friend	DCP	—	$203,040	—	$940,748
Venkatesh Alagirisamy	DCP	—	$280,387	—	$2,036,674
Treasure Heinle	DCP	$98,462	$115,125	—	$695,749
Robert Leinwand	DCP	$546,250	$1,063,069	—	$5,784,804
(1)All amounts reported in the Executive Contributions column are also included in amounts reported in the Summary Compensation Table. Of the amounts reported in the Aggregate Balance column, the following amounts have been reported in the Summary Compensation Tables in this proxy statement or in prior year proxy statements: Mr. Hill, $1,514,819 (Mr. Hill was a NEO in FY 2019-2020 and has been a NEO since FY 2025); Mr. Friend, $9,503 (Mr. Friend has been a NEO since FY 2020); Mr. Alagirisamy, $0 (Mr. Alagirisamy has not previously been a NEO); Ms. Heinle, $98,462 (Ms. Heinle has not previously been a NEO); Mr. Leinwand, $1,074,677 (Mr. Leinwand has been a NEO since FY 2025).
NON-QUALIFIED DEFERRED COMPENSATION PLANS
The NEOs are eligible to participate in our DCP. Participants in the DCP may elect in advance to defer up to 75 percent of their annual base salary, and up to 100 percent of their bonus.
We may make annual profit sharing contributions to defined contribution retirement plans. The contributions are allocated among eligible employees based on a percentage of their total salary and bonus for the year. To the fullest extent permitted under Internal Revenue Code limitations, these contributions are made to employees' accounts under our qualified 401(k) Plan. Contributions based on salary and bonus in excess of the tax law limit ($350,000 for fiscal 2026) are made as NIKE contributions under the DCP.
Amounts deferred under the DCP are credited to a participant's account under the DCP. Each participant may allocate his or her account among any combination of the investment options available under the DCP. Participants' accounts are adjusted to reflect the investment performance of the investment options selected by the participants. Participants can change the allocation of their account balances daily. The investment options available under the DCP consist of 22 mutual funds with a variety of investment objectives. The investment options had annual returns in fiscal 2026 ranging from 2.24% to 65.16%. Amounts credited to participants' accounts are invested by us in actual investments matching the investment options selected by the participants to ensure that we do not bear any investment risk related to participants' investment choices.
The table below lists the available investment options under the Deferred Compensation Plan and their annual return as of May 31, 2026.

NAME OF FUND	ANNUAL RATE OF RETURN AS OF MAY 31, 2026
Fidelity Advisor® Focused Emerging Markets	65.16%
MFS International Intrinsic Equity	21.88%
Nomura Small Cap Value	29.09%
PIMCO Real Return	5.46%
Vanguard 500 Index	29.73%
Vanguard Equity-Income	23.83%
Vanguard Explorer	30.78%
Vanguard Federal Money Market	3.94%
Vanguard High-Yield Corporate	7.08%
Vanguard International Growth	13.19%
Vanguard LifeStrategy 20/80	9.39%
Vanguard LifeStrategy 40/60	14.57%
Vanguard LifeStrategy 60/40	19.96%
Vanguard LifeStrategy 80/20	25.50%
Vanguard Mid-Cap Index	18.59%
Vanguard PRIMECAP	59.77%
Vanguard Real Estate Index	11.30%
Vanguard Short-Term Investment-Grade	4.78%

47 NIKE, INC.

NAME OF FUND	ANNUAL RATE OF RETURN AS OF MAY 31, 2026
Vanguard Total Bond Market Index	5.10%
Vanguard Total International Bond Index	2.24%
Vanguard Total International Stock Index	32.57%
Vanguard Wellington	21.42%
The portion of a participant's account attributable to elective deferrals, including investment returns, is fully vested at all times. The portion of a participant's account attributable to NIKE contributions, including investment returns, is fully vested after the participant has been employed by us for five years. All of the NEOs are fully vested in their NIKE contributions.
Each time they elect to defer compensation, participants make an election regarding distribution of the compensation deferred under the election (as adjusted to reflect investment performance). A participant may elect for distribution to be made in a lump sum at the beginning of a predetermined year while the participant is still employed or in service (but no sooner than the fourth year after the year in which the distribution election is submitted). Alternatively, a participant may elect for distribution to be made in a lump sum or in quarterly installments over five, ten or fifteen years after termination of employment or service. Participants have limited rights to change their distribution elections. Participants may make a hardship withdrawal under certain circumstances. Subject to certain limitations, a participant may also at any time request to withdraw amounts from his or her account balance that were vested as of December 31, 2004 (and any subsequent investment returns on such amount). If such request is approved, the participant may withdraw 90% of the amount requested, and the remaining 10% will be permanently forfeited.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
The Company does not maintain individual severance or change in control agreements with our NEOs, and, except as otherwise described above with respect to Mr. Hill in the section titled "Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Other Compensation—Other Employment Arrangements", we do not have employment contracts with any of our current NEOs, all of whom are employed at-will.
However, our NEOs, including our current NEOs, are entitled to payments and benefits in connection with certain termination events pursuant to the standard terms and conditions of our equity award agreements under the SIP, as described below under the section titled "Equity Award Agreements". In addition, we have non-competition agreements with each of our NEOs, pursuant to which our NEOs may be entitled to receive monthly payments during the applicable post-termination noncompetition period, as described below under the section titled "Non-competition Agreements".
These payments and benefits for our current NEOs are described further below and, as applicable, quantified in the table, under the section titled “Summary of Potential Payments”, which assumes the relevant triggering event had occurred as of the last business day of our fiscal year, May 29, 2026, consistent with the SEC's compensation disclosure rules. A glossary of certain defined terms applicable to these agreements is included at the end of this section.
On June 16, 2026, the Company adopted the NIKE, Inc. Executive Severance Pay Plan, effective as of the same date, in which each of our NEOs is eligible to participate. For more information refer to the Current Report on Form 8-K filed with the SEC on June 23, 2026.
EQUITY AWARD AGREEMENTS
TERMINATION TREATMENT
As of May 29, 2026, each NEO held stock options, RSUs, and PSUs under the SIP, as set forth in the Outstanding Equity Awards table above. Each award is evidenced by an award agreement that sets forth the terms and conditions of the award and the effect of any termination event or a change in control on unvested awards. As discussed elsewhere in this proxy statement, the Compensation Committee approved changes to the payments and benefits triggered on certain employment terminations (other than in connection with a change in control) under the Company's stock option, RSU, and PSU award agreements, including with respect to long-term incentive award grants made to our NEOs, beginning with the fiscal 2025 grants. As a result, the effect of a termination event on outstanding stock option, RSU, and PSU awards varies according to whether the award was granted on or after the September 1, 2024 annual grant (the "Current Options" and "Current Stock Awards", as applicable) or prior to the September 1, 2024 annual grant (the "Pre-Fiscal 2025 Options" and "Pre-Fiscal 2025 Stock Awards", as applicable), as described in the award summaries below.

2026 PROXY STATEMENT 48

STOCK OPTIONS
Death or Disability
Upon the death or disability of the holder:
•unvested options will vest, and such options, together with all other vested options, will be exercisable for up to four years following termination of employment, but not beyond each option's original 10-year term.
Involuntary Termination without Cause
Current Options
If the holder experiences an "involuntary termination" of employment by the Company without cause, then subject to the holder signing a general waiver and release of claims:
•a prorated portion of outstanding unvested options will vest and become exercisable based on the number of months elapsed in the vesting period prior to the termination of employment (less amounts already vested) and the remainder will be forfeited, and
•vested options (including such accelerated options) will be exercisable for up to one year following termination of employment, but not beyond each option's original term.
Pre-Fiscal 2025 Options
Upon a termination of employment due to a "divestiture" or "reduction in force" that is not a change in control, then subject to the holder signing a general waiver and release of claims:
•options that are scheduled to vest within one year following the termination will vest, and become exercisable, and all other unvested options will be forfeited, and
•vested options will be exercisable for up to one year following termination of employment, but not beyond each option's original term.
If the holder's employment is involuntarily terminated by the Company without cause for any other reason:
•options that are unvested will be forfeited, and
•options that are vested at termination may be exercised for up to three months after the termination of employment, but not beyond each option's original term.
Retirement
Current Options
In the event of a holder's "involuntary termination" or voluntary resignation, in each case when the holder is "retirement eligible", the following treatment will apply, as applicable:
•Unvested options that have been outstanding for at least one year will vest and become exercisable, and vested options will be exercisable for four years following retirement, but not beyond each option's original term.
•The treatment of unvested options that have been outstanding for less than one year will vary based on the termination event:
–If the holder voluntarily resigns when retirement eligible, then all such options will be forfeited, and vested options (if any) may be exercisable up to three months after the termination of employment, but not beyond each option's original term.
–If instead the holder experiences an involuntary termination when retirement eligible, then a prorated portion of such options that are unvested will vest and become exercisable based on the number of months elapsed in the vesting period prior to the termination of employment and the remainder of such options will be forfeited, and vested options will be exercisable for up to one year following termination of employment.
Pre-Fiscal 2025 Options
If the holder's employment terminates because of the holder's "early retirement" or the holder is terminated as a result of a "divestiture" or "reduction in force" when eligible for "early retirement":
•unvested options will continue to vest according to the schedule specified in the agreement, and such options, together with all other vested options, will be exercisable for up to four years following termination of employment, but not beyond each option's original term.
If the holder's employment terminates because of the holder's "normal retirement" or the holder is terminated as a result of a "divestiture" or "reduction in force" when eligible for "normal retirement":
•unvested options will vest, and such options, together with all other vested options, will be exercisable for up to four years following termination of employment, but not beyond each option's original term.

49 NIKE, INC.

Other Termination Scenarios
Current Options
If the holder's employment is terminated due to a "prohibited act":
•vested but unexercised options and unvested options will terminate and be forfeited as of the termination of employment.
If instead the holder's employment is terminated due to a "performance failure" or for any other reason (other than "involuntary termination", death or disability, or retirement):
•options that are vested at termination may be exercised for up to three months after the termination of employment, but not beyond each option's original term.
Pre-Fiscal 2025 Options
If the holder's employment is terminated for "cause" (as defined in the SIP):
•vested but unexercised options and unvested options will terminate and be forfeited as of the termination of employment.
If instead the holder's employment is terminated without cause for any reason (other than death or disability, retirement, or "divestiture" or "reduction in force"):
•options that are vested at termination may be exercised for up to three months after the termination of employment, but not beyond each option's original term.
RSUs and PSUs
Death or Disability
Upon the death or disability of the holder unvested RSUs and PSUs will vest, with PSUs vesting at 100% of target.
Involuntary Termination without Cause or Retirement
Current Stock Awards
If the holder experiences an "involuntary termination" of employment or "retirement", then (subject to the holder signing a general waiver and release with respect to an involuntary termination that occurs when the holder is not retirement eligible):
•a prorated portion of outstanding unvested RSUs will immediately vest based on the number of months elapsed in the vesting period prior to the termination of employment (less amounts already vested) and the remainder will be forfeited, and
•the holder will be eligible to earn a prorated portion of the holder's outstanding unvested PSUs (excluding the equity retention awards granted to certain of our NEOs in connection with the CEO transition, as discussed below) based on actual Company performance, with any such earned prorated portion to be determined and settled according to its original scheduled vesting date.
Pre-Fiscal 2025 Stock Awards
The Pre-Fiscal 2025 Stock Awards do not provide for retirement treatment. Upon a termination of employment due to a "divestiture" or "reduction in force" that is not a change in control, subject to the holder signing a general waiver and release of claims:
•RSUs and PSUs that are scheduled to vest within one year following the termination will vest, with PSUs vesting at 100% of target, and the remainder will be forfeited.
2025 EQUITY RETENTION AWARDS
As discussed in the section titled "Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Equity Retention Awards" equity retention awards were granted to each of our NEOs to promote retention.
Each such award has a component (50%) that vests subject to continuous service and a component (50%) that vests subject to the achievement of an Adjusted Operating Margin Growth performance measure. All such one-time equity retention awards will immediately vest upon the death or disability of the holder, with the component of such awards subject to a performance measure vesting at 100% of target. In addition, under the terms of these awards, if the holder's employment or service is involuntarily terminated other than due to death, total disability, or "cause" (which term has substantially the same meaning as under the Current Stock Awards), then subject to the holder signing a general waiver and release of claims:
•for the component of the award that is not subject to a performance measure, a prorated portion will vest based on the number of months elapsed in the vesting period prior to the termination of employment, and such prorated portion will be settled within 74 days of such date of termination, and

2026 PROXY STATEMENT 50

•for the component of the award that is subject to a performance measure, the holder will remain eligible to earn a prorated portion based on the number of months elapsed in the vesting period prior to the termination of employment, determined based on actual performance measured at the end of the performance period, and any such earned prorated portion will be settled after the scheduled vesting date.
The equity retention awards do not provide for retirement treatment.
CHANGE-IN-CONTROL TREATMENT
Unvested stock option, RSU, and PSU awards (including the one-time equity retention awards discussed above) are subject to accelerated vesting under the SIP upon the occurrence of two events (a "double-trigger"): there is a "change in control"; and the NEO's employment is terminated by us without "cause" or by the NEO for "good reason", in each case between the change in control (or shareholder approval of the change in control, if earlier) and the second anniversary of the change in control (a "Qualifying CIC Termination"). Stock options will be exercisable for four years following termination of employment, but not beyond each option's original term. PSUs, per the terms and conditions of the applicable award agreements, will vest at 100% of target or, for equity retention awards granted in 2025, pursuant to the terms provided in the SIP. Accelerated vesting of stock options, RSUs, and PSUs will also occur if we are acquired and the acquiring company does not assume the outstanding options, RSUs, or PSUs.
NON-COMPETITION AGREEMENTS
CEO AGREEMENTS
We have a non-competition agreement with Mr. Hill that extends for 18 months following the termination of his employment with us. Under this agreement, if Mr. Hill's employment is terminated by us without "cause" (as defined in his agreement), then so long as the covenant is not waived, we will make monthly payments to Mr. Hill during the noncompetition period in an amount equal to one-twelfth of his then current Annual NIKE Income. The agreements provide further that if Mr. Hill voluntarily resigns, then so long as the covenant is not waived, we will make monthly payments to him during the noncompetition period in an amount equal to one-twenty-fourth of his then current Annual NIKE Income. However, in accordance with applicable tax laws, commencement of the above-described monthly payments will be delayed until after the six-month period following Mr. Hill's separation from service, and all payments that he would otherwise have received during that period will be paid in a lump sum promptly following the end of the period, together with interest at the prime rate. If employment is terminated without "cause" (as defined in his agreement) or if Mr. Hill voluntarily resigns, the parties may mutually agree to waive the covenant not to compete, and if employment is terminated for "cause", we may unilaterally waive the covenant. If the covenant is waived, we will not be required to make the payments described above for the months as to which the waiver applies.
OTHER NEO AGREEMENTS
We have non-competition agreements with each of the other NEOs on generally the same terms as Mr. Hill, except that the noncompetition period is one year (instead of 18 months), we may unilaterally waive the covenant in all cases (including a termination without "cause"), and the monthly payments are one-twelfth or one-twenty-fourth of the executive's then current annual salary (instead of their Annual NIKE Income).
As described under the section above titled "Potential Payments Upon Termination or Change-in-Control", as of June 16, 2026, the Company adopted the NIKE, Inc. Executive Severance Pay Plan, which provides that any severance benefits that a NEO becomes eligible to receive under the NIKE, Inc. Executive Severance Pay Plan will be reduced by any pay or benefits to which the NEO would otherwise be entitled under the NEO's non-competition agreement.

51 NIKE, INC.

SUMMARY OF POTENTIAL PAYMENTS
The following table shows the estimated benefits that would have been received by the NEOs in respect of their outstanding equity awards (including, as applicable, any equity retention awards) and under their non-competition agreements upon certain types of termination of employment if the triggering event had occurred on May 29, 2026, when the closing price of our Class B Stock was $46.23 per share, assuming PSUs are earned at 100% of target.

NAME	TYPE OF PAYMENT	QUALIFYING CIC TERMINATION(1)	DEATH OR DISABILITY	INVOLUNTARY TERMINATION WITHOUT CAUSE(2)	VOLUNTARY RESIGNATION(3)
Elliott Hill	Value of Stock Options(4)	$—	$—	$—	$—
	Value of PSUs/RSUs(5)(7)	$24,437,871	$24,437,871	$6,645,979	$4,391,064
	Noncompete Payments(6)	$—	$—	$6,750,000	$3,375,000
	Total:	$24,437,871	$24,437,871	$13,395,979	$7,766,064
Matthew Friend	Value of Stock Options(4)	$—	$—	$—	$—
	Value of PSUs/RSUs(5)(7)(8)	$13,499,576	$13,499,576	$5,569,213	$—
	Noncompete Payments(6)	$—	$—	$1,250,000	$625,000
	Total:	$13,499,576	$13,499,576	$6,819,213	$625,000
Venkatesh Alagirisamy	Value of Stock Options(4)	$—	$—	$—	$—
	Value of PSUs/RSUs(5)(7)	$7,626,055	$7,626,055	$2,852,807	$—
	Noncompete Payments(6)	$—	$—	$1,025,000	$512,500
	Total:	$7,626,055	$7,626,055	$3,877,807	$512,500
Treasure Heinle	Value of Stock Options(4)	$—	$—	$—	$—
	Value of PSUs/RSUs(5)(7)	$7,473,680	$7,473,680	$2,120,663	$1,373,355
	Noncompete Payments(6)	$—	$—	$1,000,000	$500,000
	Total:	$7,473,680	$7,473,680	$3,120,663	$1,873,355
Robert Leinwand	Value of Stock Options(4)	$—	$—	$—	$—
	Value of PSUs/RSUs(5)(7)	$7,555,924	$7,555,924	$2,257,503	$1,427,906
	Noncompete Payments(6)	$—	$—	$1,025,000	$512,500
	Total:	$7,555,924	$7,555,924	$3,282,503	$1,940,406
(1)Assumes a termination of employment by NIKE without "cause" or by the NEO for "good reason" (in each case, as defined in the SIP or applicable award agreement) on or prior to the second anniversary of a change in control.
(2)Assumes an involuntary termination of employment without cause (that, for purposes of the Current Options, is not the result of "performance failures" or "prohibited acts") and due to a "divestiture" or "reduction in force" (as defined in the Pre-Fiscal 2025 Options and Pre-Fiscal 2025 Stock Awards). Upon an involuntary termination of employment without cause that is not a "divestiture" or "reduction in force", the NEOs would be entitled to the following amounts in aggregate: Mr. Hill, $6,645,979; Mr. Friend, $3,686,450; Mr. Alagirisamy, $1,214,370; Ms. Heinle, $1,974,714; and Mr. Leinwand, $2,029,266. As of May 29, 2026, Mr. Hill is eligible for retirement vesting under his equity awards; Ms. Heinle is eligible for retirement vesting (including, as applicable, "early retirement" vesting) under her equity awards; Mr. Leinwand is eligible for retirement vesting (including, as applicable, "early retirement" vesting) under his equity awards; and Mr. Friend and Mr. Alagirisamy are not eligible for retirement vesting under any of their equity awards because neither Mr. Friend nor Mr. Alagirisamy has reached age 55.
(3)Includes, for NEOs who are retirement eligible, as applicable, the value of the unvested stock options held by each NEO as of May 29, 2026 that would have continued to vest if the NEO had retired on that date. As of May 29, 2026, Mr. Hill is eligible for retirement vesting under his equity awards; Ms. Heinle is eligible for retirement vesting (including, as applicable, "early retirement" vesting) under her equity awards; Mr. Leinwand is eligible for retirement vesting (including, as applicable, "early retirement" vesting) under his equity awards; and Mr. Friend and Mr. Alagirisamy are not eligible for retirement vesting under any of their equity awards because neither Mr. Friend nor Mr. Alagirisamy has reached age 55.
(4)Information regarding outstanding unvested stock options held by each NEO is set forth in the Outstanding Equity Awards table above. No amounts are shown in the table above because the applicable unvested stock options have no intrinsic value at the per share closing price of our Class B Stock on May 29, 2026.
(5)Information regarding unvested RSUs and PSUs held by each NEO is set forth in the Outstanding Equity Awards table above.
(6)Represents the estimated aggregate potential benefits that each NEO would have been entitled to receive under his or her respective non-competition agreement had such NEO been terminated by us without "cause" or voluntarily resigned, in each case, on May 29, 2026, assuming the applicable covenants are not waived by us. No amounts are shown in the Qualifying CIC Termination column because the non-competition agreements do not provide for enhanced benefits in the event of a qualifying termination following a change in control; rather, in such event, the aggregate potential benefits that each NEO would be entitled to receive will be as shown under either the Involuntary Termination without Cause column or the Voluntary Resignation column, as applicable. The restriction period under the non-competition agreement with Mr. Hill is 18 months; the restriction period under the non-competition agreements with Mr. Friend, Mr. Alagirisamy, Ms. Heinle, and Mr. Leinwand is 12 months. The monthly payment amount that would become due to each of the NEOs for the duration of the applicable restriction period, assuming the applicable covenants are not waived by us or breached by the NEO, is as follows: assuming a termination by us without "cause": Mr. Hill, $375,000; Mr. Friend, $104,167; Mr. Alagirisamy, $85,417; Ms. Heinle, $83,333; and Mr. Leinwand, $85,417; and assuming a voluntary termination of employment: Mr. Hill, $187,500; Mr. Friend, $52,083; Mr. Alagirisamy, $42,708; Ms. Heinle, $41,667; and Mr. Leinwand, $42,708.
(7)Includes the accelerated vesting of certain one-time equity retention awards, as discussed under the section above titled "Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Long-Term Incentive—Equity Retention Awards". These awards do not provide for retirement treatment.

2026 PROXY STATEMENT 52

(8)Includes the equity retention award granted to Mr. Friend in 2024, as described in greater detail in last year's proxy statement. The only current NEO to have received an equity retention award in 2024 is Mr. Friend. The award immediately vests upon death or disability, with the component of such award subject to a performance measure vesting at 100% of target. In addition, if Mr. Friend's employment or service is involuntarily terminated other than due to death, total disability, or "cause" (which term has substantially the same meaning as under the Current Stock Awards), then subject to a general waiver and release of claims: (a) for the component of the award that is not subject to a performance measure (50%), a prorated portion will vest based on the number of months elapsed in the vesting period prior to the termination of employment, and (b) for the component of the award that is subject to a performance measure (50%), a prorated portion based on the number of months elapsed in the vesting period prior to the termination of employment will vest if the applicable performance measure is achieved on or prior to the termination of employment.

Key Defined Terms – Potential Payments Upon Termination or Change-In-Control
TERM	PLAN / AGREEMENT	MEANING
Annual NIKE Income	Non-competition agreements (Mr. Hill only)	The sum of current annual salary plus target PSP award.
Cause	SIP
For purposes of the stock option, RSU, and PSU awards, in connection with a "change in control", "cause" has the meaning ascribed to it under the SIP and generally includes:
•willful and continued failure to substantially perform assigned duties; and
•willful engagement in illegal conduct materially injurious to us.

Cause	Current Stock Awards
For purposes of the termination treatment applicable to our Current Stock Awards (other than in connection with a change in control), "cause" generally includes:
•failure to substantially perform assigned duties;
•commission of any act involving insubordination, fraud, illegality, dishonesty, gross misconduct in the performance of employment duties, or moral turpitude;
•breach of any material Company policy or code of conduct; or
•involvement in activities that violate Company policy and could be detrimental to or reflect unfavorably upon the Company.

Change in Control	SIP
For purposes of the stock option, RSU, and PSU awards, "change in control" has the meaning ascribed to it under the SIP and is generally defined to include:
•the acquisition by any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of more than 50% of our outstanding Class A Stock or, if the Class A Stock no longer elects a majority of directors, the acquisition by any person or group of 30% or more of our total outstanding Common Stock;
•the nomination (and subsequent election) in a two-year period of a majority of our directors by persons other than the incumbent directors;
•a sale of all or substantially all of our assets; and
•an acquisition of NIKE through a merger, consolidation, or share exchange, as a result of which the holders of our outstanding Common Stock no longer hold at least 50% of the combined voting power of the surviving corporation (or a parent of the surviving corporation).

Divestiture	Pre-Fiscal 2025 Options; Pre-Fiscal 2025 Stock Awards	Generally means the sale, closing, or other disposition of a subsidiary, division, business unit, or other organizational unit.
Early retirement	Pre-Fiscal 2025 Options	Generally means achieving age 55 with at least 5 years of service.
Good Reason	SIP
For purposes of the stock option, RSU, and PSU awards, in connection with a "change in control", "good reason" generally includes:
•a material diminution in position or duties;
•a salary reduction or material reduction in other benefits; and
•a home office relocation of over 50 miles.

53 NIKE, INC.

Involuntary termination	Current Options	Generally defined to include any involuntary termination of employment or service by the Company, other than due to "performance failures" or "prohibited acts", death, or total disability.
Involuntary termination	Current Stock Awards	Generally defined to include any involuntary termination of employment or service by the Company, other than due to death, total disability, or "cause".
Normal retirement	Pre-Fiscal 2025 Options	Generally means achieving age 60 with at least 5 years of service.
Performance Failure	Current Options	Generally defined to include failure to substantially perform assigned duties.
Prohibited Act	Current Options
Generally defined to include:
•commission of any act involving insubordination, fraud, illegality, dishonesty, gross misconduct in the performance of employment duties, or moral turpitude;
•breach of any material Company policy or code of conduct; or
•involvement in activities that violate Company policy and could be detrimental to or reflect unfavorably upon the Company.

Reduction in force	Pre-Fiscal 2025 Options; Pre-Fiscal 2025 Stock Awards	Generally means a decrease in the number of positions at the Company due to reasons of economy or reorganization for efficiency or redesign (in each case, as designated by the Compensation Committee).
Retirement	Current Stock Awards	Generally means a participant's "involuntary termination" or voluntary resignation, in each case when (i) the participant's age is at least 55 years and (ii) the participant has at least 5 full years of service with the Company.
Retirement eligible	Current Options	Generally means (i) the participant's age is at least 55 years and (ii) the participant has at least 5 full years of service with the Company.
EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information regarding outstanding awards and shares available for future issuance under equity compensation plans approved by shareholders and equity compensation plans that were not approved by shareholders as of May 31, 2026. The table does not reflect issuances made during fiscal 2027.

	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))
PLAN CATEGORY	(a)		(b)	(c)
Equity compensation plans approved by shareholders	89,354,992	(2)	$96.44	111,431,782	(3)
Equity compensation plans not approved by shareholders	—		$0.00	8,429,226	(4)
Total	89,354,992		$96.44	119,861,008
(1)Weighted-average exercise prices do not reflect the shares that will be used upon the payment of outstanding awards of RSUs and PSUs.
(2)Consists of 89,354,992 shares subject to awards of options, RSUs, PSUs (based on performance at the target level of 100%), and stock appreciation rights outstanding under the SIP.
(3)Includes 106,338,981 shares available for future issuance under the SIP and 5,092,801 shares available for future issuance under the Employee Stock Purchase Plan (prior to the proposed amendment to the Employee Stock Purchase Plan described in Proposal 4).
(4)Consists of 8,429,226 shares available for future issuance under the Foreign Subsidiary Employee Stock Purchase Plan, pursuant to which shares are offered and sold to employees of selected non-U.S. subsidiaries of the Company on substantially the same terms as those offered to U.S. employees under the shareholder-approved Employee Stock Purchase Plan as described in the section above titled "Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Other Compensation—Employee Stock Purchase Plan".

2026 PROXY STATEMENT 54

CEO PAY RATIO
NIKE's pay and benefits are designed to be competitive and equitable, meet the needs of our global teammates, and reinforce our values. We pay for performance and impact by linking incentive pay to Company performance and seek to invest in positive experiences that have the greatest impact on the engagement and well-being of our employees. The executive compensation program is highly incentive-based and weighted towards long-term awards to emphasize long-term performance and support retention. Our executive compensation program is designed to attract and retain top-tier talent in a competitive market and to "pay for performance" in order to drive business results and maximize shareholder value.
For fiscal 2026, our last completed fiscal year:
•The employee identified at the median of all NIKE employees (other than our CEO) was a retail employee in the United Kingdom;
•The annual total compensation of the median employee was $48,695;
•The annual total compensation of our CEO, Mr. Hill, was $36,340,876; and
•Based on this information, the estimated ratio of the annual total compensation of our CEO to the median annual total compensation of all other NIKE employees was 746 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
METHODOLOGY
For purposes of calculating this pay ratio, we used the same median employee that was identified in fiscal 2025, as we believe there has been no change in our employee population, our compensation arrangements, or our median employee's circumstances that would significantly affect our pay ratio disclosure. The determination of the median employee was made in fiscal 2025 using the methodology described below, and the median employee's fiscal 2026 annual total compensation was calculated based on the Summary Compensation Table rules used for our Named Executive Officers (in accordance with Item 402(c)(2)(x) of Regulation S-K).
FISCAL 2025 METHODOLOGY
We use the first business day in May as the date to determine the median employee. The first business day in May 2025 was May 1, 2025. At that time, we had approximately 76,600 employees globally. Of those employees, approximately 73% were full-time, 53% were in retail jobs, and 49% were located in the United States.
To identify our median employee from our global employee population, we calculated annual compensation for fiscal 2025 based on base salary or hourly wages, as applicable. For the majority of our employees, base salary or hourly wages comprise the majority of their compensation. To determine wages for hourly employees, we used each individual's pay rate and estimated scheduled hours in the applicable Human Resources system of record. Compensation for permanent employees hired during the fiscal year was annualized, and compensation for non-U.S. employees was converted into U.S. dollars using the applicable currency conversion rate as reported in the Human Resources system of record for the median employee determination date.
If this consistently applied compensation methodology yielded a median employee who, during fiscal 2025, (1) was on a leave of absence that significantly impacted total pay during the year, or (2) was an hourly employee who worked significantly more or significantly fewer hours than their scheduled hours, that individual was excluded. If this consistently applied compensation methodology yielded two or more employees, we selected one.

55 NIKE, INC.

PAY VERSUS PERFORMANCE
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect how the Compensation Committee evaluates compensation decisions in light of Company or individual performance. The Compensation Committee did not consider the pay versus performance disclosure below in making its compensation decisions for any of the fiscal years shown. For discussion of how the Compensation Committee seeks to align pay with performance when making compensation decisions, please review the section above titled "Compensation Discussion and Analysis".
PAY VERSUS PERFORMANCE TABLE
The following table sets forth compensation information of our CEO and our non-CEO NEOs and Company performance for the fiscal years listed below, in accordance with Item 402(v) of Regulation S-K.

YEAR	SUMMARY COMPENSATION TABLE FOR MR.HILL(1)(2)	COMPENSATION ACTUALLY PAID TO MR. HILL(1)(3)(4)	SUMMARY COMPENSATION TABLE TOTAL FOR MR. DONAHOE(1)(5)	COMPENSATION ACTUALLY PAID TO MR. DONAHOE(1)(4)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-CEO NEOs(1)(6)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-CEO NEOs(1)(4)(7)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON		NET INCOME(9) (IN MILLIONS)	ADJUSTED REVENUE(10) (IN MILLIONS)
							TOTAL SHAREHOLDER RETURN(8)	PEER GROUP TOTAL SHAREHOLDER RETURN(8)
2026	$36,340,876	$19,275,855	—	—	$12,666,391	$6,614,656	$36.47	$48.36	$3,108	$45,809
2025	$26,018,068	$17,010,238	$28,442,712	$(10,924,243)	$12,135,422	$2,798,172	$65.09	$81.16	$3,219	$46,350
2024	—	—	$29,184,701	$13,158,408	$9,804,553	$5,812,537	$100.23	$124.83	$5,700	$51,656
2023	—	—	$32,789,885	$29,391,856	$10,117,055	$7,259,680	$109.51	$116.84	$5,070	$52,593
2022	—	—	$28,838,060	$19,617,425	$9,185,111	$7,482,733	$122.26	$120.40	$6,046	$47,406
(1)     The following NEOs are included in the table above:

YEAR	CEO	Non-CEO NEOs
2026	Elliott Hill	Matthew Friend, Venkatesh Alagirisamy, Treasure Heinle, and Robert Leinwand
2025	Elliott Hill, John Donahoe II	Matthew Friend, Robert Leinwand, Ann Miller, Craig Williams, Monique Matheson, and Heidi O'Neill
2024	John Donahoe II	Matthew Friend, Heidi O'Neill, Mark Parker, and Craig Williams
2023	John Donahoe II	Matthew Friend, Andrew Campion, Heidi O'Neill, and Mark Parker
2022	John Donahoe II	Matthew Friend, Andrew Campion, Heidi O'Neill, and Mark Parker
(2)     Represents the amount of total compensation reported for our CEO, Mr. Hill, in the "Total" column of the "Summary Compensation Table" for each fiscal year presented.
(3)    The dollar amounts reported in the "Compensation Actually Paid to Mr. Hill" column have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by Mr. Hill. These amounts reflect the amount set forth in the "Total" column of the "Summary Compensation Table" for each fiscal year presented, with certain adjustments as described in the table below, in accordance with the requirements of Item 402(v) of Regulation S-K:

2026
Summary Compensation Table ("SCT") total for Mr. Hill	$36,340,876
Deduction for amounts reported under the "Stock Awards" column in the SCT	$28,137,798
Deduction for amounts reported under the "Option Awards" column in the SCT	$3,967,113
Total deductions from SCT	$32,104,911
Year end fair value of equity awards	$19,045,414
Change in fair value of outstanding and unvested equity awards	$(5,181,085)
Change in fair value of equity awards granted in prior years that vested in the year	$650,907
Value of dividends on stock awards	$524,654
Total adjustments	$15,039,890
Compensation actually paid	$19,275,855
(4)    Equity awards included in these amounts are calculated using the following equity valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of the grant date; adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. PSU grant date fair values are calculated using a Monte Carlo simulation based on the probable outcome of the performance condition as of the grant date; adjustments have been made using a revised Monte Carlo valuation as of fiscal year end. RSU grant date fair values are calculated using the stock price as of the grant date; adjustments have been made using the stock price as of fiscal year end and as of each vesting date.
(5)    Represents the amount of total compensation reported for our Former CEO, Mr. Donahoe, in the "Total" column of the "Summary Compensation Table" for each fiscal year presented.
(6)    Represents the average of the amounts of total compensation reported for our non-CEO NEOs, as a group, in the "Total" column of the "Summary Compensation Table" for each fiscal year presented.

2026 PROXY STATEMENT 56

(7)    The dollar amounts reported in the "Average Compensation Actually Paid to Non-CEO NEOs" column have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the non-CEO NEOs. These amounts reflect the average of the amounts set forth in the "Total" column of the "Summary Compensation Table" for each fiscal year presented for the applicable non-CEO NEOs, with certain adjustments as described in the table below, in accordance with the requirements of Item 402(v) of Regulation S-K:

2026
Average Summary Compensation Table total for non-CEO NEOs	$12,666,391
Deduction for amounts reported under the "Stock Awards" column in the SCT	$9,001,175
Deduction for amounts reported under the "Option Awards" column in the SCT	$1,606,927
Total deductions from SCT	$10,608,102
Year end fair value of equity awards	$6,161,484
Change in fair value of outstanding and unvested equity awards	$(2,125,365)
Change in fair value of equity awards granted in prior years that vested in the year	$354,810
Value of dividends on stock awards	$165,438
Total adjustments	$4,556,367
Average compensation actually paid	$6,614,656
(8)    Peer group total shareholder return ("TSR") uses the Dow Jones U.S. Footwear Index, which the Company also uses in the stock performance graph required by Item 201(e) of Regulation S-K included in the Company's Annual Report on Form 10-K for fiscal 2026. These comparisons assume $100 (including reinvested dividends) was invested for the period starting May 31, 2021 through the end of the listed fiscal year in (a) the Company and (b) the Dow Jones U.S. Footwear Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(9)    Reflects net income calculated in accordance with GAAP in the Company's Consolidated Statements of Income included in the Company's Annual Reports on Form 10-K for the applicable fiscal year.
(10)    Represents the most important financial performance measure used to link Company performance to compensation actually paid ("CAP") to our CEO and non-CEO NEOs in fiscal 2026, as required pursuant to Item 402(v) of Regulation S-K. Adjusted Revenue is a non-GAAP financial measure calculated based on GAAP revenue excluding the impact of acquisitions and divestitures; changes in accounting principles; unanticipated restructurings; unanticipated exchange rate fluctuations; other extraordinary, unusual, or infrequently occurring items. We may determine a different financial performance measure to be the most important financial performance measure in future years.
DESCRIPTION OF RELATIONSHIPS
The following charts show graphically the relationships over the past five fiscal years of the CAP amounts for our CEO and non-CEO NEOs as compared to our cumulative TSR, peer group TSR, GAAP net income, and Adjusted Revenue as well as the relationship between TSR and peer group TSR.
CAP VERSUS COMPANY TSR & PEER GROUP TSR

57 NIKE, INC.

CAP VERSUS NET INCOME
CAP VERSUS ADJUSTED REVENUE
TABULAR LIST OF PERFORMANCE METRICS
The following table lists the three financial performance measures that, in the Company's assessment, represent the most important performance measures used to link CAP for our NEOs to Company performance for fiscal 2026.

Adjusted Revenue
Adjusted EBIT
Stock price

2026 PROXY STATEMENT 58

AUDIT MATTERS

PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit & Finance Committee of the Board has sole authority to retain, with shareholder ratification, the Company's independent registered public accounting firm. The Audit & Finance Committee directly oversees the firm's work with respect to the annual audit of the Company's consolidated financial statements and internal control over financial reporting and approves all audit engagement fees and terms. At least annually, the Audit & Finance Committee evaluates the independent registered public accounting firm's qualifications, performance, and independence, including a review and evaluation of its lead partner. The Audit & Finance Committee is also involved in the selection of the new lead engagement partner following mandated rotation of the firm’s lead partner, and is responsible for considering the benefits of rotation of the Company’s independent registered public accounting firm.
The Audit & Finance Committee has appointed PricewaterhouseCoopers LLP ("PwC") to audit the Company's consolidated financial statements and internal control over financial reporting for the fiscal year ending May 31, 2027 and to render other professional services as required.
PwC has served as the Company's independent registered public accounting firm for many years. The Audit & Finance Committee and the Board believe that the continued retention of PwC as the independent registered public accounting firm is in the best interests of the Company and its shareholders.
Accordingly, the Audit & Finance Committee is submitting the appointment of PwC to shareholders for ratification. If the appointment is not ratified by our shareholders, the Audit & Finance Committee may reconsider whether it should appoint another independent registered public accounting firm.
Representatives of PwC will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions.
Aggregate fees billed by the Company's independent registered public accounting firm, PwC, for audit services related to the most recent two fiscal years, and for other professional services incurred in the most recent two fiscal years, were as follows:

TYPE OF SERVICE	2026	2025
Audit Fees(1)	$22.8 million	$21.4 million
Audit-Related Fees(2)	0.6 million	0.4 million
Tax Fees(3)	—	—
All Other Fees(4)	1.4 million	0.4 million
Total	$24.8 million	$22.2 million

(1)Comprises services performed to comply with the standards established by the PCAOB, including the audits of our financial statements and internal control over financial reporting; audits in connection with statutory filings; and attest services that the principal independent registered public accounting firm can most effectively and efficiently provide, such as procedures related to comfort letters, consents and reviews of our SEC filings.
(2)Comprises assurance and related services traditionally performed by the independent registered public accounting firm and reasonably related to the performance of the audit or review of our financial statements, and audit or compliance services not required by applicable statutes or regulations. This category also includes audits of pension and other employee benefit plans.
(3)Comprises tax compliance and consulting services such as preparation of tax returns in foreign jurisdictions, tax audits, and U.S. and non-U.S. tax planning.
(4)Comprises any services other than those described in the above categories. In both years, included subscriptions and licenses to accounting and tax resources, information systems reviews not performed in connection with the audit, and other permissible services.

In accordance with the Sarbanes-Oxley Act of 2002, the Audit & Finance Committee established policies and procedures under which all audit and non-audit services performed by the Company's independent registered public accounting firm must be approved in advance by the Audit & Finance Committee. During fiscal 2026 and fiscal 2025, all such services performed by, and fees paid to, PwC were approved in advance.

BOARD RECOMMENDATION

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2027.

59 NIKE, INC.

REPORT OF THE AUDIT & FINANCE COMMITTEE
The Audit & Finance Committee has:
•Reviewed and discussed the audited financial statements with management.
•Discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC.
•Received the written disclosures and the letter from the independent accountants required by applicable requirements of the PCAOB regarding the independent accountants' communications concerning independence, and has discussed with the independent accountant the independent accountant's independence.
•Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.
Members of the Audit & Finance Committee:
•Maria Henry
•Peter Henry
•Robert Swan, Chair

2026 PROXY STATEMENT 60

EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL 4 APPROVAL OF AMENDMENT OF NIKE, INC. EMPLOYEE STOCK PURCHASE PLAN TO INCREASE AUTHORIZED SHARES

The Board of Directors is asking our shareholders to approve an amendment and restatement of the NIKE, Inc. Employee Stock Purchase Plan (the "ESPP"). The ESPP was initially adopted by the Board and shareholders in 2001 and was most recently amended in 2023 (the "Current ESPP"). On the recommendation of the Compensation Committee, the Board unanimously approved an amended and restated version of the ESPP (the "Amended ESPP") on July 15, 2026, subject to shareholder approval at the Annual Meeting. The Amended ESPP would increase the number of shares of Class B Stock ("Shares") authorized for issuance thereunder by 16 million Shares to a total of 78 million Shares.
The ESPP is intended to provide a convenient and practical means by which employees may participate in stock ownership of the Company. The ESPP serves the best interests of our shareholders by:
•aligning employees' interests with those of our shareholders;
•reinforcing a culture of ownership; and
•enhancing the Company's ability to attract and retain highly qualified and motivated employees in a competitive marketplace.
We recommend that shareholders approve the Amended ESPP to ensure that the number of Shares available for issuance under the ESPP is sufficient in light of the expected levels of ongoing participation and to help the Company meet the goals of its compensation strategy.

BOARD RECOMMENDATION

The Board of Directors recommends that shareholders vote FOR approval of the following resolution:
RESOLVED, that the shareholders approve the NIKE, Inc. Employee Stock Purchase Plan as amended and restated.

61 NIKE, INC.

SUMMARY OF THE EMPLOYEE STOCK PURCHASE PLAN
The following summary of the Amended ESPP is qualified in its entirety by reference to the complete text of the Amended ESPP, which is attached to this proxy statement as Exhibit A. The Amended ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").
The Amended ESPP increases the number of Shares authorized for issuance thereunder by 16 million Shares to 78 million Shares, among other administrative and clerical revisions, including updates to the tax withholding provision and the addition of a governing law provision; it does not make any other material changes to the Current ESPP. If this proposal is rejected by shareholders, the total number of Shares authorized and reserved for issuance under the ESPP will remain at 62 million, of which approximately 5,093,140 remained available for issuance as of June 26, 2026. Based on our current forecasts and estimated participation rates, if the Amended ESPP is not approved, it is anticipated that the Current ESPP will run out of available Shares in approximately fiscal year 2028.
We believe that the ESPP furthers the interests of the Company and our shareholders by aligning employees' interests with those of our shareholders, reinforcing a culture of ownership, and enhancing the Company's ability to attract and retain highly qualified and motivated employees in a competitive marketplace. To continue to provide employees with benefits under the ESPP, we believe that additional Shares must be authorized because the number of Shares remaining available for issuance under the Current ESPP will not be sufficient in light of the expected levels of ongoing participation.
In considering its recommendation to seek shareholder approval for the addition of 16 million Shares to the ESPP, the Board considered the historical number of Shares purchased under the ESPP in the past 5 fiscal years. The Board also considered the Company's expectation that the additional Shares should last through approximately fiscal year 2031. However, the additional Shares could last for a longer or shorter period of time based on various factors which cannot be predicted, including the growth of our employee population, future ESPP offering practices, our Share price, and prevailing market conditions. In the event that more Shares are required for the ESPP in the future, the prior approval of our shareholders will be required.
DESCRIPTION OF THE AMENDED ESPP
ELIGIBILITY
The Amended ESPP is a broad-based plan in which almost all active employees of the Company and its participating subsidiaries are eligible to participate, except for the following: (a) any employee who has been employed less than one month when an offering commences, (b) any employee whose customary employment is less than 20 hours per week, and (c) any employee who would, immediately after the purchase right grant for an offering, own or be deemed to own stock (including any stock the employee may purchase under outstanding purchase rights) representing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company. As of June 26, 2026, approximately 32,159 employees, including all 8 executive officers, were eligible to participate in the ESPP.
SHARES AUTHORIZED FOR ISSUANCE
As noted above, if shareholders approve this proposal, the total number of Shares authorized and reserved for issuance under the Amended ESPP will be 78 million Shares. Such number of Shares is subject to adjustment in the event of any stock dividend, stock split, combination of shares, recapitalization, or other change in the outstanding Shares. As of June 26, 2026, the closing price of our Shares on the New York Stock Exchange was $40.75 per Share.
ADMINISTRATION
The Board has full power and authority to administer the Plan. Without limiting the foregoing, the Board has delegated to the Company's senior human resources executive (the "Authorized Officer") all authority for administration of the Amended ESPP and such Authorized Officer may delegate some or all of his or her duties and authority to one or more Company employees. Unless prohibited by applicable law, the Authorized Officer may promulgate rules and regulations, adopt forms for use in connection with the Amended ESPP, decide any question of interpretation or rights arising under, and generally supervises the administration of, the Amended ESPP. Unless otherwise determined by the Board, all determinations and decisions of the Authorized Officer or the Board will be conclusive. The Company pays all expenses of the Amended ESPP.

2026 PROXY STATEMENT 62

OFFERINGS
The Amended ESPP is implemented by a series of six-month offerings, with a new offering commencing on April 1 and October 1 of each year. The first day of each offering is the "offering date" for that offering, and the last day of each offering is the "purchase date" for that offering. An eligible employee who joins the Amended ESPP (a "participant") may purchase Shares only through payroll deductions permitted under the Amended ESPP, unless the Board or the Authorized Officer determines that an alternative form of contributions may be used. Payroll deductions must be not less than 1% nor more than 10% of the participant's eligible compensation.
The maximum number of Shares that any participant may purchase in any single offering is 500 Shares. In addition, the terms of an offering may not allow a participant's right to purchase Shares under all stock purchase plans of the Company and its subsidiaries to which Section 423 of the Code applies to accrue at a rate that exceeds $25,000 of fair market value of Shares, as determined on the offering date, for each calendar year in which such option is outstanding.
Eligible employees voluntarily elect whether or not to enroll in the Amended ESPP by submitting a subscription and payroll deduction authorization to the Company or its agent in a form and manner and by the deadline set by the Authorized Officer. A participant may terminate participation in the Amended ESPP by written notice to the Company submitted no later than the "change deadline" for that offering, which is the number of days before the purchase date established by the Authorized Officer. Participation in the Amended ESPP will also terminate when a participant ceases to be an eligible employee for any reason, including death or retirement, but not while such participant is on military leave, sick leave, or other bona fide leave of absence approved by the Company in certain instances. Unless otherwise determined by the Authorized Officer, a transfer of a participant's employment between or among the Company and/or the Participating Subsidiaries will not be considered a termination of employment. An employee may not reinstate participation in the Amended ESPP with respect to a particular offering after terminating participation in the Amended ESPP with respect to that offering, but may participate in subsequent offerings. Generally, upon termination of a participant's participation in the Amended ESPP, all amounts deducted from the participant's pay that had not yet been used to purchase Shares will be returned to the employee. The rights of participants under the Amended ESPP are not transferable.
PURCHASE PRICE
The price at which Shares may be purchased in an offering is the lower of (a) 85 percent of the fair market value of a Share on the offering date of the offering or (b) 85 percent of the fair market value of a Share on the purchase date of the offering. The fair market value of a Share on any date is the closing price of the Share on the New York Stock Exchange on such date or, if such date is not a trading day, then on the first immediately preceding trading day prior to such date; provided that if the Share is not traded on the New York Stock Exchange, then the fair market value of a Share will be such other reported value of the Share as may be specified by the Board.
PURCHASE OF SHARES; CUSTODIAN
All participant payroll deductions will be credited to the participant's account under the Amended ESPP. No interest will be paid on such accounts, unless otherwise determined by the Authorized Officer or required under applicable law. On each purchase date, the amount of the account of each participant will be applied to the purchase of Shares (including fractional Shares) by such participant from the Company at the purchase price (described above). Any cash balance remaining in a participant's account after a purchase date will be repaid to the participant. Shares purchased under the Amended ESPP are delivered to and held in the custody of a custodian (the "Custodian"), which is an investment or financial firm appointed by the Authorized Officer. By appropriate instructions to the Custodian, a participant may from time to time sell all or part of the Shares held by the Custodian for the participant's account in the public market at the market price at the time the order is executed. Also by appropriate instructions, the participant may transfer all or part of the Shares held for that participant by the Custodian to the participant or to a regular individual brokerage account in the participant's own name, except that no Shares may be so transferred until two years after the offering date of the offering in which the Shares were purchased.
DIVIDENDS AND OTHER DISTRIBUTIONS; REINVESTMENT
Stock dividends and other distributions in Shares, with respect to Shares held by the Custodian, will be issued to the Custodian and held by it for the account of the respective participants entitled to such dividends or other distributions. Cash distributions other than dividends, if any, on Shares held by the Custodian will be paid currently to the participants entitled to such distributions. Cash dividends, if any, on Shares held by the Custodian may be reinvested in Shares on behalf of the participants entitled to such dividends. The Custodian will establish a separate account for each participant for the purpose of holding any Shares acquired through reinvestment of participants' dividends.

63 NIKE, INC.

TERMINATION AND AMENDMENT
The Amended ESPP will terminate when all of the Shares reserved for purposes of the Amended ESPP have been purchased, provided that the Board or the Authorized Officer in their sole discretion may terminate the Amended ESPP at any time with respect to any participating subsidiary and the Board in its sole discretion may at any time terminate the Amended ESPP completely.
The Board or the Authorized Officer may at any time amend the Amended ESPP in any and all respects, except that only the Board may change (a) the number of Shares reserved for the Amended ESPP, (b) the maximum percentage of a participant's eligible compensation that may be deducted from a participant's paycheck during an offering, (c) the purchase price of Shares offered pursuant to the Amended ESPP, (d) the maximum number of Shares that any participant may purchase in any single offering or certain other purchase limitations, or (e) certain other terms of the Amended ESPP relating to the offering and purchase dates. Notwithstanding the foregoing, the Board may not without shareholder approval increase the number of Shares reserved for the Amended ESPP (except for certain capital adjustments, described above under "Shares Authorized for Issuance") or decrease the purchase price of Shares offered pursuant to the Amended ESPP.
FUTURE ESPP BENEFITS
Participation in the Amended ESPP is voluntary and dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Further, the number of Shares that may be purchased under the Amended ESPP is determined, in part, by the price of our Shares on the first and last day of each offering. Accordingly, the actual number of Shares that may be purchased by any eligible individual in the future is not determinable.
SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a general summary under current law of the material U.S. federal income tax consequences to participants in the Amended ESPP. This summary deals with the general tax principles that apply and is provided only for general information. Certain types of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice.
The Amended ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under the Code, employees will not recognize taxable income or gain with respect to Shares purchased under the Amended ESPP either at the offering date or the purchase date of an offering. If an employee disposes of Shares purchased under the Amended ESPP more than two years after the offering date, or in the event of the employee's death at any time, the employee or the employee's estate generally will be required to report as ordinary compensation income for the taxable year of disposition or death an amount equal to the lesser of (a) the excess of the fair market value of the Shares at the time of disposition or death over the applicable purchase price, or (b) 15 percent of the fair market value of the Shares on the offering date. In the case of such a disposition or death, the Company will not be entitled to any deduction from income. Any gain on the disposition in excess of the amount treated as ordinary compensation income generally will be capital gain.
If an employee disposes of Shares purchased under the Amended ESPP within two years after the offering date, the employee generally will be required to report the excess of the fair market value of the Shares on the purchase date over the applicable purchase price as ordinary compensation income for the year of disposition. If the disposition is by sale, any difference between the fair market value of the Shares on the purchase date and the disposition price generally will be capital gain or loss. In the event of a disposition within two years after the offering date, the Company generally will be entitled to a deduction (subject to applicable limits under the Code) from income in the year of such disposition equal to the amount the employee is required to report as ordinary compensation income.

2026 PROXY STATEMENT 64

PURCHASES UNDER THE ESPP
The table below provides information on the number of Shares purchased by the following employees and groups since the inception of the ESPP through June 26, 2026. Non-employee directors are not eligible for participation in the ESPP. No associate of a non-employee director or nominee for election as a non-employee director has purchased shares under the ESPP and no participating employee has purchased five percent or more of the total amount of Shares purchased under the ESPP.

NAME AND POSITION	NUMBER OF SHARES PURCHASED
Elliott Hill President and Chief Executive Officer	5,673
Matthew Friend Executive Vice President and Chief Financial Officer	5,072
Venkatesh Alagirisamy Executive Vice President, Chief Operating Officer	6,168
Treasure Heinle Executive Vice President, Chief People Officer	3,303
Robert Leinwand Executive Vice President, Chief Legal Officer	6,959
All current executive officers as a group	39,243
All non-employee directors as a group	—
All employees (including all current officers who are not executive officers) as a group	56,914,957

65 NIKE, INC.

SHAREHOLDER PROPOSALS

PROPOSAL 5 TO CONSIDER A SHAREHOLDER PROPOSAL REGARDING A REPORT ON DISCRIMINATION IN CHARITABLE SUPPORT

The following shareholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the shareholder proponent. Bowyer Research, Inc., on behalf of William C. Cunningham, P.O. Box 120, McKeesport, PA 15135, beneficial owners of 154 shares of Class B Stock, has submitted the proposal. The proposal, including any supporting statements, is included exactly as submitted to us by the proponent. The Board of Directors recommends a vote AGAINST the proposal and asks shareholders to read through NIKE's response, which follows the shareholder proposal.

Supporting Statement:
Corporations routinely use their platforms to voice support for humanitarian causes and human rights. Unfortunately, some companies provide funds, data, or other resources to advocacy groups leading highly controversial social campaigns — particularly on gender and sexuality— often backing only one side of the debate. Such one-sided giving alienates significant portions of their customers, employees, and shareholders and exposes companies to reputational, market, and legal risk.
One notable example is that of Nike, which has a verified, perfect score[1] on the Human Rights Campaign's Corporate Equality Index. The Human Rights Campaign is a leading driver in getting companies to promote transgender activism. To get 100 points on its Corporate Equality Index,[2] a company ostensibly agrees to cover radical adolescent transgender treatments recommended by the World Professional Association for Transgender Health (WPATH),[3] a group widely criticized for its ideological bias and lack of scientific rigor.[4] These treatments include gender transition surgery, cross-sex hormone therapy, menstruation suppression, and puberty blockers.
Supporting this activism may also alienate Nike employees who have religious or other moral objections to supporting these kinds of radical treatments with their healthcare premiums. Given Nike's many diversity initiatives,[5] both past and present, investors are right to ask whether the company’s charitable partnerships respect the most crucial form of diversity: diversity of viewpoint.
Partnering with HRC or similar organizations does not do so, given the organization's pressure on companies to take sides in political engagement. Furthermore, a perfect score on the Corporate Equality Index implies[6] that the company likely covers highly controversial healthcare practices, including ones that are currently the subject of increasing legal liability[7] and major shifts[8] in medical guidance. These are serious concerns for any company aiming for political neutrality and avoidance of public controversy.
This isn't merely a political or social point but a matter of brand value. Nike has a Interbrand-estimated[9] brand value exceeding $33 billion, 41 percent of its roughly $80 billion market cap.[10] Given the EEOC’s current high-profile investigation[11] into Nike over "systemic race discrimination allegations" occurring partially as a result of the company's diversity, equity, and inclusion initiatives, investors are right to be concerned about what further brand politicization could do to company performance.
Many companies, including John Deere, Jack Daniels, Harley Davidson, Lowes, Home Depot, Ford, and Coors, have already refocused their charitable support in a manner that acknowledges the diverse views held by their customers and employees.[12] 65% of the Fortune 500 have ceased[13] participation with activist groups such as the Human Rights Campaign as a part of this effort. Nike should do the same.
Resolved: Shareholders request that Nike Inc. conduct an evaluation and issue a report within the next year, or disclose analysis which has already been performed, at reasonable expense and excluding proprietary and confidential information, analyzing the benefits, costs, and legal, reputational, competitive, and other relevant risks of the company's charitable support.
(1)  https://www.hrc.org/resources/corporations/nike-inc.
(2)  https://reports.hrc.org/corporate-equality-index-2026#rating-system-and-methodology
(3)  https://www.tandfonline.com/doi/pdf/10.1080/26895269.2022.2100644
(4)  https://adflegal.org/article/leaked-files-reveal-ethical-concerns-pseudoscience-wpath-standards-care/
(5)  https://about.nike.com/en/mission/focus-areas/diversity-equity-inclusion-at-nike
(6)  https://reports.hrc.org/corporate-equality-index-2026#rating-system-and-methodology
(7)  https://nypost.com/2026/01/31/us-news/detransitioner-wins-2-million-against-new-york-docs-who-pushed-double-mastectomy/
(8)  https://www.plasticsurgery.org/documents/health-policy/positions/2026-gender-surgery-children-adolescents.pdf
(9)  https://interbrand.com/best-global-brands/global/nike/
(10)  https://finance.yahoo.com/quote/NKE/
(11)  https://www.eeoc.gov/newsroom/eeoc-files-subpoena-enforcement-action-against-nike
(12)  https://www.dailymail.co.uk/news/article-13812241/american-brand-dei-rules-backlash.html
(13)  https://www.cnbc.com/2026/02/04/corporate-dei-index-hrc.html

2026 PROXY STATEMENT 66

OPPOSITION STATEMENT
The Board of Directors recommends that shareholders vote AGAINST this proposal because:
•The Company's current approach to charitable giving, together with our existing disclosures and guidelines, appropriately serves the best interests of our shareholders; and
•The Proposal would divert Company time and resources to prepare a report that would not provide additional value to shareholders.
The Company’s charitable giving plays an important role in supporting our strategy and advancing long-term shareholder value.
The Company is committed to, and takes pride in, making a difference in the communities where we live, work, and play, including by supporting causes and organizations that align with our values where there is a clear strategic, business, or community need. These efforts help expand access to sport and grow the Company's consumer base by engaging more people.
The Company's approach to charitable giving is reflected in initiatives such as the Nike Community Impact Fund and our partnerships with nonprofit organizations worldwide. Through these efforts, the Company drives positive, lasting change in the communities we serve and promotes broader participation in sport among future generations. Contrary to the Proponent's implications in its supporting statement, the Company contributes to a wide variety of charitable and civic organizations as part of our commitment to those communities and business objectives. Further, we support our employees to share in our mission whenever possible by supporting causes of their choice. Our employee-giving platform, Give Your Best ("GYB"), empowers employees who want to give back to their communities by donating money or volunteering to charitable organizations, subject to common exclusions, such as organizations found not to be in good standing. GYB allows the Company and the Nike Foundation to amplify giving efforts by matching donations dollar-for-dollar to schools and charitable organizations, up to $25,000 per calendar year, per employee.
Business risks associated with charitable giving are evaluated by the Company and the Board of Directors.
The Company devotes considerable time and resources to ensuring that our charitable partnerships advance business objectives and maintains processes and guidelines to evaluate and approve charitable contributions, nonprofit partnerships, and related policies. Charitable partnerships are approved by the Company only after a robust due diligence review of the proposed recipient organization. At the Board level, the Corporate Responsibility, Sustainability and Governance Committee is responsible for overseeing the Company's community and social impact efforts and other corporate responsibility activities, including reviewing and providing guidance to management regarding the Company's significant corporate responsibility related activities, policies, investments and programs and our work with industry organizations and non-governmental organizations concerning corporate responsibility. This oversight ensures alignment with the Company's strategy of increasing access, participation, and inclusion in sport, supporting long-term shareholder value.
The Company already provides significant disclosure regarding charitable giving.
We believe it is important not only to engage with organizations and issues that are important to our business, our employees, and our shareholders, but to be transparent regarding that engagement. As a result, consistent with our Policy on Public Policy and Political Contributions, the Company annually reports political contributions to political candidates, organizations, and ballot initiatives on the Company's website. We also provide a list of significant governmental entities, NGOs and industry groups the Company is involved with in the resources section of the Company's Mission website.
Therefore, in addition to being costly and time-consuming for the Company to prepare, the report that the Proposal requests would not provide meaningful additional information to the Company's shareholders.

BOARD RECOMMENDATION

X	The Board of Directors recommends that shareholders vote AGAINST approval of the shareholder proposal.

67 NIKE, INC.

PROPOSAL 6 TO CONSIDER A SHAREHOLDER PROPOSAL REGARDING ENVIRONMENTAL TARGETS

The following shareholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the shareholder proponent. Green Century Capital Management, Inc., 114 State Street, Suite 200 Boston, MA 02109, beneficial owner of at least $25,000 of Class B Stock, submitted the proposal. The proposal, including any supporting statements, is included exactly as submitted to us by the proponent. The Board of Directors recommends a vote AGAINST the proposal and asks shareholders to read through NIKE's response, which follows the shareholder proposal.

WHEREAS: Climate change may cost the global economy over $38 trillion annually by 2049.[1] Mitigation is critical to address investment risks and avert economic losses.
A warming climate is associated with enterprise risks, and climate inaction jeopardizes 34% of fashion industry profits by 2030.[2] Nike's 10-K reports that: "Given the broad and global scope of our operations, we are particularly vulnerable to the physical risks of climate change."[3] Risks include disruptions to the production of Nike's products, operations of retail stores, suppliers, manufacturers, distribution centers, and vendors.
Given these risks, Nike acknowledges the importance of addressing and disclosing its climate mitigation strategy to stakeholders. In its 2023 issue prioritization matrix, Nike identified transparency, reporting and climate emissions as tier one issues.[5] Its website states that "reporting is the primary tool we use to disclose important information to our stakeholders about how we manage social and environmental issues."[6]
In 2019, Nike adopted Science Based Targets initiative-verified goals, including reducing operational emissions 65% and supply chain emissions 30% by 2030.[7] Yet, Nike did not release a comprehensive sustainability report in 2025, as it has routinely since 2001.[8] Instead, it published sustainability data that omits qualitative updates on climate initiatives and lacks the detail of prior disclosures.
Meanwhile, Nike must increase the pace of supply chain emissions reductions to achieve its 2030 target. As of FY24, its supply chain emissions have fallen 11% from a 2015 baseline, putting the company about one-third of the way to its goal with more than half the timeline elapsed.[9] These emissions comprise 99% of Nike's greenhouse gas footprint and are thus essential to effectively addressing the climate risks outlined in its 10-K.[10]
Competitors such as New Balance, Adidas, Puma, and lululemon disclose annual sustainability reports and/or climate transition plans that provide ongoing visibility into actions to align their operations and value chains with their targets, including:
•Processes for assessing, and responding to climate-related risks and opportunities;
•Scenario analyses to develop climate strategy, based on several potential future climatic states;
•Governance policies to support climate transition;
•Future actions to reduce value chain emissions;
•Expected emissions reductions and transition pathways associated with initiatives.
RESOLVED: Shareholders request Nike issue a report, above and beyond existing disclosures, summarizing if and how it intends to achieve the company's existing science-based emissions reduction targets, such as describing credible pathways and needed resource commitments. The plan should be published at reasonable expense, excluding confidential information.
SUPPORTING STATEMENT: In developing these disclosures, the proponent recommends considering, at management's discretion:
•Forward-looking, quantitative strategies, and key actions, for achieving the Company's climate goals;
•Guidance by advisory groups such as the Transition Plan Taskforce.
(1)    https://epic.uchicago.edu/news/climate-change-may-cost-38-trillion-a-year-by-2049-study-says/
(2)    https://www.bloomberg.com/news/articles/2026-02-10/climate-inaction-puts-34-of-fashion-industry-profits-at-risk
(3)    https://s1.q4cdn.com/806093406/files/doc_financials/2025/ar/Nike-Inc-2025_10K.pdf, 11
(4)    https://s1.q4cdn.com/806093406/files/doc_financials/2025/ar/Nike-Inc-2025_10K.pdf, 11
(5)    https://media.about.nike.com/files/2fd5f76d-50a2-4906-b30b-3b6046f36ebf/FY23_Nike_Impact_Report.pdf, 144
(6)    https://about.nike.com/en/resources/nike-inc-impact-report-archive
(7)    https://about.nike.com/en/mission/initiatives/reducing-carbon-footprint
(8)    https://about.nike.com/en/resources/nike-inc-impact-report-archive
(9)    https://media.about.nike.com/files/f37dfe60-0341-4db1-8ab9-6156da717313/FY24-NIKE%2C-Inc.-Sustainability-Data.pdf, 12
(10)  https://media.about.nike.com/files/ab589635-4ed5-4a35-887a-e94f0eae4908/200254B_FY24_Nike_Emissions_Footprint.pdf, 2

2026 PROXY STATEMENT 68

OPPOSITION STATEMENT
The Board of Directors recommends that shareholders vote AGAINST this proposal because:
•We take a thoughtful and responsible approach when setting targets to reduce our greenhouse gas emissions, and intend to maintain that approach particularly in light of evolving methodologies and emerging global regulations;
•The Company has a longstanding history of transparent and voluntary reporting and intends to continue our efforts to reduce greenhouse gas emissions; and
•The Board of Directors and our management are best positioned to determine the targets and related disclosures that are appropriate for the Company, especially given the complex and shifting developments in this area.
We take a thoughtful and responsible approach when setting targets to reduce our greenhouse gas emissions.
At NIKE, we aim to drive innovation focused on performance and sustainability. Across our entire value chain, we strive to improve how we design, make and deliver products while reducing our greenhouse gas emissions. We have more than 20 years of experience setting greenhouse gas emissions reduction targets. Most recently, we set a 2030 greenhouse gas reduction target in 2019, based on the then-effective methodologies developed by the Science-Based Targets initiative (SBTi).
Currently, we are assessing the greenhouse gas reduction target we set in 2019, consistent with SBTi’s requirement that companies review, recalculate and revalidate targets at least every five years. We intend to maintain a thoughtful and responsible approach as we continue the assessment of our greenhouse gas target. We believe such an approach is particularly crucial at this time in light of evolving methodologies and emerging global regulations in this area. We note that, for example, SBTi is in the process of updating its target-setting methodologies. In addition, jurisdictions in which we operate have recently adopted (or are expected to adopt) laws, regulations and policies related to corporate disclosure of, target-setting on, and pathways for achieving, greenhouse gas emissions reduction. NIKE is actively monitoring the evolving methodologies, regulations and other developments in this area.
The Company has a longstanding history of transparent and voluntary reporting and intends to continue our efforts to reduce greenhouse gas emissions.
We have a longstanding history of transparent and voluntary reporting on our greenhouse gas emissions. As demonstrated by our latest Sustainability Data Report, which is available on our website, we already publish data on our emissions reduction progress. We continue to reduce our greenhouse gas emissions, including:
•69% reduction of absolute Scope 1 & 2 GHG emissions from NIKE operations in FY24 (vs. FY20 baseline).
•36% reduction of absolute Scope 3 GHG emissions from NIKE's product manufacturing and transportation in FY24 (vs. FY20 baseline).
•96% of electricity consumption in NIKE's global operations was sourced from renewable electricity in FY24.
•27% of electricity used by core NIKE finished goods manufacturers was sourced from renewable electricity in FY24.
We intend to continue taking action designed to reduce our greenhouse gas emissions. We expect to continue to focus on the three areas of our business that account for the majority of our emissions: materials innovation, renewable energy transition, and transportation. We also plan to continue to provide transparent reporting on our greenhouse gas emissions, including as we assess our greenhouse gas reduction target and comply with applicable legal requirements.
The Board of Directors and our management are best positioned to determine the targets and related disclosures that are appropriate for the Company.
The Board of Directors and our management monitor and evaluate our climate- and other sustainability-related initiatives, including as companies' actions and initiatives on these matters continue to receive significant attention from regulators and other stakeholders. The legal and regulatory environments surrounding such matters are becoming increasingly complex, especially as regulators in different jurisdictions adopt diverging requirements. Our ability to meet the expectations and requirements of regulators and other key stakeholders (including our shareholders and customers), particularly in light of rapid changes in regulations, interpretations of existing regulations or consumer preferences, could affect our business, operating results and financial condition, as well as our policies and procedures relating to such matters.
The Board of Directors and our management regularly review developments in this area as part of their holistic oversight of the risks and opportunities facing the Company. Given their collective industry knowledge and expertise, as well as their ongoing engagement and monitoring of the developments relevant to our Company (including those related to our sustainability initiatives and other aspects of our business), they are best positioned to determine our approach to setting any emissions reduction targets and related reporting on our progress and pathway towards achieving any such target. This proposal’s resolution is overly prescriptive in demanding an additional report on this topic and fails to take into account the evolving circumstances, regulatory requirements and other complexities facing the Company. Given the climate-related reporting that the Company already has published or is planning to publish (including both voluntary and regulatory disclosures), the report that this proposal requests would not provide meaningful additional information to the Company's shareholders and would constitute an unnecessary expenditure of the Company's resources and management's time.

BOARD RECOMMENDATION

X	The Board of Directors recommends that shareholders vote AGAINST the shareholder proposal.

69 NIKE, INC.

STOCK OWNERSHIP INFORMATION
STOCK HOLDINGS OF CERTAIN OWNERS AND MANAGEMENT
The following table sets forth the number of shares of the classes of NIKE securities beneficially owned, as of June 30, 2026, after giving effect to any transactions that occurred on such date, by (1) each person known to the Company to be the beneficial owner of more than five percent of any class of the Company's securities, (2) each of the directors and nominees for director, (3) each executive officer listed in the Summary Compensation Table ("NEOs"), and (4) all directors, NEOs, and other executive officers as a group. Because Class A Stock is convertible into Class B Stock on a share-for-share basis, each beneficial owner of Class A Stock is deemed by the SEC to be a beneficial owner of the same number of shares of Class B Stock. Therefore, in indicating a person's beneficial ownership of shares of Class B Stock in the table, it has been assumed that such person has converted into Class B Stock all shares of Class A Stock of which such person is a beneficial owner. For these reasons the table contains substantial duplications in the numbers of shares and percentages of Class A and Class B Stock shown for Swoosh, LLC, Philip Knight, and the Travis A. Knight 2009 Irrevocable Trust II. In addition, unless otherwise indicated, all persons named below can be reached c/o Corporate Secretary, NIKE, Inc., One Bowerman Drive, Beaverton, Oregon 97005-6453.

	TITLE OF CLASS		SHARES BENEFICIALLY OWNED(1)		PERCENT OF CLASS(2)
Timothy Cook	Class B		130,480		—
Thasunda Duckett	Class B		13,589		—
Mónica Gil	Class B		8,893		—
Maria Henry	Class B		8,767		—
Peter Henry	Class B		11,099		—
Elliott Hill(3)	Class B		225,951		—
Travis Knight	Class B		9,533,940	(4)	0.8%
Jørgen Vig Knudstorp	Class B		21,388
Mark Parker(3)	Class B		1,924,163	(5)(6)	0.2%
Michelle Peluso	Class B		32,814		—
John Rogers, Jr.	Class B		41,022		—
Robert Swan	Class B		55,558	(7)	—
Matthew Friend(3)	Class B		460,050	(5)	—
Venkatesh Alagirisamy(3)	Class B		189,634	(5)	—
Treasure Heinle(3)	Class B		90,608	(5)(6)	—
Robert Leinwand(3)	Class B		216,591	(5)(6)	—
Sojitz Corporation of America	Preferred	(8)	300,000		100.0%
1211 S.W. 5th Ave, Pacwest Center, Ste. 2220, Portland, OR 97204
Philip Knight One Bowerman Drive, Beaverton, OR 97005	Class A		27,479,487	(9)	9.8%
	Class B		35,815,174	(10)	2.9%
Swoosh, LLC 22990 NW Bennett Street, Hillsboro, OR 97124	Class A		221,750,000	(11)	78.8%
	Class B		221,750,000		15.6%
Travis A. Knight 2009 Irrevocable Trust II 22990 NW Bennett Street, Hillsboro, OR 97124	Class A		24,681,369	(12)	8.8%
	Class B		24,681,369	(12)	2.0%
Vanguard Capital Management 100 Vanguard Blvd., Malvern, PA 19355	Class B		89,476,687	(13)	7.5%	(13)
State Street Corporation One Congress Street, Suite 1, Boston, MA 02114	Class B		59,588,679	(14)	5.0%	(14)
All directors and executive officers as a group (18 persons)	Class B		13,323,115	(5)(6)	1.1%

2026 PROXY STATEMENT 70

(1)A person is considered to beneficially own any shares: (a) over which the person exercises sole or shared voting or investment power, or (b) of which the person has the right to acquire beneficial ownership at any time within 60 days (such as through conversion of securities or exercise of stock options). Unless otherwise indicated, voting and investment power relating to the above shares is exercised solely by the beneficial owner or shared by the owner and the owner's spouse or children.
(2)Omitted if less than 0.1 percent.
(3)NEO listed in the Summary Compensation Table.
(4)Includes 4,694,859 shares of Class B Stock held by Three Strings Investors, L.P. ("Three Strings"). Mr. Travis Knight has the right to remove and replace the sole general partner of Three Strings and serves as trustee of trusts that hold limited partnership interests in Three Strings. Mr. Travis Knight disclaims beneficial ownership of the shares held by Three Strings, except to the extent of his pecuniary interest therein. Does not include 221,750,000 shares of Class A Stock that are owned by Swoosh, LLC. Mr. Travis Knight has disclaimed beneficial ownership of all such shares.
(5)These amounts include the right to acquire the following numbers of shares within 60 days after June 30, 2026 pursuant to the exercise of stock options: 1,258,909 shares for Mr. Parker, 411,595 shares for Mr. Friend, 166,184 shares for Mr. Alagirisamy, 56,859 shares for Ms. Heinle, 178,806 shares for Mr. Leinwand, and 2,436,083 shares for the executive officer and director group.
(6)Includes shares held in accounts under the NIKE, Inc. 401(k) Savings and Profit Sharing Plan: 39,869 shares for Mr. Parker, 680 shares for Ms. Heinle, 1,507 shares for Mr. Leinwand, and 44,992 shares for the executive officer and director group.
(7)Includes 1,580 shares held by the Swan Family Revocable Trust.
(8)Preferred Stock does not have general voting rights except as provided by law, and under certain circumstances as provided in the Company's Restated Articles of Incorporation, as amended.
(9)Does not include 521,792 shares of Class A Stock that are owned by Mr. Philip Knight's spouse. Mr. Philip Knight has disclaimed ownership of all such shares. Mr. Philip Knight holds the position Chairman Emeritus, and has a standing invitation to attend all meetings of the Board as a non-voting observer.
(10)Does not include 521,792 shares of Class A Stock that are owned by Mr. Philip Knight's spouse. Mr. Philip Knight has disclaimed ownership of all such shares.
(11)Information provided as of December 30, 2025 in the Form 4 filed by the shareholder.
(12)Includes 5,538,989 shares of Class A Stock held directly by the Travis A. Knight 2009 Irrevocable Trust II (the "Trust") and 19,142,380 shares of Class A Stock held by an indirect subsidiary of the Trust. Mr. Travis Knight and members of his immediate family are among the beneficiaries of the Trust. Mr. Travis Knight disclaims beneficial ownership of the Company's securities held directly and indirectly by the Trust, except to the extent of his pecuniary interest therein.
(13)Information provided as of March 31, 2026 in Schedule 13G/A filed by the shareholder.
(14)Information provided as of March 31, 2026 in Schedule 13G/A filed by the shareholder.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and holders of more than 10 percent of a registered class of the Company's equity securities, to file with the SEC reports regarding their ownership and changes in ownership of Common Stock and other equity securities of the Company. Directors, officers, and greater than 10 percent shareholders are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of such reports furnished to the Company and written representations that no other reports were required, during fiscal 2026, we believe that all such reports that were required to be filed under Section 16(a) were timely filed, except that one report relating to a December 10, 2025 grant of restricted stock units, performance-based stock units, and stock options to Venkatesh Alagirisamy was filed late due to administrative processing delays.

71 NIKE, INC.

ADDITIONAL INFORMATION
INSIDER TRADING ARRANGEMENTS AND POLICIES
We have adopted insider trading policies and procedures that govern the purchase, sale, and other disposition of our securities by our employees, directors, officers, and consultants. We believe our insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations as well as the exchange listing standards applicable to us. Our insider trading policies and procedures prohibit our employees, directors, officers, and consultants from trading in our securities while in possession of material non-public information, among other things. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy and our Blackout and Pre-clearance Policy, copies of which can be found as exhibits to our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
TRANSACTIONS WITH RELATED PERSONS
Philip Knight, the father of NIKE director Travis Knight, serves as Chairman Emeritus, which provides a standing invitation for Philip Knight to attend meetings of the Board and its committees as a non-voting observer. In fiscal 2026, as Chairman Emeritus, Mr. Knight received salary of approximately $221,000, and medical and dental insurance coverage generally available to employees.
Mark Parker's son, Matthew Parker, was employed by the Company in fiscal 2026 in a non-executive role for which the Company paid Matthew Parker aggregate compensation of approximately $146,000. The compensation and benefits received by Matthew Parker were consistent with compensation and benefits paid to other employees holding similar positions.
Mark Parker's sister, Betsy Parker, was contracted by the Company in fiscal 2026 in a non-executive role for which the Company paid Betsy Parker aggregate compensation of approximately $175,000.
Kenneth Smith, son-in-law of former NEO Craig Williams, was employed by the Company in fiscal 2026 in a non-executive role for which the Company paid Kenneth Smith aggregate compensation of approximately $125,000. The compensation and benefits received by Kenneth Smith were consistent with compensation and benefits paid to other employees holding similar positions.
The Company's written policy requires the Corporate Responsibility, Sustainability & Governance Committee to review any transaction or proposed transaction with a related person that would be required to be reported under Item 404(a) of Regulation S-K, and to determine whether to ratify or approve the transaction, with ratification or approval to occur only if the committee determines that the transaction is fair to the Company and that approval or ratification of the transaction is in the interest of the Company.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee of the Board during fiscal 2026 were Timothy Cook, Mónica Gil, and Michelle Peluso. The committee is composed solely of independent, non-employee directors. No member of the Compensation Committee has been an executive officer of the Company, and no member of the Compensation Committee had any relationships requiring disclosure by the Company under the SEC's rules requiring disclosure of certain relationships and related-party transactions. None of the Company's executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee of the Company during fiscal 2026.

2026 PROXY STATEMENT 72

OTHER MATTERS
WEBSITE REFERENCES
References to the Company's websites are for informational purposes only. Information contained on, or accessible through, such websites is not incorporated by reference into, and does not constitute a part of, this proxy statement.
OTHER BUSINESS
As of the time this proxy statement was printed, management was unaware of any proposals to be presented for consideration at the Annual Meeting other than those set forth herein, but if other matters do properly come before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy according to their best judgment.

73 NIKE, INC.

GENERAL INFORMATION
Why am I receiving these proxy materials?
You are receiving the enclosed proxy materials in connection with the solicitation of proxies by the Board of NIKE for use at the Annual Meeting, including at any adjournment or postponement thereof. As a shareholder of record as of the close of business on July 8, 2026, which is the record date fixed by the Board, you are invited to attend the virtual Annual Meeting and are urged to vote your shares on the proposals described in this proxy statement.
How are the proxy materials being distributed?
This proxy statement is first being made available to shareholders on or about July 15, 2026. We are furnishing proxy materials to our shareholders primarily via the Internet, by mailing a Notice Regarding the Availability of Proxy Materials, or "Notice", instead of mailing printed copies of those materials to each shareholder. The Notice directs shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to these materials electronically unless you elect otherwise.
What is included in the proxy materials?
Our proxy materials include our Notice, our proxy statement, and our Annual Report on Form 10-K for the year ended May 31, 2026. Our Notice directs shareholders to a website where they can access our proxy materials.
Why is the Company holding a virtual Annual Meeting?
We are continuing to use a virtual meeting format because, based on the success of our recent annual meetings, we believe that it provides greater accessibility, encourages broader shareholder participation, and helps reduce costs, while still allowing us to provide shareholders the same rights and opportunities to participate as an in-person meeting.
How can I attend and participate in the virtual Annual Meeting?
Holders of record of our Class A Stock and Class B Stock at the close of business on July 8, 2026 may attend the Annual Meeting and any adjournment or postponement thereof, and may vote, and submit questions in advance of and during the meeting.
To attend, vote at, and submit questions during the Annual Meeting, visit www.virtualshareholdermeeting.com/NKE2026 and enter the 16-digit control number included in your Notice, voting instructions form, or proxy card.
Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system.
How can I ask questions at the Annual Meeting?
We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate in our virtual Annual Meeting as they would at an in-person meeting. Shareholders of record at the close of business on July 8, 2026 may submit questions in advance of and during the Annual Meeting.
•To submit questions in advance of the Annual Meeting: Visit www.proxyvote.com and enter your 16-digit control number included in your Notice, voting instructions form, or proxy card. Questions submitted in advance must be submitted before 11:59 P.M. Eastern Time on September 7, 2026.
•To submit questions during the Annual Meeting: Visit www.virtualshareholdermeeting.com/NKE2026 and enter the 16-digit control number included in your Notice, voting instructions form, or proxy card.
All questions must comply with the rules of conduct for the Annual Meeting, which will be made available on the virtual meeting website at www.virtualshareholdermeeting.com/NKE2026.
What will I be voting on at the Annual Meeting?
You will be voting:
•To elect the 11 director nominees identified in this proxy statement. The holders of NIKE's Class A Stock will vote to elect eight of the director nominees identified in this proxy statement, and the holders of NIKE's Class B Stock will vote to elect the remaining three director nominees identified in this proxy statement;
•To approve executive compensation by an advisory vote;

2026 PROXY STATEMENT 74

•To ratify the appointment of PwC as our independent registered public accounting firm;
•To approve the amendment of the NIKE, Inc. Employee Stock Purchase Plan to increase the number of authorized shares;
•To consider a shareholder proposal regarding a report on discrimination in charitable support, if properly presented at the Annual Meeting;
•To consider a shareholder proposal regarding environmental targets, if properly presented at the Annual Meeting; and
•To transact such other business as may properly come before our Annual Meeting or any adjournment or postponement thereof.
How does the Board recommend that I vote on these proposals?
Our Board recommends:
•For the holders of NIKE's Class A Stock, a vote FOR the election of each of Mr. Timothy Cook, Ms. Maria Henry, Mr. Peter Henry, Mr. Elliott Hill, Mr. Travis Knight, Mr. Jørgen Vig Knudstorp, Mr. Mark Parker, and Ms. Michelle Peluso to serve as directors until the next annual meeting and until their successor is elected and qualified;
•For the holders of NIKE's Class B Stock, a vote FOR the election of each of Ms. Thasunda Duckett, Ms. Mónica Gil, and Mr. Robert Swan to serve as directors until the next annual meeting and until their successor is elected and qualified;
•For all shareholders, a vote FOR the advisory resolution approving the compensation of our NEOs as described in this proxy statement;
•For all shareholders, a vote FOR ratification of the appointment of PwC as our independent registered public accounting firm;
•For all shareholders, a vote FOR to approve the amendment of the NIKE, Inc. Employee Stock Purchase Plan to increase the number of authorized shares;
•For all shareholders, a vote AGAINST the shareholder proposal regarding a report on discrimination in charitable support; and
•For all shareholders, a vote AGAINST the shareholder proposal regarding environmental targets.
How do I vote my shares?
You may vote by proxy before or at the Annual Meeting.
Voting in Advance of the Annual Meeting
If you are a shareholder of record, you may vote your shares by proxy before the Annual Meeting using one of the following methods:
•Internet: Visit www.proxyvote.com and follow the on-screen instructions. Internet voting is available 24 hours a day and closes at 11:59 p.m. Eastern Time on September 7, 2026 for shares held directly and by 11:59 p.m. Eastern Time on September 3, 2026 for shares held in a Plan;
•Telephone: Call toll-free 1-800-690-6903. Telephone voting is available 24 hours a day and closes at 11:59 p.m. Eastern Time on September 7, 2026 for shares held directly and by 11:59 p.m. Eastern Time on September 3, 2026 for shares held in a Plan; or
•Mail: Complete, sign, date, and return your proxy card in the postage-paid envelope we have provided. Your completed and signed proxy card must be received prior to the Annual Meeting.
If you are a beneficial owner of shares held in street name, please follow the instructions you receive from your bank, broker or record holder to vote your shares.
Voting During the Annual Meeting
If you are a shareholder of record or if you are a beneficial owner of shares held in street name and obtain a legal proxy from your bank, broker or record holder and plan to vote during the Annual Meeting rather than in advance, you may do so by visiting www.virtualshareholdermeeting.com/NKE2026 and entering the 16-digit control number included in your Notice, voting instructions form, or proxy card. Even if you plan to attend the Annual Meeting, you are encouraged to vote by proxy prior to the meeting. You can always change your vote, as described in more detail under "Can I change my vote or revoke my proxy?"

75 NIKE, INC.

What is the difference between holding shares as a shareholder of record and as a beneficial owner or street name holder?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the "shareholder of record" with respect to those shares and we have sent the Notice (or if you received printed proxy materials, the Notice, proxy statement, and proxy card) directly to you. You may submit a proxy and vote those shares in the manner described in this proxy statement and the Notice.
If your shares are held in a stock brokerage account or by a bank, broker or other holder of record, you are considered the "beneficial owner" of shares held in street name. The Notice, voting instructions form, and/or proxy card have been forwarded to you by your broker, bank, or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.
What does it mean if I receive more than one proxy card or Notice?
If you receive more than one proxy card or Notice, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, please follow the instructions included on each Notice you receive or, if you received printed proxy materials by mail, complete, sign, and return each proxy card you receive.
How many shares may be voted at the Annual Meeting?
On the close of business on July 8, 2026, 281,387,752 shares of Class A Stock and 1,202,110,951 shares of Class B Stock were issued and outstanding and entitled to vote at the meeting.
What constitutes a quorum?
For Proposal 1, the election of directors, a majority of the votes entitled to be cast by each of the Class A Stock and Class B Stock separately constitutes a quorum of Class A Stock and Class B Stock, respectively. For Proposals 2, 3, 4, 5 and 6, a majority of the votes entitled to be cast by both of the Class A Stock and Class B Stock together constitutes a quorum. Withhold votes, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares and the broker does not then vote those shares on the shareholder's behalf.
How are votes calculated?
Each share of Class A Stock and each share of Class B Stock is entitled to one vote. The holders of our Common Stock will vote together on all matters at the Annual Meeting except for the election of directors, for which the holders of Class A Stock and holders of Class B Stock will vote separately. For more information regarding our Class A Stock and Class B Stock, see the section above titled "Corporate Governance—Capital Structure".

2026 PROXY STATEMENT 76

How many votes are required to approve each proposal and how are votes counted?

	How many votes are required for approval?	How are director withhold votes treated?	How are abstentions treated?	How are broker non-votes handled?	How will signed proxies that do not specify voting preferences be treated?

Proposal 1—Elect the director nominees
For the directors elected by holders of Class A Stock: a plurality of votes of the holders of Class A Stock cast
For the directors elected by holders of Class B Stock: a plurality of votes of the holders of Class B Stock cast
		Withhold votes are not counted as votes cast for purposes of the plurality voting standard and will not affect the outcome of the proposal, but will be considered in determining whether our director resignation policy applies to a director	N/A	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted "FOR" the election of each of the named nominees for director

Proposal 2—Advisory vote to approve executive compensation	Votes of Common Stock cast in favor of the proposal must exceed votes of Common Stock cast against the proposal	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted "FOR" the proposal regarding an advisory vote to approve executive compensation

Proposal 3— Ratify the appointment of PwC as our independent registered public accounting firm	Votes of Common Stock cast in favor of the proposal must exceed votes of Common Stock cast against the proposal	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Banks, brokers and other holders of record may exercise discretion and vote on this matter and these will be counted as votes cast	Shares will be voted "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm

Proposal 4—Approval of Amendment of NIKE, Inc. Employee Stock Purchase Plan to increase authorized shares	Votes of Common Stock cast in favor of the proposal must exceed votes of Common Stock cast against the proposal	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted "FOR" the approval of the amendment of NIKE, Inc. Employee Stock Purchase Plan to increase authorized shares

Proposal 5—Consider a shareholder proposal regarding a report on discrimination in charitable support	Votes of Common Stock cast in favor of the proposal must exceed votes of Common Stock cast against the proposal	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted "AGAINST" the shareholder proposal regarding a report on discrimination in charitable support

Proposal 6 —Consider a shareholder proposal regarding environmental targets	Votes of Common Stock cast in favor of the proposal must exceed votes of Common Stock cast against the proposal	N/A	Abstentions are not included as votes cast and will not affect the outcome of the proposal	Broker non-votes are not included as votes cast and will not affect the outcome of the proposal	Shares will be voted "AGAINST" the shareholder proposal regarding environmental targets

What happens if a director fails to receive the support of a majority of votes cast?
The Bylaws and the Corporate Governance Guidelines of the Company provide that any nominee for director in an uncontested election who receives a greater number of votes "withheld" from their election than votes "for" such election shall tender their resignation for consideration by the Corporate Responsibility, Sustainability & Governance Committee. The committee will then recommend to the Board the action to be taken with respect to the resignation, and the Board will publicly disclose its decision with respect to such resignation within 90 days after the certification of the election results.

77 NIKE, INC.

Can I change my vote or revoke my proxy?
A shareholder giving the enclosed proxy has the power to revoke it. You can change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by:
•Delivering written notice of your revocation to the Corporate Secretary of NIKE, Inc. at One Bowerman Drive, Beaverton, Oregon 97005-6453;
•Executing a proxy bearing a later date using any of the voting methods described above under "How do I vote my shares?"; or
•Attending and voting your shares online during the Annual Meeting (attending the Annual Meeting will not, by itself, revoke your proxy).
If you are a beneficial owner of shares held in street name, please contact your bank, broker or record holder for instructions on how to change or revoke your voting instructions.
How are proxies being solicited?
In addition to soliciting proxies by mail, certain officers and employees of the Company, without extra compensation, may also solicit proxies personally or by telephone. Copies of proxy solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to the beneficial owners of shares held in their names. The Company will bear the cost of soliciting proxies.
How do I find out the voting results?
We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K following the Annual Meeting.
How can I submit a proposal for next year's annual meeting?
A shareholder proposal intended for inclusion in the Company's proxy statement and form of proxy for the 2027 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Corporate Secretary of NIKE, Inc. at shareholder.proposals@nike.com on or before March 17, 2027 and otherwise comply with all applicable rules and regulations under the Exchange Act.
A shareholder wishing to submit a proxy access nomination for inclusion in the Company's proxy statement and form of proxy for the 2027 annual meeting of shareholders pursuant to Article II, Section 11 of the Company's Bylaws must provide the Company with timely written notice of such nomination and otherwise comply with the applicable requirements set forth in the Bylaws. To be timely, notice of such nomination, along with the other information required by the Company's Bylaws, must be received by the Corporate Secretary of NIKE, Inc. at One Bowerman Drive, Beaverton, Oregon 97005-6453, no earlier than February 15, 2027 and no later than March 17, 2027.
Under Article II, Section 10 of the Company's Bylaws, any shareholder wishing to submit any other proposal or nomination for consideration at the 2027 annual meeting of shareholders must provide the Company with timely written notice of such proposal or nomination and otherwise comply with the requirements set forth in the Bylaws. To be timely, such notice, along with the other information required by the Company's Bylaws, must be received by the Corporate Secretary of NIKE, Inc. at One Bowerman Drive, Beaverton, Oregon 97005-6453, no earlier than May 11, 2027 and no later than June 10, 2027.
In addition to satisfying the foregoing requirements under the Company's Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees for the 2027 annual meeting of shareholders must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under the Company's Bylaws.
For the Board of Directors,
Mary Hunter
Vice President, Corporate Secretary

2026 PROXY STATEMENT 78

EXHIBIT A
NIKE, INC.
EMPLOYEE STOCK PURCHASE PLAN
(As amended as of September 8, 2026)
1.Purpose of the Plan. NIKE, Inc. (the “Company”) believes that ownership of shares of its common stock by employees of the Company and its Participating Subsidiaries (as defined below) is desirable as an incentive to better performance and improvement of profits, and as a means by which employees may share in the rewards of growth and success. The purpose of the Company’s Employee Stock Purchase Plan (the “Plan”) is to provide a convenient means by which employees of the Company and Participating Subsidiaries may purchase the Company’s shares through payroll deductions and a method by which the Company may assist and encourage such employees to become share owners. The Company operates a Foreign Subsidiary Employee Stock Purchase Plan (as amended from time to time, the “Foreign ESPP”) pursuant to which selected groups of employees of the Company’s foreign subsidiaries (“Foreign Subsidiaries”) are provided a similar opportunity to purchase Company shares. Such groups of employees designated as participating groups for purposes of the Foreign ESPP are hereinafter referred to as “Participating Foreign ESPP Groups.”
2.Shares Reserved for the Plan. As of September 8, 2026 there are 78,000,000 shares of the Company’s authorized but unissued or reacquired Class B Common Stock reserved for purposes of the Plan (which reflects an increase of 16,000,000 Shares from 62,000,000, the number of shares reserved under the Plan as of September 9, 2022). The number of shares reserved for the Plan is subject to adjustment in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the outstanding Class B Common Stock of the Company. The determination of whether an adjustment shall be made and the manner of any such adjustment shall be made by the Board of Directors of the Company (the “Board”), which determination shall be conclusive.
3.Administration of the Plan. The Board has full power and authority to administer the Plan. Without limiting the foregoing, the Board has delegated to the Chief Human Resources Officer of the Company (or, if the officer who is the Company’s senior human resources executive shall have a title other than Chief Human Resources Officer, then such other officer) all authority for administration of the Plan and, in connection with such delegation and unless otherwise determined by the Board or required by applicable law, the Plan shall be administered by or under the direction of such officer (the “Authorized Officer”), who may delegate some or all of his or her duties and authority to one or more Company employees. Unless prohibited by applicable law, the Authorized Officer may promulgate rules and regulations for the operation of the Plan, adopt forms for use in connection with the Plan, and decide any question of interpretation of the Plan or rights arising thereunder. The Authorized Officer may consult with counsel for the Company on any matter arising under the Plan. Unless otherwise determined by the Board, all determinations and decisions of the Authorized Officer or the Board shall be conclusive.
4.Eligible Employees. The Board hereby authorizes the purchase of shares of Class B Common Stock pursuant to the Plan by employees of the Company and of each corporate subsidiary of the Company, but has delegated to the Authorized Officer the authority to designate from time to time those “subsidiary corporations” (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”)) of the Company which shall be participants in the Plan (each such participating subsidiary being hereinafter called a “Participating Subsidiary”). All Eligible Employees (as defined below) of the Company and all Eligible Employees of each Participating Subsidiary are eligible to participate in the Plan. An “Eligible Employee” is an employee of the Company or a Participating Subsidiary who has been employed by the Company or a Participating Subsidiary for at least one full month prior to the Offering Date (as defined below) excluding, however, (a) any employee whose customary employment is less than 20 hours per week and (b) any employee who would, after a purchase of shares under the Plan, own or be deemed (under Section 424(d) of the Code) to own stock (including stock subject to any outstanding options held by the employee) possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company. Employee status shall be determined consistent with Treasury Regulation Section 1.421-1(h). The Board and Authorized Officer shall have the sole discretion to determine whether an individual satisfies the definition of Eligible Employee under this paragraph 4, in a manner consistent with Section 423 of the Code, and any such determination shall be final and binding on all parties. Notwithstanding the foregoing, any individual retroactively determined to be an Eligible Employee by the Company, a court, or a governmental agency will be permitted to participate only prospectively from the date of such determination. All participants granted options pursuant to an Offering (as defined below) shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code.
5.Offerings.
(a)Offering and Purchase Dates. The Plan shall be implemented by a series of six-month offerings (the “Offerings”), with a new Offering commencing on April 1 and October 1 of each year. Each Offering commencing on April 1 of any year shall end on September 30 of that year, and each Offering commencing on October 1 of any year shall end on March 31 of the following year. The first day of each Offering is the “Offering Date” for that Offering and the last day of each Offering is the “Purchase Date” for that Offering.

79 NIKE, INC.

(b)Grants; Limitations. On each Offering Date, each Eligible Employee shall be granted an option under the Plan to purchase shares of Class B Common Stock on the Purchase Date for the Offering for the price determined under paragraph 7 of the Plan exclusively through payroll deductions authorized under paragraph 6 of the Plan, unless the Board or the Authorized Officer determines that an alternative form of contributions may be used; provided, however, that (i) no option shall permit the purchase of more than 500 shares, and (ii) no option may be granted under the Plan that would allow an employee’s right to purchase shares under all stock purchase plans of the Company and its parents and subsidiaries to which Section 423 of the Code applies to accrue at a rate that exceeds $25,000 of fair market value of shares (determined at the date of grant) for each calendar year in which such option is outstanding.
6.Participation in the Plan.
(a)Initiating Participation. An Eligible Employee may participate in an Offering under the Plan by submitting to the Company or its agent a subscription and payroll deduction authorization in the form specified by the Company. The subscription and payroll deduction authorization must be submitted no later than the “Subscription Deadline,” which shall be a number of days prior to the Offering Date with the exact number of days being established from time to time by the Authorized Officer by written notice to Eligible Employees. Once submitted, a subscription and payroll deduction authorization shall remain in effect unless amended or terminated, and upon the expiration of an Offering the participants in that Offering will be automatically enrolled in the new Offering starting the following day. The payroll deduction authorization will authorize the employing corporation to make payroll deductions in an amount designated by the participant from each of the participant’s paychecks during the Offering. The designated amount to be deducted from each paycheck must be a whole percentage of not less than one percent or more than 10 percent of the participant’s Compensation (as defined below) for the period covered by the paycheck; provided, however, that the amount actually deducted from any paycheck shall not exceed the amount remaining after deduction of all other required or elective withholdings and deductions from that paycheck. If payroll deductions are made by a Participating Subsidiary, that corporation will promptly remit the amount of the deductions to the Company.
(b)Definition of Compensation. “Compensation” means amounts received by the participant from the Company or Participating Subsidiary to the extent that the amounts are subject to federal income tax withholding on wages under Section 3401(a) of the Code, determined without regard to any limitations based on the nature or location of the employment or the services performed, and adjusted as follows:
(i)Before-tax contributions to a non-qualified deferred compensation arrangement, contributions to a plan qualified under Section 401(k) of the Code, and any amounts set aside by the participant from otherwise taxable pay under a welfare benefit plan qualified under Section 125 of the Code or for qualified transportation fringe benefits under Section 132 of the Code shall be included.
(ii)Taxable expense reimbursements, any amount paid in lieu of unused paid-time off (before or after termination of employment), moving expenses, welfare benefits, payments from a nonqualified deferred compensation plan, amounts realized from the exercise of a stock option, settlement of restricted stock units, lapse of restrictions on restricted property or from any other equity incentive award, payments made in any form under the Company’s Long Term Incentive Plan (or similar long term incentive arrangements maintained by a Participating Subsidiary), and adjustments for overseas employment (other than any transfer premium) shall be excluded.
(c)Amending Participation. After a participant has begun participating in the Plan by initiating payroll deductions, the participant may amend the payroll deduction authorization (i) once during any Offering to decrease the amount of payroll deductions, and (ii) effective for the first paycheck of a new Offering to either increase or decrease the amount of payroll deductions. A request for a decrease in payroll deductions during an Offering must be submitted to the Company in the form specified by the Company no later than the Change Deadline (as defined below) for that Offering, and shall be effective for any paycheck only if the request is received by the Company at least 10 business days prior to the payday for that paycheck or by such other deadline as established by the Authorized Officer. A request for an increase or decrease in payroll deductions effective for the first paycheck of a new Offering must be submitted to the Company in the form specified by the Company no later than the Subscription Deadline for the new Offering. In addition, if the amount of payroll deductions from any participant during an Offering exceeds the maximum amount that can be applied to purchase shares in that Offering under the limitations set forth in paragraph 5(b) above, then (x) payroll deductions from the participant shall cease and all such excess amounts shall be refunded to the participant, and (y) payroll deductions from the participant shall restart as of the commencement of the next Offering at the rate set forth in the participant’s then effective payroll deduction authorization.
(d)Terminating Participation. After a participant has begun participating in the Plan by initiating payroll deductions, the participant may terminate participation in the Plan by notice to the Company in the form specified by the Company. To be effective to terminate participation in an Offering, a notice of termination must be submitted no later than the “Change Deadline,” which shall be a number of days prior to the Purchase Date for that Offering with the exact number of days being established from time to time by the Authorized Officer by written notice to participants. Participation

2026 PROXY STATEMENT 80

in the Plan shall also terminate when a participant ceases to be an Eligible Employee for any reason, including death or retirement; provided, however, that for purposes of the Plan, a participant’s status as an Eligible Employee shall be considered to be continuing intact while such participant is on military leave, sick leave, or other bona fide leave of absence approved by the Company; provided further, however, that if such period of leave of absence exceeds three months, and the participant’s right to reemployment is not provided either by statute or by contract, the participant’s status as an Eligible Employee shall be deemed to have terminated on the first day immediately following such three-month period. Unless otherwise determined by the Authorized Officer (on a uniform and non-discriminatory basis), a transfer of a participant’s employment between or among the Company and/or the Participating Subsidiaries shall not be considered a termination of employment. A participant may not reinstate participation in the Plan with respect to a particular Offering after terminating participation in the Plan with respect to that Offering. Upon termination of a participant’s participation in the Plan, all amounts deducted from the participant’s Compensation and not previously used to purchase shares under the Plan shall be returned to the participant.
7.Option Price. The price at which shares shall be purchased in an Offering shall be the lower of (a) 85% of the fair market value of a share of Class B Common Stock on the Offering Date of the Offering or (b) 85% of the fair market value of a share of Class B Common Stock on the Purchase Date of the Offering. The fair market value of a share of Class B Common Stock on any date shall be the closing price of the Class B Common Stock on the New York Stock Exchange on such date or, if such date is not a trading day, then on the first immediately preceding trading day prior to such date; provided that if the Class B Common Stock is not traded on the New York Stock Exchange, then the fair market value of a share of Class B Common Stock will be such other reported value of the Class B Common Stock as shall be specified by the Board.
8.Purchase of Shares. All amounts withheld from the Compensation of a participant shall be credited to his or her account under the Plan. No interest will be paid on such accounts, unless otherwise determined by the Authorized Officer or required under applicable law. On each Purchase Date, the amount of the account of each participant will be applied to the purchase of shares (including fractional shares) by such participant from the Company at the price determined under paragraph 7 above. Any cash balance remaining in a participant’s account after a Purchase Date as a result of the limitations set forth in paragraph 5(b) above shall be repaid to the participant.
9.Delivery and Custody of Shares. Shares purchased by participants pursuant to the Plan will be delivered to and held in the custody of such investment or financial firm (the “Custodian”) as shall be appointed by the Authorized Officer. The Custodian may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single account without identification as to individual participants. By appropriate instructions to the Custodian, a participant may from time to time sell all or part of the shares held by the Custodian for the participant’s account at the market price at the time the order is executed. If a participant desires to sell all of the shares in his or her account, the Custodian or the Company will purchase any fraction of a share in the account at the same price per share that the whole shares are sold on the market. By appropriate instructions to the Custodian, a participant may obtain (a) transfer into the participant’s own name of all or part of the whole shares held by the Custodian for the participant’s account and delivery of such whole shares to the participant, or (b) transfer of all or part of the whole shares held for the participant’s account by the Custodian to a regular individual brokerage account in the participant’s own name, either with the firm then acting as Custodian or with another firm; provided, however, that no shares may be transferred under (a) or (b) until two years after the Offering Date of the Offering in which the shares were purchased.
10.Records and Statements. The Custodian will maintain the records of the Plan. As soon as practicable after each Purchase Date each participant will receive a statement showing the activity of his or her account since the preceding Purchase Date and the balance on the Purchase Date as to both cash and shares. Participants will be furnished such other reports and statements, and at such intervals, as the Authorized Officer shall determine from time to time.
11.Expense of the Plan. The Company will pay all expenses incident to operation of the Plan, including costs of record keeping, accounting fees, legal fees, commissions and issue or transfer taxes on purchases pursuant to the Plan, on dividend reinvestments and on delivery of shares to a participant or into his or her brokerage account. Unless otherwise provided by the Board or the Authorized Officer in its discretion, the Company will not pay expenses, commissions or taxes incurred in connection with sales of shares by the Custodian at the request of a participant. Expenses to be paid by a participant will be deducted from the proceeds of sale prior to remittance.
12.Rights Not Transferable. The right to purchase shares under this Plan is not transferable by a participant, and such right is exercisable during the participant’s lifetime only by the participant. Upon the death of a participant, any cash withheld and not previously applied to purchase shares, together with any shares held by the Custodian for the participant’s account shall be transferred to the persons entitled thereto under the laws of the state of domicile of the participant upon a proper showing of authority.
13.Dividends and Other Distributions; Reinvestment. Stock dividends and other distributions in shares of Class B Common Stock of the Company on shares held by the Custodian shall be issued to the Custodian and held by it for the account of the respective participants entitled thereto. Cash distributions other than dividends, if any, on shares held by the Custodian will

81 NIKE, INC.

be paid currently to the participants entitled thereto. Cash dividends, if any, on shares held by the Custodian may be reinvested in Class B Common Stock on behalf of the participants entitled thereto. The Custodian shall establish a separate account for each participant for the purpose of holding any shares acquired through reinvestment of participants’ dividends. On each dividend payment date, the Custodian shall receive from the Company the aggregate amount of dividends payable with respect to all shares held by the Custodian for participants’ accounts under the Plan. As soon as practicable thereafter, the Custodian shall use such portion of the funds designated for reinvestment to purchase shares of Class B Common Stock in the public market, and shall then allocate such shares (including fractional shares) among the dividend reinvestment accounts of the participants pro rata based on the amount of dividends reinvested for such participants. For those participants receiving cash dividends, the Custodian shall allocate the remainder of such funds among the accounts of such participants pro rata based upon the amount of dividends received. A participant may sell or transfer shares in the participant’s dividend reinvestment account in accordance with paragraph 9 above, except that there shall be no holding period required for a transfer from a dividend reinvestment account.
14.Voting and Shareholder Communications. In connection with voting on any matter submitted to the shareholders of the Company, the Custodian will cause the shares held by the Custodian for each participant’s accounts to be voted in accordance with instructions from the participant or, if requested by a participant, furnish to the participant a proxy authorizing the participant to vote the shares held by the Custodian for his or her accounts. Copies of all general communications to shareholders of the Company will be sent to participants in the Plan.
15.Tax Withholding. Each participant who has purchased shares under the Plan shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax or other withholding determined by the Company to be required. If the Company determines that additional withholding is required beyond any amount deposited by the participant, the participant shall pay such amount to the Company on demand. If the participant fails to pay the amount demanded, the Company, in its discretion, may (i) withhold that amount from other amounts payable by the Company or any subsidiary of the Company to the participant, including salary, (ii) withhold shares otherwise issuable following a Purchase Date have an aggregate fair market value to pay the withholding taxes that remain due, or (iii) withhold from proceeds of the sale of the shares issued following the Purchase Date, either through a voluntary sale or a mandatory sale arranged by the Company, in all cases subject to applicable law.
16.Responsibility and Indemnity. Neither the Company, the Board, the Custodian, any Participating Subsidiary, any Foreign Subsidiary, nor any member, officer, agent, or employee of any of them, shall be liable to any participant under the Plan for any mistake of judgment or for any omission or wrongful act unless resulting from gross negligence, willful misconduct or intentional misfeasance. The Company will indemnify and save harmless the Board, the Custodian and any such member, officer, agent or employee against any claim, loss, liability or expense arising out of the Plan, except such as may result from the gross negligence, willful misconduct or intentional misfeasance of such entity or person.
17.Conditions and Approvals. The obligations of the Company under the Plan shall be subject to compliance with all applicable state and federal laws and regulations, compliance with the rules of any stock exchange on which the Company’s securities may be listed, and approval of such federal and state authorities or agencies as may have jurisdiction over the Plan or the Company or any Participating Subsidiary. The Company will use its best effort to comply with such laws, regulations and rules and to obtain such approvals.
18.Amendment of the Plan. Unless otherwise determined by the Board, the Board or the Authorized Officer may from time to time amend the Plan in any and all respects; provided, however, that only the Board may change (a) the number of shares reserved for purposes of the Plan, (b) the purchase price of shares offered pursuant to the Plan, (c) the terms of paragraph 5 above, or (d) in paragraph 6(a) above the maximum percentage of a participant’s Compensation that may be deducted from a participant’s paycheck during an Offering. Notwithstanding the foregoing, the Board may not without the approval of the shareholders of the Company increase the number of shares reserved for purposes of the Plan (except for adjustments authorized in paragraph 2 above) or decrease the purchase price of shares offered pursuant to the Plan.
19.Termination of the Plan. The Plan shall terminate when all of the shares reserved for purposes of the Plan have been purchased, provided that (a) the Board or the Authorized Officer in their sole discretion may at any time terminate the Plan with respect to any Participating Subsidiary, without any obligation on account of such termination, except as set forth in the following sentence, and (b) the Board in its sole discretion may at any time terminate the Plan completely, without any obligation on account of such termination, except as set forth in the following sentence. Upon any such termination, the cash and shares, if any, held in the accounts of each participant to whom the termination applies shall forthwith be distributed to the participant or to the participant’s order, provided that if prior to such termination, the Board and shareholders of the Company shall have adopted and approved a substantially similar plan, the Board may in its discretion determine that the accounts of each participant under this Plan to whom the termination applies shall be carried forward and continued as the accounts of such participant under such other plan, subject to the right of any participant to request distribution of the cash and shares, if any, held for his or her accounts.

2026 PROXY STATEMENT 82

20.No Constraint on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Participating Subsidiary from taking any corporate action (including the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on the Plan, or any rights awarded participants under the Plan. No employee, beneficiary, or other person shall have any claim against the Company or any Participating Subsidiary as a result of any such action.
21.Tax.
(a)Tax Qualification. Although the Company may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on participants under the Plan.
(b)Separate Offerings. Unless otherwise determined by the Board or the Authorized Officer, each Offering to the Eligible Employees of the Company and of a Participating Subsidiary shall be deemed a separate Offering under the Plan, and the provisions of the Plan will separately apply to each such Offering. The terms of separate Offerings need not be identical provided that the terms of the Plan and an Offering together satisfy Section 423 of the Code.
22.Governing Law. Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of United States federal law, this Plan will be governed by and construed in accordance with the internal laws of the State of Oregon without giving effect to the conflict of laws principles thereof.

83 NIKE, INC.

ANNUAL
MEETING
AND
PROXY STATEMENT
September 8, 2026

Whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope, or vote online or by telephone following the instructions on the proxy card.

2026 PROXY STATEMENT 84

NIKE, INC.
ONE BOWERMAN DRIVE
BEAVERTON, OR 97005-6453

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 7, 2026 for shares held directly and by 11:59 p.m. Eastern Time on September 3, 2026 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NKE2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on September 7, 2026 for shares held directly and by 11:59 p.m. Eastern Time on September 3, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02271-P55615

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NIKE, INC.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, a vote FOR Proposals 2, 3, and 4, and a vote AGAINST Proposals 5 and 6.

1. Class A director nominees: To elect a Board of Directors for the ensuing year.	For	Withhold
1a. Timothy Cook	☐	☐
1b. Maria Henry	☐	☐
1c. Peter Henry	☐	☐
1d. Elliott Hill	☐	☐
1e. Travis Knight	☐	☐
1f. Jørgen Vig Knudstorp	☐	☐
1g. Mark Parker	☐	☐
1h. Michelle Peluso	☐	☐

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

T02272-P55615

Proxy - NIKE, INC.

CLASS A COMMON STOCK PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 8, 2026

The undersigned hereby appoints Mark Parker, Travis Knight, and Michelle Peluso, and each of them, proxies with full power of substitution, to vote, as designated on the reverse side, on behalf of the undersigned, all shares of Class A Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of NIKE, Inc. on September 8, 2026 at 9:00 A.M. Pacific Time, and any adjournments thereof, with all powers that the undersigned would possess if personally present. A majority of the proxies or substitutes present at the meeting may exercise all powers granted hereby.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR FOR PROPOSAL 1, AND FOR PROPOSALS 2, 3, AND 4, AND AGAINST PROPOSALS 5 AND 6. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE THESE SHARES UNLESS YOU SIGN AND RETURN THIS CARD OR PROPERLY VOTE BY PHONE OR INTERNET.

Continued and to be signed on reverse side

NIKE, INC.
ONE BOWERMAN DRIVE
BEAVERTON, OR 97005-6453

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 7, 2026 for shares held directly and by 11:59 p.m. Eastern Time on September 3, 2026 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NKE2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on September 7, 2026 for shares held directly and by 11:59 p.m. Eastern Time on September 3, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02273-P55615

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NIKE, INC.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, a vote FOR Proposals 2, 3, and 4, and a vote AGAINST Proposals 5 and 6.

	For	Withhold
1. Class B director nominees: To elect a Board of Directors for the ensuing year.		
1a. Thasunda Duckett	☐	☐
1b. Mónica Gil	☐	☐
1c. Robert Swan	☐	☐

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T02274-P55615

Proxy - NIKE, INC.

CLASS B COMMON STOCK PROXY

**SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 8, 2026**

The undersigned hereby appoints Mark Parker, Travis Knight, and Michelle Peluso, and each of them, proxies with full power of substitution, to vote, as designated on the reverse side, on behalf of the undersigned, all shares of Class B Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of NIKE, Inc. on September 8, 2026 at 9:00 A.M. Pacific Time, and any adjournments thereof, with all powers that the undersigned would possess if personally present. A majority of the proxies or substitutes present at the meeting may exercise all powers granted hereby.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR FOR PROPOSAL 1, AND FOR PROPOSALS 2, 3, AND 4, AND AGAINST PROPOSALS 5 AND 6. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE THESE SHARES UNLESS YOU SIGN AND RETURN THIS CARD OR PROPERLY VOTE BY PHONE OR INTERNET.

Continued and to be signed on reverse side